UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2009

Municipal Fixed Income Funds
High Yield Municipal Fund
Municipal Income Fund
Short Duration Tax-Free Fund

Goldman Sachs Municipal Fixed Income Funds

■	GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

■	GOLDMAN SACHS MUNICIPAL INCOME FUND

■	GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Letters to Shareholders and Performance Summaries	3
Schedules of Investments	22
Financial Statements	62
Notes to Financial Statements	66
Financial Highlights	82
Report of Independent Registered Public Accounting Firm	88
Other Information	89

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The following is not a complete list of the risks that may affect the Funds. For additional information concerning the risks that may affect the Funds, please see the Funds’ prospectuses.

The High Yield Municipal Fund invests primarily in high yield municipal fixed income securities that, at the time of purchase, are medium quality or non-investment grade, the interest on which is exempt from regular federal income tax. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk, interest rate risk, call risk, and extension risk. High yield, lower rated securities involve greater price volatility and present greater risks, including greater liquidity risk, than higher rated fixed income securities. Non-investment grade fixed income securities are considered speculative. Such securities and unrated securities of comparable credit quality are subject to a higher risk of an issuer’s inability to meet principal and interest payment obligations. The Fund is subject to the risk that the liquidity of particular issuers or industries, or of all securities within a particular investment category, will shrink or disappear as a result of adverse economic, market or political events or adverse investor perception. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. An inability to sell an illiquid portfolio position can adversely affect the Fund’s NAV and/or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments. Additionally, because the Fund may concentrate its investments in particular sectors (for example, specific states or specific types of municipal securities), the Fund is subject to greater risk of loss as a result of adverse events affecting those sectors than if its investments were not so concentrated. As of March 31, 2009, the Fund’s fiscal year end, the Fund had invested approximately 24% of its total assets in the municipal securities of issuers located in Florida. Additionally as of March 31, 2009, within the State of Florida, the Fund had approximately 17% of its total assets in special assessment bonds, a type of municipal securities which are backed by tax assessments on residential and commercial development projects. The payments on special assessment bonds generally depend on the ability of the developer, builder or homeowner of the home or property to pay tax assessments levied against the home or property. The High Yield Municipal Fund may own a large percentage of any one general assessment bond issuance. Therefore, the Fund may be adversely impacted if the issuing municipality fails to pay principal and/or interest on those bonds.

The Fund may invest in securities whose income is subject to the federal alternative minimum tax and state income tax. Certain shareholders, including clients or affiliates of the investment adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may impact the Fund’s liquidity and NAV. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax exempt or deferred accounts.

The Municipal Income Fund invests primarily in municipal fixed income securities, the interest on which is exempt from regular federal income tax. The Fund may invest up to 100% of its net assets in private activity bonds, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

The Short Duration Tax-Free Fund invests primarily in municipal fixed income securities, the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund may invest up to 20% of its portfolio in securities, including private activity bonds and taxable investments, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset
Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:
■ Assess relative value among securities and sectors

■ Leverage the vast resources of GSAM in selecting securities for each portfolio

■ Team approach to decision making

■ Manage risk by avoiding significant sector and interest rate bets

■ Careful management of yield curve strategies — while closely managing portfolio duration

       Fixed Income portfolios that:
■ Include domestic investment options, tax-free income opportunities, and access to areas of specialization

■ Capitalize on GSAM’s industry-renowned credit research capabilities

■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

PORTFOLIO REVIEW

Goldman Sachs Municipal Fixed Income Funds

Dear Shareholder:

The following is an overview of conditions in the municipal and high yield municipal markets over the one-year reporting period ended March 31, 2009. Also provided is an outlook of what may lie ahead in the coming months.

Market Review

During the one-year reporting period ended March 31, 2009, the global financial crisis reached historic proportions, rapidly sending the U.S. economy into a serious recession despite an unprecedented response from policy makers. The fall of 2008 proved to be a historic time for the global financial markets. The U.S. government seized mortgage giants Fannie Mae and Freddie Mac, helped to keep American International Group (AIG) solvent, provided insurance for money market funds and passed the $700 billion Troubled Asset Recovery Program (TARP), among many other measures. The Lehman Brothers bankruptcy filing, arguably the most pivotal event of the crisis, shook the financial markets to their core and led investors to an extreme flight to quality.

Data from every corner of the world suggested that economic growth was in freefall. With few exceptions, employment, housing, consumption, investment, income and profits declined rapidly and, in many cases, reached historically low levels. The economy contracted far more at the end of last year than initially anticipated, as fourth quarter 2008 Gross Domestic Product was revised downward to −6.3%, the worst quarterly reading since the 1982 recession. Employment, which tends to lag the overall growth trend, also deteriorated significantly. Through the end of the reporting period, non-farm payrolls had declined for 15 consecutive months, with total losses of over 3.3 million during the past five months alone. Not surprisingly, weakness persisted in the housing market, with the S&P/Case-Shiller 20-City Composite Home Price Index down nearly 30% from its 2006 peak through January 2009 and average home prices at similar levels to what they were in late 2003. Falling equity and home prices, tightening credit and high unemployment took a toll on the consumer. The Conference Board Consumer Confidence Index reached its lowest level in February 2009 since it began measuring this indicator in 1967. Meanwhile, inflationary pressures diminished significantly, with lower energy prices paving the way for a retrenchment in headline Consumer Price Index (CPI) numbers.

During the reporting period, the Federal Open Market Committee (the “Fed”) cut the target for the federal funds rate from 2.25% to a range of 0% to 0.25%. The cut marked the end of conventional easing, and the Fed subsequently moved forward with several unconventional approaches to easing credit conditions.

PORTFOLIO REVIEW

THE MUNICIPAL MARKETS

The one-year reporting period was one of the most volatile in the history of the municipal bond market, which has traditionally enjoyed remarkably little volatility and good liquidity. Liquidity conditions were difficult all year long, as the market scrambled to respond to the downgrades of municipal bond insurers. At first, illiquidity was driven by the massive selling of leveraged positions by municipal hedge funds. It was then exacerbated by the deleveraging of the broker/dealer community following the Lehman Brothers bankruptcy in September 2008. A liquidity crunch ensued unlike anything we had seen before, and issuance of new bonds slowed dramatically. In fact, there was a three-week period in the fourth quarter of 2008 during which there was hardly any new supply of municipal bonds at all.

Selling accelerated as fear and uncertainty gripped the market and municipal bonds underperformed Treasuries. In most environments, higher-rated municipal securities are treated as a flight-to-quality asset class (like Treasuries), but during the liquidity crunch, broker/dealers began to sell even high-quality municipals to reduce perceived risk and to raise capital, creating a downward spiral. More forced selling meant more municipal underperformance, which set off a new round of forced selling.

The oversupply caused by the widespread selling took months for the market to digest. Liquidity was extremely limited through year-end 2008, further compounded by the tax-loss harvesting season occurring in late November and December, when investors tend to sell some of their holdings.

By January 2009, the municipal market saw improved liquidity and a manageable issuance calendar. Indeed, the appetite for municipal securities improved somewhat in January, and the market rallied. The thawing of investor sentiment may have been related to the perceived “clean slate” a new year provides. Also, January is traditionally the time when people reinvest their December coupon payments and maturities.

In addition, elements of the Obama administration’s fiscal stimulus, created for the benefit of state and local governments, were seen as positive. For example, in 2009 and 2010, municipalities will be able to issue “Build America Bonds” (BABs) in either taxable or tax-exempt form. With taxable BABs, they can offer a higher yield to investors, potentially attracting the interest of non-traditional buyers (institutions, foreign investors, etc). At the same time, municipalities will receive a 35% federal rebate on the taxable interest they pay bondholders. In other words, they will be able to offer attractive yields to buyers while keeping their financing costs low. The market seems to believe Build America Bonds could take supply out of the traditional municipal market over the next two years, which should drive prices up and yields down. Nevertheless, many states and municipalities continue to grapple with budgetary shortfalls from the economic recession, falling home values, rising unemployment, and decreasing tax revenues.

PORTFOLIO REVIEW

Although municipal bonds gave back some gains in February and March 2009, investors still appeared more positive than they did in 2008. For example, California came to the market at the end of March with a large issuance of general obligation bonds that was quickly oversubscribed.

YIELDS AND CREDIT SPREADS

Yields on U.S. government bonds fell significantly during the annual period as the negative feedback loop between the real economy and the financial system became more entrenched. The yield on the 3-month Treasury bill fell an astounding 1.11% to end the period at 0.20%. Further out on the yield curve, or the spectrum of maturities, Treasury yields also fell, but to a lesser extent. The 10-year Treasury note, for example, ended the period 0.75% lower than one year prior at 2.66%.

Overall, municipal rates also rallied over the 12-month reporting period, with the short-maturity end of the tax-exempt yield curve outperforming the most. As a result, the difference in the yield on a two-year and a 30-year municipal security increased by 1.17%. The difference in yield between two- and 30-year municipal bond stood at 3.84% at the end of March 2009 — extremely steep even by historical standards.

Meanwhile, the yield difference between a 30-year municipal and a 30-year Treasury rose to astronomical levels. Because municipals offer the additional benefit of tax-exemption, they historically trade at lower absolute yields than Treasuries. However, risk aversion during the period drove Treasury yields down more than municipal yields. The municipal-to-Treasury yield ratio (30-year municipal yield/30-year Treasury yield) peaked at 211% in mid-December, when investors were demanding significant yield from their municipal investments. Over the past 10 years, this ratio was 95% on average. By the end of the reporting period, the ratio narrowed to 136%, still effectively giving investors a free tax exemption on the income from their municipal holdings.

PORTFOLIO REVIEW

Credit spreads between municipals also widened dramatically during the reporting period, particularly between BBB-rated and AAA-rated securities and between non-investment grade and investment grade securities. Typically less than 1% (at least over the last 15 years), the spread between BBB-rated bonds and AAA-rated bonds widened to 4.13% in December 2008, as investors fled to the highest quality issues, demanding more and more yield for lower-quality bonds. Spreads between bonds rated BBB and those rated AAA narrowed to 3.94% by March 31, 2009. Spreads between high yield municipals and their investment grade cousins widened to approximately 6.36% in December. By the end of the reporting period, they had narrowed to 5.89% but were still a long way from their historical average of approximately 2.50%.

Looking Ahead

We believe the most likely scenario is that U.S. economic growth will remain negative through the second quarter of 2009 before turning modestly positive in the second half. If as expected the economy stabilizes, we believe the federal fiscal stimulus alone may be enough to offset other areas of the economy and push overall growth into positive territory by the third quarter. We expect that growth may average about 0.3% over the next year, which we believe is roughly in line with the consensus. We also anticipate headline consumer price inflation of about 0.8% over the next year, which is somewhat below consensus. Indeed, we were less concerned at the end of March 2009 about inflation than we were with deflationary trends.

We believe that, over the near-term, municipal bonds should outperform Treasuries, as Treasury securities are still fairly expensive. Although municipal credit spreads remained wide at the end of the reporting period, the market was regaining its equilibrium. Many non-traditional players (such as hedge funds) have left the market, leaving the remaining more stable and traditional base of retail investors to help bring the market back into balance.

We also remain positive in our view because while certain fundamentals have weakened, namely in the form of negative economic growth that could impact state and local governments, most municipal sectors have weathered the U.S. economic slowdown without broad credit fundamental deterioration. Furthermore, we believe this trend should continue. Nevertheless, tough decisions lie ahead for states and municipalities. Many of these governments will have to make spending cuts and/or raise taxes and fees to balance their budgets. They must also be proactive about using federal stimulus dollars. Because state and local governments indeed have the power to take such action, we do not expect to see widespread defaults, although there may be some scattered credit issues. More than ever, in our view, market conditions support the notion of an investment portfolio diversified with municipal bonds.

PORTFOLIO REVIEW

The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this presentation. They are based on proprietary models and there can be no assurance that the forecasts will be achieved. Please see additional disclosures at the end of this presentation.

We thank you for your investment in the Goldman Sachs Municipal Fixed Income Funds and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income — Municipal Investment Management Team

April 14, 2009

PORTFOLIO RESULTS

High Yield Municipal Fund

Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs High Yield Municipal Fund (the “Fund”) during the one-year reporting period ended March 31, 2009.

Performance Review

During the one-year period ended March 31, 2009, the Fund’s Class A, B, C and Institutional Shares generated average annual returns, without sales charges, of −23.97%, −24.55%, −24.55% and −23.71%, respectively. These returns compare to the −19.16%, 2.27% and −10.94%, average annual returns of the Fund’s benchmarks, the Barclays Capital High Yield Municipal Bond Index (with dividends reinvested) (formerly the Lehman Brothers High Yield Municipal Bond Index), the Barclays Capital Aggregate Municipal Bond Index (with dividends reinvested) (formerly the Lehman Brothers Aggregate Municipal Bond Index), and the Goldman Sachs High Yield Municipal Fund Composite Index (“High Yield Municipal Composite”), respectively, over the same time period.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Fund Review

The Fund typically holds both investment grade and high yield securities, as we believe there are generally attractive opportunities in both sectors. As a result, the Fund has a blended benchmark — the High Yield Municipal Composite, which has a barbelled credit quality structure. The High Yield Municipal Composite is barbelled because the benchmark is comprised of the purely non-investment grade Barclays Capital High Yield Municipal Bond Index (60%) and the Barclays Capital Municipal Bond Index, which is composed mostly of bonds rated AAA/AA (40%).

During the reporting period, credit spreads widened as investors shied away from everything except the highest quality securities. The AAA/AA portion of the market thus outperformed. As the Fund was concentrated in bonds in the BBB and below region of the credit spectrum and was underweight bonds rated AAA/AAs, its smaller exposure to higher quality bonds detracted from its relative performance.

The Fund underperformed the High Yield Municipal Composite because of its maturity distribution and sector/security selection during the reporting period. We continued to favor the 20-year to 30-year maturity segment of the yield curve, where most of the high yield municipal market is issued. However, during the one-year reporting period, risk-averse investors favored shorter-term bonds. As a result, longer-term municipal bonds underperformed their shorter-term counterparts, which caused a dramatic steepening of the curve between two- and 30-year municipal securities.

PORTFOLIO RESULTS

From a sector and security standpoint, the Fund was hampered in 2008 by its exposure to airlines and other industrial companies. Also detracting were exposures to tobacco and health care debt. In the first three months of 2009, the Fund was negatively impacted by security selection within the electric utility sector and some industrial corporate names.

In Florida, special assessment securities (municipal bonds used to fund public infrastructure for community development projects) have been pressured by the downturn in the state’s residential real estate market. As a result, the sector has experienced defaults greater than the historical norm. Two of the Fund’s Florida Special Assessment Bonds — which were small positions — defaulted during the period. The impact on total return was negligible.

As investor appetite for high yield securities improved during the final three months of the reporting period, the Fund regained some ground, improving its total return. However, the gains were not enough to offset the underperformance suffered during the market turmoil of 2008.

Reflecting our view of interest rates, the Fund was neutral in its duration versus its municipal benchmarks at the end of March 2009. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

We thank you for your investment in the Goldman Sachs Municipal Fixed Income Funds and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income — Municipal Investment Management Team

April 14, 2009

FUND BASICS

High Yield Municipal Fund
as of March 31, 2009

PERFORMANCE REVIEW

		Barclays	Barclays
		Capital	Capital		30-Day
	Fund	High Yield	Aggregate	High Yield	Taxable	30-Day
April 1, 2008–	Total Return	Municipal	Municipal	Municipal	Equivalent	Standardized
March 31, 2009	(based on NAV)[1]	Bond Index[2]	Bond Index[3]	Composite[4]	Yield[5]	Yield[6]

Class A	-23.97%	-19.16%	2.27%	-10.94%	12.31%	8.00%
Class B	-24.55	-19.16	2.27	-10.94	11.71	7.61
Class C	-24.55	-19.16	2.27	-10.94	11.72	7.62
Institutional	-23.71	-19.16	2.27	-10.94	13.43	8.73

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclay’s Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The Barclay’s Capital Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[4]	Effective May 31, 2008, the Fund has added the Goldman Sachs High Yield Municipal Fund Composite Index (the “High Yield Municipal Composite”) as an additional benchmark against which to measure its performance. The High Yield Municipal Composite is comprised of the Barclay’s Capital Aggregate Municipal Bond Index (40%) and the Barclay’s Capital High Yield Municipal Bond Index (60%). The Fund’s Investment Adviser believes that this benchmark represents a better comparison against which to measure the Fund’s performance. It is not possible to invest directly in an unmanaged index.
[5]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2009 federal income tax rate of 35%.
[6]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS7

For the period ended 3/31/09	One Year	Five Years	Since Inception	Inception Date

Class A	-27.39%	-4.65%	0.77%	4/3/00
Class B	-28.32	-4.88	0.53	4/3/00
Class C	-25.30	-4.50	0.53	4/3/00
Institutional	-23.71	-3.44	1.67	4/3/00

[7]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS8

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.90%	0.92%
Class B	1.65	1.67
Class C	1.65	1.67
Institutional	0.56	0.58

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION9

Percentage of Net Assets

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Performance Summary
March 31, 2009

The following graph shows the value as of March 31, 2009, of a $10,000 investment made on April 3, 2000 (commencement of operations) in Class A Shares (with the maximum sales charge of 4.5%) of the Goldman Sachs High Yield Municipal Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Barclays Capital Aggregate Municipal Bond Index, Barclays Capital High Yield Municipal Bond Index and the Goldman Sachs High Yield Municipal Fund Composite Index (“Barclays Aggregate Muni Bond Index”, “Barclays High Yield Muni Bond Index” and “High Yield Municipal Composite,” respectively) (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class B, Class C and Institutional Shares will vary from the Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

High Yield Municipal Fund’s Lifetime Performance

Performance of a $10,000 Investment with distributions reinvested from April 3, 2000 through March 31, 2009.

Average Annual Total Return through March 31, 2009	One Year	Five Years	Since Inception

Class A (commenced April 3, 2000)
Excluding sales charges	–23.97%	–3.78%	1.28%
Including sales charges	–27.39%	–4.65%	0.77%

Class B (commenced April 3, 2000)
Excluding contingent deferred sales charges	–24.55%	–4.50%	0.53%
Including contingent deferred sales charges	–28.32%	–4.88%	0.53%

Class C (commenced April 3, 2000)
Excluding contingent deferred sales charges	–24.55%	–4.50%	0.53%
Including contingent deferred sales charges	–25.30%	–4.50%	0.53%

Institutional Class (commenced April 3, 2000)	–23.71%	–3.44%	1.67%

PORTFOLIO RESULTS

Municipal Income Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Municipal Income Fund (the “Fund”) during the one-year reporting period ended March 31, 2009.

Performance Review

During the one-year period ended March 31, 2009, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual returns, without sales charges, of −4.28%, −4.92%, −4.92%, −3.95% and −4.39%, respectively. These returns compared to the 2.27% average annual return of the Fund’s benchmark, the Barclays Capital Aggregate Municipal Bond Index (with dividends reinvested) (formerly the Lehman Brothers Aggregate Municipal Bond Index), over the same time period.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

Fund Review

During the reporting period, the primary drivers of the Fund’s significant underperformance versus its benchmark were its maturity distribution and credit quality concentrations.

The Fund favored the long end of the tax-exempt yield curve (20 years and longer) and the BBB-rated segment of the municipal bond market, both of which we believe provide the potential for long-term capital appreciation. However, this was not the case during the one-year reporting period. Municipal yields rallied the least on the long end of the yield curve, causing a dramatic steepening of the curve between two- and 30-year municipal securities. As a result, longer-term municipal bonds underperformed their shorter-term counterparts. In addition, credit spreads widened as investors shied away from everything except the highest quality securities. As risk-averse investors favored shorter-term and higher quality bonds (i.e., bonds with maturities of 15 years or less and AAA-rated bonds), the Fund’s positioning detracted from its results.

The Fund regained some ground in the final three months of the reporting period as investor sentiment improved somewhat. However, the gains were not enough to offset the significant underperformance suffered during the market turmoil of 2008.

Reflecting our view of interest rates, the Fund was neutral in its duration versus its municipal benchmark at the end of March 2009. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

We thank you for your investment in the Goldman Sachs Municipal Fixed Income Funds and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income — Municipal Investment Management Team

April 14, 2009

FUND BASICS

Municipal Income Fund
as of March 31, 2009

PERFORMANCE REVIEW

		Barclays Capital		30-Day
April 1, 2008–	Fund Total Return	Aggregate Municipal	30-Day Taxable	Standardized
March 31, 2009	(based on NAV)[1]	Bond Index[2]	Equivalent Yield[3]	Yield[4]

Class A	-4.28%	2.27%	7.03%	4.57%
Class B	-4.92	2.27	6.20	4.03
Class C	-4.92	2.27	6.20	4.03
Institutional	-3.95	2.27	7.88	5.12
Service	-4.39	2.27	7.11	4.62

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2009 federal income tax rate of 35%.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS5

For the period ended 3/31/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-8.58%	0.03%	2.51%	3.85%	7/20/93
Class B	-9.67	-0.19	2.22	3.32	5/1/96
Class C	-5.87	0.20	2.22	2.74	8/15/97
Institutional	-3.95	1.32	3.38	3.90	8/15/97
Service	-4.39	0.81	2.91	3.43	8/15/97

[5]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS7

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.89%	1.01%
Class B	1.64	1.76
Class C	1.64	1.76
Institutional	0.55	0.67
Service	1.05	1.17

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION8

Percentage of Net Assets

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Performance Summary
March 31, 2009

The following graph shows the value as of March 31, 2009, of a $10,000 investment made on April 1, 1999 in Class A Shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Municipal Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital Aggregate Municipal Bond Index (“Barclays Aggregate Muni Bond Index”) (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Municipal Income Fund’s 10 Year Performance

Performance of a $10,000 Investment with distributions reinvested from April 1, 1999 through March 31, 2009.

Average Annual Total Return through March 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (commenced July 20, 1993)
Excluding sales charges	–4.28%	0.95%	2.98%	4.16%
Including sales charges	–8.58%	0.03%	2.51%	3.85%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	–4.92%	0.21%	2.22%	3.32%
Including contingent deferred sales charges	–9.67%	–0.19%	2.22%	3.32%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	–4.92%	0.20%	2.22%	2.74%
Including contingent deferred sales charges	–5.87%	0.20%	2.22%	2.74%

Institutional Class (commenced August 15, 1997)	–3.95%	1.32%	3.38%	3.90%

Service Class (commenced August 15, 1997)	–4.39%	0.81%	2.91%	3.43%

PORTFOLIO RESULTS

Short Duration Tax-Free Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Short Duration Tax-Free Fund (the “Fund”) during the one-year reporting period ended March 31, 2009.

Performance Review

During the one-year period that ended March 31, 2009, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual returns, without sales charges, of 3.02%, 2.41%, 2.25%, 3.37% and 2.85%, respectively. These returns compared to the 5.13% average annual return of the Fund’s benchmark, the Barclays Capital 1-3 Year Municipal Bond Index (with dividends reinvested) (formerly the Lehman Brothers 1-3 Year Municipal Bond Index), over the same time period.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, which is exempt from regular federal income tax.

Fund Review

During the reporting period, the primary driver of the Fund’s underperformance versus its benchmark was its credit quality positioning. The Fund favored BBB-rated municipal securities, which we believe provide potential for long-term capital appreciation. This was not the case, however, during the reporting period when risk-averse investors favored higher quality bonds (i.e., AAA-rated bonds). Credit spreads widened as investors shied away from everything except the highest quality securities.

The Fund regained some ground in the final three months of the reporting period as investor sentiment improved somewhat. However, the gains were not enough to offset the underperformance suffered during the market turmoil of 2008.

Reflecting our view of interest rates, the Fund was neutral in its duration versus its municipal benchmark at the end of March 2009. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

We thank you for your investment in the Goldman Sachs Municipal Fixed Income Funds and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income — Municipal Investment Management Team

April 14, 2009

FUND BASICS

Short Duration Tax-Free Fund
as of March 31, 2009

PERFORMANCE REVIEW

		Barclays Capital		30-Day
April 1, 2008–	Fund Total Return	1-3 Year Municipal	30-Day Taxable	Standardized
March 31, 2009	(based on NAV)[1]	Bond Index[2]	Equivalent Yield[3]	Yield[4]

Class A	3.02%	5.13%	3.89%	2.53%
Class B	2.41	5.13	3.06	1.99
Class C	2.25	5.13	2.82	1.83
Institutional	3.37	5.13	4.49	2.92
Service	2.85	5.13	3.72	2.42

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital 1-3 Year Municipal Bond Index, an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2009 federal income tax rate of 35%.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS5

For the period ended 3/31/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	0.95%	2.03%	2.81%	3.17%	5/1/97
Class B	0.36	1.83	2.40	2.71	5/1/97
Class C	1.23	1.67	2.25	2.47	8/15/97
Institutional	3.37	2.83	3.41	3.85	10/1/92
Service	2.85	2.30	2.89	3.36	9/20/94

[5]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS6

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.73%	0.95%
Class B	1.33	1.70
Class C	1.48	1.70
Institutional	0.39	0.61
Service	0.89	1.11

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION7

Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Performance Summary
March 31, 2009

The following graph shows the value as of March 31, 2009, of a $10,000 investment made on April 1, 1999 in the Institutional Shares of the Goldman Sachs Short Duration Tax-Free Fund. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital 1-3 Year Municipal Bond Index (“Barclays 1-3 Year Muni Bond Index”) (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from the Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Short Duration Tax-Free Fund’s 10 Year Performance

Performance of a $10,000 Investment with distributions reinvested from April 1, 1999 through March 31, 2009.

Average Annual Total Return through March 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (commenced May 1, 1997)
Excluding sales charges	3.02%	2.44%	3.02%	3.34%
Including sales charges	0.95%	2.03%	2.81%	3.17%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	2.41%	1.83%	2.40%	2.71%
Including contingent deferred sales charges	0.36%	1.83%	2.40%	2.71%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	2.25%	1.67%	2.25%	2.47%
Including contingent deferred sales charges	1.23%	1.67%	2.25%	2.47%

Institutional Class (commenced October 1, 1992)	3.37%	2.83%	3.41%	3.85%

Service Class (commenced September 20, 1994)	2.85%	2.30%	2.89%	3.36%

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – 89.9%

Alabama – 2.9%
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+)
$3,405,000	5.375%	12/01/16	$2,794,245
4,425,000	5.500	12/01/21	3,243,879
5,775,000	5.625	12/01/26	3,898,009
12,100,000	5.750	12/01/36	7,467,515
Birmingham Baptist Medical Centers Special Care Facilities Financing Authority RB for Baptist Health Systems Inc. Series 2005 A (Baa1)
10,000,000	5.000	11/15/30	6,048,700
Butler Industrial Development Board Solid Waste Disposal RB Refunding for Georgia Pacific Corp. Project Series 2004 (AMT) (B)
5,000,000	5.750	09/01/28	2,853,150
Jefferson County Limited Obligation RB Series 2004 (FSA-CR) (AAA/Aa3)
5,000,000	5.500	01/01/21	3,976,600
Sylacauga Health Care Authority RB for Coosa Valley Medical Center Series 2005 A (GO OF AUTH)
6,190,000	5.375	08/01/15	5,422,564
7,600,000	6.000	08/01/25	5,719,988
5,000,000	6.000	08/01/35	3,387,100
Tuscaloosa Educational Building Authority RB for Stillman College Project Series 2007 A (BBB-)
19,465,000	5.250	06/01/37	12,617,213
Tuskegee City of Alabama GO Bonds Series 2007 (ACA)
300,000	4.400	01/01/22	184,746
500,000	4.625	01/01/27	275,530
500,000	4.625	01/01/32	254,565

			58,143,804

Arizona – 3.3%
Arizona Health Facilities Authority RB for Phoenix Children’s Hospital Series 2007 A(a)(b)
63,500,000	1.570	02/02/15	48,892,460
Gila County IDA RB Refunding for Environmental Asarco, Inc. Series 1998(c)
6,750,000	5.550	01/01/27	4,725,203
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa2)
8,800,000	7.250	02/01/40	8,872,424
Queen Creek Improvement District No. 1 Special Assessment Series 2006 (BBB/Baa2)
600,000	5.000	01/01/20	513,612
2,000,000	5.000	01/01/26	1,564,200
3,000,000	5.000	01/01/32	2,193,750

			66,761,649

Arkansas – 0.1%
Little River Country RB Refunding for Georgia Pacific Corp. Project Series 1998 (AMT) (B2)
3,355,000	5.600	10/01/26	1,941,975

California – 7.6%
ABC Unified School District GO Bonds Series 2001 C (MBIA-RE FGIC) (AA-/A1)(d)
1,600,000	0.000	08/01/26	574,432
Anaheim Public Financing Authority RB Capital Appreciation for Public Improvements Project Series 1997 C (FSA) (AAA/Aa3)(d)
855,000	0.000	09/01/29	175,959
Austin Trust Various States RB for Inverse Certificates Bank of America Series 2008-1099 (AA-)(e)
5,000,000	10.204	08/01/33	3,327,600
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (FSA) (AAA/Aa3)(d)
1,055,000	0.000	08/01/25	414,130
California County Tobacco Securitization Agency RB for Alameda County Asset Backed Bonds Series 2002 (BBB+/Baa3)
555,000	5.750	06/01/29	396,642
California County Tobacco Securitization Agency RB for Capital Appreciation Bonds Stanislaus Subseries 2006 B (BBB-)(d)
6,550,000	0.000	06/01/46	113,773
California County Tobacco Securitization Agency RB for Kern County Corp. Asset Backed Bonds Series 2002 B (BBB)
195,000	6.000	06/01/29	144,238
California County Tobacco Securitization Agency RB for Los Angeles County Securitization Corp. Convertible Asset Backed Bonds Series 2006 (BBB+/Baa3)(d)(f)
5,000,000	0.000	06/01/21	3,187,700
6,070,000	0.000	06/01/28	3,217,828
4,990,000	0.000	06/01/36	2,428,184
California County Tobacco Securitization Agency RB Refunding for Sonoma County Corp. Assets Backed Bonds Series 2005 (BBB)
5,935,000	5.250	06/01/45	3,131,721
California Statewide Communities Development Authority RB BANS for Golden Gate Park Series 2005 (LOC-First Republic Bank)
26,500,000	6.000	12/01/11	25,658,625
California Statewide Communities Development Authority RB for California Baptist University Series 2007 A
6,000,000	5.500	11/01/38	3,585,600
California Statewide Communities Development Authority RB for Methodist Hospital Project Series 2009 (FHA-INS) (AA/Aa2)
6,000,000	6.625	08/01/29	6,191,700
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (BBB-)(d)
35,000,000	0.000	06/01/46	714,700
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (MBIA-RE FGIC) (AA)(d)
7,000,000	0.000	09/01/33	1,380,610
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Capital Appreciation for Asset Backed Bonds Subseries 2007 B (BBB)(d)
529,255,000	0.000	06/01/47	9,732,999

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
California – (continued)

Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Capital Appreciation for Asset Backed Bonds Subseries 2007 C (BBB-)(d)
$307,000,000	0.000%	06/01/47	$4,884,370
Inland Empire Tobacco Securitization Authority RB Capital Appreciation for Turbo Asset Backed Bonds Series 2007 C-1 (BBB)(d)
101,195,000	0.000	06/01/36	6,002,887
Inland Empire Tobacco Securitization Authority RB Capital Appreciation for Turbo Asset Backed Bonds Series 2007 C-2 (BBB)(d)
211,235,000	0.000	06/01/47	3,884,612
Inland Empire Tobacco Securitization Authority RB Capital Appreciation for Turbo Asset Backed Bonds Series 2007 D (BBB-)(d)
360,660,000	0.000	06/01/57	1,940,351
Lake Elsinore Unified School District Community Facilities District Special Tax Series 2005-3
1,435,000	5.050	09/01/30	932,075
690,000	5.050	09/01/35	430,022
Los Angeles Regional Airports Improvement Corp. Lease RB Series 2002 C (AMT) (B-/Caa2)
52,425,000	7.500	12/01/24	38,819,664
Los Angeles Unified School District GO Bonds Series 2009 F (AA-/Aa3)
2,000,000	5.000	01/01/34	1,880,940
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (MBIA) (AA)(d)
1,330,000	0.000	08/01/27	448,516
Monrovia Unified School District GO Bonds for Capital Appreciation Series 2001 B (MBIA-RE FGIC) (AA-/A2)(d)
1,000,000	0.000	08/01/24	425,070
Murrieta Community Facilities District Special Tax for No. 3 Creekside Village Improvement Area 1 Series 2005
1,660,000	5.200	09/01/35	1,093,160
Northern California Gas Authority No. 1 Gas Project RB Series 2007 (A+/A2)(b)
8,000,000	1.591	07/01/19	4,289,440
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AAA/Aa2)(d)
15,195,000	0.000	08/01/32	3,045,534
12,805,000	0.000	08/01/33	2,378,785
23,550,000	0.000	08/01/38	11,791,249
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AAA/Aa2)(d)(f)
7,850,000	0.000	08/01/31	1,703,921
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (MBIA-RE FGIC) (AA-/A2)(d)
1,805,000	0.000	08/01/25	697,380
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (MBIA-RE FGIC) (AA-/A3)(d)
1,420,000	0.000	08/01/25	552,991

San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (MBIA-RE FGIC) (AA/A1)(d)
1,580,000	0.000	08/01/24	678,658
1,595,000	0.000	08/01/25	626,101
Silicon Valley Tobacco Securitization Authority RB Turbo Capital Appreciation Bonds for Santa Clara County Corp. Series 2007 A (BBB+)(d)
17,000,000	0.000	06/01/36	1,034,280
73,990,000	0.000	06/01/47	1,458,343
Silicon Valley Tobacco Securitization Authority RB Turbo Capital Appreciation Bonds for Santa Clara County Corp. Series 2007 B (BBB)(d)
13,505,000	0.000	06/01/47	226,884
Vallejo California Sanitation & Flood Control District COPS Series 1993 (MBIA-RE FGIC) (AA-)
200,000	5.000	07/01/19	195,414

			153,797,088

Colorado – 0.5%
Colorado Health Facilities Authority Hospital RB for Poudre Valley Health Care, Inc. Series 2005 F (BBB+/Baa1)
1,010,000	5.000	03/01/25	823,291
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB)
6,850,000	5.000	12/01/35	4,489,764
Cross Creek Metropolitan District No. 2 GO Bonds Refunding Limited Tax Series 2006
4,500,000	6.125	12/01/37	2,667,060
Park Meadows Business Improvement District RB Series 2007
475,000	5.300	12/01/27	301,501
720,000	5.350	12/01/31	438,329
Vista Ridge Metropolitan District GO Bonds Refunding Limited Tax Subseries 2006 B
1,750,000	6.625	12/01/40	1,276,013

			9,995,958

Delaware – 0.2%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A
6,783,000	5.450	07/01/35	3,886,388
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 B
200,000	5.125	07/01/35	115,680

			4,002,068

District of Columbia – 0.9%
District of Columbia Hospital RB for Children’s Hospital Obligation Series 2005 Subseries 2 (FSA) (AAA)
5,000,000	5.450	07/15/35	4,745,600
District of Columbia Hospital RB for Children’s Hospital Obligation Series 2005 Subseries 3 (FSA) (AAA/Aa3)
10,000,000	5.450	07/15/35	9,491,200
District of Columbia RB for Friendship Public Charter School Series 2006 (ACA) (BBB)
900,000	4.000	06/01/16	669,231

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
District of Columbia – (continued)

District of Columbia Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2001 (BBB/Baa3)
$6,225,000	6.500%	05/15/33	$4,002,426

			18,908,457

Florida – 23.7%
Aberdeen Community Development District Special Assessment Series 2006-1
2,010,000	5.250	11/01/15	1,268,652
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A
4,680,000	6.300	05/01/35	3,020,800
Amelia National Community Development District Special Assessment for Capital Improvement Series 2006 A
1,930,000	5.375	05/01/37	1,056,694
Arborwood Community Development District Special Assessment for Capital Improvement Centex Homes Project Series 2006 A-1
39,980,000	5.500	05/01/36	22,777,006
Arborwood Community Development District Special Assessment for Capital Improvement Centex Homes Project Series 2006 A-2
26,485,000	5.250	05/01/36	14,484,117
Arborwood Community Development District Special Assessment for Capital Improvement Centex Homes Project Series 2006 B-2
5,405,000	5.100	05/01/16	4,038,562
Arborwood Community Development District Special Assessment for Master Infrastructure Projects Series 2005 A
27,710,000	5.350	05/01/36	15,407,037
Arborwood Community Development District Special Assessment for School Site Acquisition Projects Series 2005
5,600,000	5.500	05/01/14	4,576,152
Baywinds Community Development District Special Assessment Series 2006 B
6,815,000	4.900	05/01/12	4,178,481
Bellalago Educational Facilities Benefits District Special Assessment for Capital Improvement Series 2004 A
7,000,000	6.000	05/01/33	4,972,380
Bellalago Educational Facilities Benefits District Special Assessment for Capital Improvement Series 2004 B
9,615,000	5.800	05/01/34	6,467,337
Belmont Community Development District Special Assessment for Capital Improvement Series 2006 B
9,785,000	5.125	11/01/14	3,936,897
Bluewaters Community Development District Special Assessment Series 2004
385,000	6.000	05/01/35	275,733
Boyton Village Community Development District Special Assessment Series 2007 A-1
1,580,000	5.750	05/01/37	901,074
Bridgewater Community Development District Special Assessment Series 2004 A
12,760,000	6.000	05/01/35	7,744,044

Cedar Pointe Community Development District Special Assessment for Capital Improvement Series 2005 A
5,820,000	5.375	05/01/35	3,422,567
Channing Park Community Development District Special Assessment Series 2007
5,140,000	5.300	05/01/38	2,584,546
Concord Station Community Development District Special Assessment for Capital Improvement Series 2005
1,550,000	5.000	05/01/15	1,213,929
Concorde Estates Community Development District Special Assessment Series 2004 A
5,100,000	5.850	05/01/35	3,161,847
Concorde Estates Community Development District Special Assessment Series 2004 B
695,000	5.000	05/01/11	531,202
Connerton West Community Development District Special Assessment for Capital Improvement Series 2007 B
6,410,000	5.125	05/01/16	4,470,334
Copper Oaks Community Development District Special Assessment Series 2005 A
60,000	5.450	05/01/35	36,806
Copper Oaks Community Development District Special Assessment Series 2005 B
215,000	4.875	05/01/10	205,458
Cory Lakes Community Development District for Special Assessment Series 2001 A
415,000	8.375	05/01/17	408,651
Cory Lakes Community Development District for Special Assessment Series 2001 B
530,000	8.375	05/01/17	518,897
Country Greens Community Development District Special Assessment Series 2003
5,715,000	6.625	05/01/34	4,030,961
Covington Park Community Development District Special Assessment for Capital Improvement Series 2004 B
105,000	5.300	11/01/09	103,446
Crossings at Fleming Island Community Development District Special Assessment Refunding Series 2000 C
3,535,000	7.050	05/01/15	3,290,484
Durbin Crossing Community Development District Special Assessment Series 2005 A
46,215,000	5.500	05/01/37	25,297,629
Durbin Crossing Community Development District Special Assessment Series 2005 B-2
7,200,000	4.875	11/01/10	4,954,104
Enclave at Black Point Marina Community Development Special Assessment Series 2007 A
1,000,000	5.400	05/01/37	513,550
Enclave at Black Point Marina Community Development Special Assessment Series 2007 B
1,790,000	5.200	05/01/14	1,094,030
Fishhawk Community Development District II Special Assessment Series 2007 A
2,385,000	5.250	05/01/38	1,240,772

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Florida – (continued)

Fishhawk Community Development District II Special Assessment Series 2007 B
$1,600,000	5.000%	05/01/12	$1,001,760
Fishhawk Community Development District II Tax Allocation Series 2004 A
40,000	6.125	05/01/34	30,140
Forest Creek Community Development District Special Assessment for Capital Improvement Series 2005 B
1,520,000	4.850	05/01/11	1,246,658
Gateway Services District Water & Sewer RB Refunding Series 2003
1,880,000	6.000	10/01/19	1,649,061
Grand Hampton Community Development District Special Assessment for Capital Improvement Series 2003
2,580,000	6.150	05/01/34	1,894,494
Halifax Hospital Medical Center RB Refunding & Improvement Series 2006 A (A-)
5,310,000	5.000	06/01/38	3,755,763
Hammocks Community Development District Special Assessment Series 2005 B
650,000	4.875	11/01/10	478,719
Harbour Isles Community Development District Special Assessment Series 2004
4,130,000	6.125	05/01/35	2,665,461
Harbourage at Braden River Community Development District Special Assessment for Capital Improvement Series 2003 A
2,800,000	6.125	05/01/34	2,027,200
Heritage Harbor South Community Development District RB for Capital Improvement Series 2003 A
1,170,000	6.200	05/01/35	965,882
Heritage Harbour Market Place Community Development District Special Assessment for Capital Improvement Series 2005
8,580,000	5.600	05/01/36	4,966,447
Heritage Isle at Viera Community Development District Special Assessment Series 2004 A
2,995,000	6.000	05/01/35	2,094,673
Heritage Isle at Viera Community Development District Special Assessment Series 2004 B
415,000	5.000	11/01/09	380,970
Heritage Isle at Viera Community Development District Special Assessment Series 2005
6,995,000	5.550	05/01/37	4,000,720
Heritage Lake Park Community Development District Special Assessment Series 2004 B
2,715,000	5.100	11/01/09	2,007,905
Heritage Lake Park Community Development District Special Assessment Series 2005
1,700,000	5.700	05/01/36	999,566
Heritage Park Community Development District Special Assessment Series 2004 A
5,600,000	6.300	05/01/35	4,168,024
Highlands Community Development District Special Assessment Series 2005
3,730,000	5.550	05/01/36	2,059,035

Killarney Community Development District Special Assessment Series 2004 A
2,395,000	6.000	05/01/35	1,445,071
Killarney Community Development District Special Assessment Series 2004 B
1,750,000	5.125	05/01/09	1,399,807
Lake Powell Residential Golf Community Development District Special Assessment Series 2000 A
1,945,000	7.450	05/01/22	1,801,284
3,370,000	7.500	05/01/32	2,988,112
Lakes by the Bay South Community Development District RB Series 2004 A
6,650,000	6.100	05/01/23	3,784,781
9,690,000	6.250	05/01/34	5,513,513
Lakes by the Bay South Community Development District RB Series 2004 B
3,235,000	5.300	05/01/09	1,843,918
Lakewood Ranch Community Development District No. 6 RB Series 2004 A
90,000	6.125	05/01/34	66,359
Lakewood Ranch Community Development District No. 6 Special Assessment Series 2005 A
8,145,000	5.700	05/01/36	4,842,121
Lakewood Ranch Stewardship District BANS Series 2009
15,395,000	7.500	06/01/11	15,425,944
Lakewood Ranch Stewardship District Special Assessment for Country Club East Project Series 2006
7,355,000	5.400	05/01/37	4,117,035
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2005
4,240,000	4.875	08/01/10	2,943,917
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2006 B
8,185,000	5.000	05/01/13	5,439,260
Lakewood Ranch Stewardship District Special Assessment Series 2006 A
14,260,000	5.500	05/01/36	7,658,903
Landmark at Doral Community Development District Special Assessment Series 2006 A
3,950,000	5.500	05/01/38	1,773,313
Lee County IDA Health Care Facilities RB for Shell Point/Alliance Obligation Group Series 2006 (BB+)
3,750,000	5.000	11/15/32	2,133,263
13,750,000	5.125	11/15/36	7,729,287
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BB+)
40,000	5.000	11/15/10	38,765
60,000	5.000	11/15/11	56,761
1,000,000	5.000	11/15/13	893,080
4,000,000	5.000	11/15/22	2,736,280
10,000,000	5.000	11/15/29	5,912,600
Legends Bay Community Development District RB Series 2007 A
2,725,000	5.875	05/01/38	1,520,087

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Florida – (continued)

Legends Bay Community Development District RB Series 2007 B
$1,000,000	5.500%	05/01/14	$662,240
Live Oak Community Development District No. 2 Special Assessment Series 2004 A
8,720,000	5.850	05/01/35	4,849,454
Live Oak Community Development District No. 2 Special Assessment Series 2004 B
7,065,000	5.000	11/01/09	4,660,569
Longleaf Community Development District Special Assessment Refunding Series 2005
5,740,000	5.400	05/01/30	3,255,269
Longleaf Community Development District Special Assessment Refunding Series 2006
2,795,000	5.375	05/01/30	1,843,135
Longleaf Community Development District Special Assessment Series 2001
620,000	7.250	05/01/09	618,444
Marshall Creek Community Development District Special Assessment Series 2002
2,715,000	6.625	05/01/32	1,885,730
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 B
2,915,000	6.150	11/01/14	2,321,185
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005
4,455,000	5.250	05/01/15	3,329,222
Mediterra North Community Development District RB for Capital Improvement Series 2001 A
4,235,000	6.800	05/01/31	3,808,281
Mediterra South Community Development District RB for Capital Improvement Series 1999 A
425,000	6.950	05/01/31	378,650
Mediterra South Community Development District RB for Capital Improvement Series 2001
1,390,000	6.850	05/01/31	1,212,539
Mediterra South Community Development District RB for Capital Improvement Series 2003 A
4,635,000	6.375	05/01/34	3,051,638
Mediterra South Community Development District RB for Capital Improvement Series 2003 B
1,600,000	5.500	05/01/10	1,529,376
Mediterranea Community Development District Special Assessment Series 2006 A
1,530,000	5.600	05/01/37	852,853
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Florida Project Series 1998 (BB)
7,720,000	5.375	11/15/28	4,200,220
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Florida Series 2001 A (BB/Ba2)
2,705,000	6.125	11/15/11	2,531,041

Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center Florida Series 2004 (BB/Ba2)
13,600,000	6.750	11/15/29	8,757,856
Middle Village Community Development District Special Assessment Series 2004 A
5,060,000	5.800	05/01/22	3,496,308
15,610,000	6.000	05/01/35	9,604,053
Middle Village Community Development District Special Assessment Series 2004 B
350,000	5.000	05/01/09	348,593
Middle Village Community Development District Special Assessment Series 2004 C
150,000	5.125	05/01/09	149,412
Naturewalk Community Development District Florida Special Assessment Series 2007 B
1,970,000	5.300	05/01/16	1,101,348
New River Community Development District Special Assessment Series 2006 A
2,000,000	5.350	05/01/38	890,980
New River Community Development District Special Assessment Series 2006 B
5,500,000	5.000	05/01/13	2,538,745
North Springs Improvement District Special Assessment for Parkland Golf Country Club Series 2005 A-2
3,660,000	5.500	05/01/26	2,262,978
Oakmont Grove Community Development District Special Assessment Series 2007 A
2,960,000	5.400	05/01/38	1,432,018
Oakstead Community Development District Capital Improvement Special Assessment Refunding Series 2006 A-1 (MBIA) (AA-/Baa1)
2,000,000	4.500	05/01/32	1,532,220
Orange County Health Facilities Authority RB for 1st Mortgage Orlando Lutheran Tower Series 2007
1,000,000	5.500	07/01/32	612,240
1,750,000	5.500	07/01/38	1,028,650
Orange County Health Facilities Authority RB for Orlando Regional Healthcare Hospital Series 2006 B (A/A2)
1,865,000	4.750	11/15/36	1,317,809
Orange County Health Facilities Authority RB Refunding for Orlando Lutheran Healthcare Series 2005
1,100,000	5.375	07/01/20	795,267
1,000,000	5.700	07/01/26	664,210
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 B
4,845,000	5.125	05/01/09	2,518,964
Panther Trace II Community Development District Special Assessment Series 2005 A
6,655,000	5.600	05/01/35	4,037,589
Panther Trails Community Development District Special Assessment Series 2005 (BBB-)
3,640,000	5.600	05/01/36	2,735,860
Park Place Community Development District Special Assessment Series 2003
4,205,000	6.375	05/01/34	2,868,399

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Florida – (continued)

Parker Road Community Development District Special Assessment Series 2007 A
$2,500,000	5.600%	05/01/38	$1,308,400
Parklands Lee Community Development District Special Assessment Series 2004 A
3,765,000	5.800	05/01/35	2,101,736
Parklands Lee Community Development District Special Assessment Series 2004 B
240,000	5.125	05/01/11	151,284
Parklands West Community Development District Special Assessment Series 2001 A
3,110,000	6.900	05/01/32	2,187,823
Parkway Center Community Development District Special Assessment Series 2000 A(g)
466,668	8.250	05/01/10	507,193
Paseo Community Development District Capital Improvement RB Series 2005 A
10,095,000	5.400	05/01/36	5,168,741
Pine Island Community Development District RB Series 2004
2,045,000	5.300	11/01/10	1,919,703
Pine Island Community Development District Special Assessment Series 2004
5,450,000	5.750	05/01/35	3,185,906
Reunion East Community Development District Special Assessment Series 2002 A
17,650,000	7.200	05/01/22	12,774,187
Ridgewood Trails Community Development District Special Assessment Series 2007 A
10,000	5.650	05/01/38	5,346
River Hall Community Development District Special Assessment for Capital Improvement Series 2005
6,820,000	5.450	05/01/36	3,917,203
Riverside Park Community Development District Special Assessment Series 2004
1,840,000	6.125	05/01/34	1,401,712
Riverwood Estates Community Development District Special Assessment Series 2006 A(c)
9,370,000	5.350	05/01/37	3,279,500
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B
4,345,000	5.500	05/01/15	3,250,581
Seven Oaks Community Development District II Special Assessment Series 2004 B
1,710,000	5.000	05/01/09	1,026,855
Shingle Creek Community Development District Special Assessment for Capital Improvement Series 2006
1,580,000	5.750	05/01/15	1,118,767
4,000,000	6.100	05/01/25	2,525,600
16,985,000	6.125	05/01/37	9,692,320
South Bay Community Development District Special Assessment for Capital Improvement Series 2005 B-1
230,000	5.125	11/01/09	91,986
South Fork Community Development District RB Series 2003
2,340,000	6.150	05/01/33	1,851,525

South Fork East Community Development District Special Assessment for Capital Improvement Series 2007 A
20,000	6.500	05/01/38	13,068
Southern Hills Plantation I Community Development District RB for Capital Improvement Series 2004
7,930,000	5.800	05/01/35	5,010,571
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2004
3,265,000	5.850	05/01/34	1,987,144
Spicewood Community Development District Special Assessment Series 2003 A
2,785,000	6.100	05/01/34	2,121,390
St. Johns Forest Community Development District RB for Capital Improvement Series 2003 B
325,000	5.300	05/01/10	312,787
Sterling Hill Community Development District Special Assessment Series 2003 B
525,000	5.500	11/01/10	509,838
Stonelake Ranch Community Development District Special Assessment Series 2004 A
3,390,000	5.900	05/01/34	2,373,170
Stoneybrook South Community Development District Special Assessment Series 2007 A
3,000,000	5.800	05/01/39	1,491,540
Sumter County IDA RB for North Sumter Utility Co. LLC Project Series 2002 (AMT)
6,480,000	6.800	10/01/32	5,127,559
Sumter County IDA RB for North Sumter Utility Co. LLC Project Series 2003 (AMT)
4,405,000	6.900	10/01/34	3,500,609
Tern Bay Community Development District Special Assessment Series 2005 B(c)
100,000	5.000	05/01/15	40,000
Thousand Oaks Community Development District Special Assessment Series 2005 A-2
955,000	5.350	05/01/36	628,084
Tisons Landing Community Development District Special Assessment Series 2005 A(c)
2,150,000	5.625	05/01/37	852,776
Tisons Landing Community Development District Special Assessment Series 2005 B(c)
3,475,000	5.000	11/01/11	1,465,963
Venetian Community Development District RB for Capital Improvement Series 2002 A
3,735,000	6.750	05/01/34	2,672,430
Village Center Community Development District Recreational RB Subseries 1998 B
1,570,000	8.250	01/01/17	1,569,545
Village Center Community Development District Recreational RB Subseries 1998 C
1,930,000	7.375	01/01/19	1,799,764
Village Center Community Development District Recreational RB Subseries 2003 B
4,005,000	6.350	01/01/18	3,525,481

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Florida – (continued)

Village Center Community Development District Recreational RB Subseries 2004 B
$5,150,000	5.875%	01/01/15	$4,677,282
Villages of Westport Community Development District RB for Capital Improvement Series 2005 A
1,980,000	5.400	05/01/20	1,281,496
6,455,000	5.700	05/01/35	3,524,817
Villasol Community Development District RB Series 2003 A
3,900,000	6.600	05/01/34	2,749,890
Waterlefe Community Development District RB for Capital Improvement Series 2001 A
860,000	6.950	05/01/31	704,701
Waters Edge Community Development District Special Assessment for Capital Improvement Series 2006 B
975,000	5.000	11/01/12	620,558
Wentworth Estates Community Development District Special Assessment Series 2006 B
7,590,000	5.125	11/01/12	4,516,885
West Villages Improvement District Revenue Special Assessment Unit of Development No. 3 Series 2006
12,140,000	5.500	05/01/37	6,771,206
Westchester Community Development District No. 1 Special Assessment for Community Infrastructure Series 2003
3,855,000	6.000	05/01/23	2,721,090
World Commerce Community Development District Special Assessment Series 2004 A-1
885,000	6.250	05/01/22	442,624
Zephyr Ridge Community Development District Special Assessment for Capital Improvement Series 2006 B
1,790,000	5.250	05/01/13	1,078,475

			481,880,574

Georgia – 1.9%
Atlanta Tax Allocation for Eastside Project Series 2005 B
1,085,000	5.400	01/01/20	865,960
1,750,000	5.600	01/01/30	1,256,220
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (BBB/Baa2)
3,675,000	5.500	01/01/34	2,492,532
Fulton County Development Authority RB for Delta Airlines, Inc. Project Series 1998(c)
3,900,000	5.450	05/01/23	263,835
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A
2,530,000	5.250	11/01/28	1,755,719
Fulton County Residential Care Facilities RB for Canterbury Court Project Series 2004 A
1,750,000	6.125	02/15/34	1,212,120
Marietta Development Authority RB Refunding for University Facilities-Life University, Inc. Project Series 2008 (Ba3)
2,500,000	7.000	06/15/39	1,858,500
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Series 2007 (AMBAC) (A+/Baa1)(b)
49,820,000	1.611	10/01/33	25,853,591

Richmond County Development Authority Environmental Improvement RB for International Paper Co. Projects Series 2006 A (BBB/Baa3)
7,000,000	5.000	08/01/30	3,720,710

			39,279,187

Idaho – 0.3%
Madison County Hospital Revenue COPS Series 2006 (BBB-)
1,300,000	5.250	09/01/20	1,070,407
3,145,000	5.250	09/01/26	2,328,401
3,335,000	5.250	09/01/37	2,215,173

			5,613,981

Illinois – 3.0%
Chicago Illinois Special Assessment for Lake Shore East Series 2003
4,000,000	6.750	12/01/32	2,715,240
Chicago O’Hare International Airport RB Refunding for American Airlines, Inc. Series 2007 (Caa2)
19,500,000	5.500	12/01/30	7,964,385
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006
220,000	5.400	03/01/16	194,363
1,450,000	5.625	03/01/36	855,312
Illinois Finance Authority RB for Friendship Village Schaumburg Series 2005 A (BB-)
2,500,000	5.000	02/15/15	1,998,650
6,000,000	5.375	02/15/25	3,746,460
4,000,000	5.625	02/15/37	2,283,080
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A
28,740,000	6.750	10/01/46	19,659,597
Illinois Finance Authority RB Refunding for Christian Home, Inc. Series 2007 A
4,500,000	5.750	05/15/31	2,892,510
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 A (BBB-/Baa3)
5,600,000	5.125	01/01/25	4,095,784
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Senior Series 2004 A (Ca)(c)
6,905,000	5.000	06/01/24	3,797,750
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Subseries Series 2004 B (C)(c)
2,075,000	5.000	06/01/24	311,250
4,000,000	5.375	06/01/35	600,000
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A
1,805,000	6.250	03/01/34	1,196,896
Ottawa Illinois Health Care Facilities RB Refunding for Ottawa Community Hospital Series 2004 (Radian) (A-)
1,900,000	5.125	08/15/19	1,800,991
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006
4,750,000	6.000	03/01/36	2,922,295
Volo Village Special Service Area No. 4 Special Tax for Symphony Meadows Project Series 2006-2
3,024,000	5.000	03/01/16	2,269,935

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Illinois – (continued)

Volo Village Special Service Area No. 6 Special Tax for Lancaster Falls Project Series 2006
$4,182,000	5.750%	03/01/36	$2,489,963

			61,794,461

Indiana – 0.2%
Anderson Indiana Economic Development Revenue Refunding & Improvement RB for Anderson University Project Series 2007 (BBB-)
1,355,000	5.000	10/01/24	947,037
1,500,000	5.000	10/01/32	931,740
Indianapolis Airport Authority RB for Special Facilities United Air Lines, Inc. Project Series 1995 A (AMT)(c)
7,798,283	6.500	11/15/31	253,444
Jasper County Industrial Economic Development RB Refunding for Georgia Pacific Corp. Project Series 2000 (AMT) (B2)
2,500,000	6.700	04/01/29	1,592,500
Vigo County Hospital Authority RB for Vigo Union Hospital, Inc. Series 2007(h)
2,000,000	5.500	09/01/27	1,375,840

			5,100,561

Iowa – 0.4%
Coralville Iowa COPS Series 2006 D (A3)
2,250,000	5.250	06/01/26	2,109,870
Coralville Iowa Urban Renewal Tax Allocation Series 2007 C (Baa1)
500,000	5.125	06/01/39	387,445
850,000	5.000	06/01/47	628,660
Pottawattamie County RB Refunding for Christian Homes, Inc. Series 2007 E
1,355,000	5.750	05/15/31	870,967
Tobacco Settlement Authority Iowa RB for Asset Backed Bonds Series 2005 C (BBB/Baa3)
9,270,000	5.625	06/01/46	5,042,695

			9,039,637

Kansas – 0.1%
Overland Park Transportation Development District Special Assessment for Grass Creek Project Series 2006
735,000	4.850	09/01/16	582,032
1,565,000	5.125	09/01/28	972,788

			1,554,820

Kentucky – 0.2%
Kentucky Economic Development Finance Authority RB Capital Appreciation for Louisville Series 2008 A-2 (ASSURED GTY) (AAA/Aa2)(d)
4,700,000	0.000	12/01/22	2,123,836
3,920,000	0.000	12/01/23	1,657,062
Kentucky Economic Development Finance Authority RB for Norton Healthcare, Inc. Series 2000 B (MBIA) (AA-/Baa1)(d)
1,720,000	0.000	10/01/22	752,586

Kentucky Economic Development Finance Authority RB Refunding for Appalachian Regional Health Care Series 1997 (BB-)
500,000	5.700	10/01/10	482,005

			5,015,489

Maryland – 1.0%
Baltimore Maryland Convention Center Hotel RB Subseries 2006 B (BB/Ba1)
600,000	5.000	09/01/16	425,982
15,155,000	5.875	09/01/39	7,408,825
Baltimore Maryland Special Obligation Tax Allocation for Clipper Mill Project Series 2004
4,627,000	6.250	09/01/33	3,121,883
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003
3,000,000	6.500	07/01/31	2,159,670
Baltimore Maryland Special Obligation Tax Allocation for Strathdale Manor Project Series 2003
3,750,000	7.000	07/01/33	2,750,925
Frederick County Maryland Educational Facilities RB for Mount St. Mary’s University Series 2007 (BBB-/Baa3)
2,590,000	5.000	09/01/30	1,832,399
Maryland State Health & Higher Educational Facilities Authority RB for King Farm Presbyterian Community Series 2007 A
1,000,000	5.300	01/01/37	522,640
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2007 A (BBB/Baa2)
3,000,000	5.500	07/01/42	2,337,240

			20,559,564

Massachusetts – 0.9%
Massachusetts State Development Finance Agency RB for Eastern Nazarene College Series 1999 (BB+)
2,235,000	5.625	04/01/19	1,808,026
2,000,000	5.625	04/01/29	1,347,420
Massachusetts State Health & Educational Facilities Authority RB for Milton Hospital Series 2005 D (BB-)
5,000,000	5.250	07/01/30	2,888,500
7,530,000	5.500	07/01/40	4,205,505
Massachusetts State Health & Educational Facilities Authority RB for Simmons College Series 2009 I (BBB+/Baa1)
8,660,000	8.000	10/01/39	8,861,518

			19,110,969

Michigan – 2.3%
Detroit Michigan GO Bonds for Capital Improvement Series 2005 A-2 (AMBAC) (A/Baa1)
270,000	5.000	04/01/21	221,926
Detroit Michigan GO Bonds Refunding Series 2005 C (FSA) (AAA/Aa3)
975,000	5.250	04/01/19	830,281
Detroit Michigan GO Bonds Series 2004 A-1 (AMBAC) (A/Baa1)
3,215,000	5.250	04/01/20	2,766,282

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Michigan – (continued)

Detroit Michigan Sewage Disposal System RB Refunding Senior Lien Bonds Floating LIBOR Notes 2006 D (FSA) (AAA/Aa3)(b)
$14,655,000	1.561%	07/01/32	$8,864,370
Flint Michigan Hospital Building Authority RB for Hurley Medical Center Series 1998 B (Ba1)
3,570,000	5.375	07/01/28	2,558,405
Flint Michigan Hospital Building Authority RB Refunding for Hurley Medical Center Series 1998 A (Ba1)
1,460,000	5.375	07/01/20	1,196,003
Michigan State Hospital Finance Authority RB for Marquette General Hospital Obligation Group Series 2005 A (Baa3)
1,530,000	5.000	05/15/26	1,117,328
2,000,000	5.000	05/15/34	1,344,860
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (BBB)(d)
217,050,000	0.000	06/01/52	1,740,741
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (BBB-)(d)
70,100,000	0.000	06/01/52	507,524
Monroe County Hospital Finance Authority RB Refunding for Mercy Memorial Hospital Corp. Obligation Series 2006 (BB/Baa3)
3,000,000	5.375	06/01/26	2,088,180
3,500,000	5.500	06/01/35	2,230,550
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (A/A1)
20,000,000	8.250	09/01/39	21,317,200
Wayne Charter County Special Airport Facilities RB for Northwest Airlines, Inc. Series 1995(c)
3,250,000	6.750	12/01/15	74,656

			46,858,306

Minnesota – 0.6%
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2002 (BB-)
7,500,000	7.250	06/15/32	6,402,225
Washington County Housing & Redevelopment Authority RB for Birchwood & Woodbury Projects Series 2007 A
7,500,000	5.625	06/01/37	4,924,350

			11,326,575

Mississippi – 0.2%
Adams County Environmental Improvement RB for International Paper Co. Project Series 1999 A (AMT) (BBB/Baa3)
1,000,000	6.250	09/01/23	702,200
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Central Hospital Series 2006 (BBB)
3,000,000	5.250	12/01/21	2,422,320
1,825,000	5.250	12/01/26	1,382,620

			4,507,140

Missouri – 0.8%
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 A
1,135,000	6.000	07/01/37	674,065
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 B
11,000,000	6.000	07/01/25	7,165,400
5,000,000	6.000	07/01/37	2,831,400
Grindstone Plaza Transportation Development District Sales Tax RB Series 2006 A
250,000	5.250	10/01/21	154,808
385,000	5.400	10/01/26	227,754
Jennings Missouri Tax Increment RB Refunding for Northland Redevelopment Area Project Series 2006
900,000	5.000	11/01/23	606,348
Kansas City IDA Health Facilities RB for First Mortgage Bishop Spencer Series 2004 A
1,000,000	6.250	01/01/24	759,020
2,500,000	6.500	01/01/35	1,738,025
Kansas City IDA RB for Air Cargo Series 2002 (AMT) (Baa3)
1,275,000	6.250	01/01/30	920,984
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007
1,250,000	5.750	04/01/27	824,212
Strother Interchange Transportation Development District-Lees Summit RB Series 2006
675,000	5.000	05/01/24	451,568

			16,353,584

Montana – 0.0%
Flathead Municipal Airport Authority RB Refunding for Glacier Park International Airport Series 2007 A
1,000,000	5.000	06/01/20	771,240

Nevada – 0.8%
Clark County Improvement District No. 142-Local Improvement Special Assessment Series 2003
1,420,000	5.800	08/01/15	1,204,160
4,845,000	6.100	08/01/18	3,845,670
3,870,000	6.375	08/01/23	2,686,670
Clark County Industrial Development RB Refunding for Nevada Power Co. Project Series 1995 C (BB+)
710,000	5.500	10/01/30	529,802
Director of the State of Nevada Department of Business & Industry RB for Las Vegas Monorail Project Series 2000 2nd Tier
3,000,000	7.250	01/01/23	210,000
1,250,000	7.375	01/01/30	87,500
16,000,000	7.375	01/01/40	1,120,000
Henderson Local Improvement Districts No. T-16 Special Assessment Series 2005
1,030,000	4.900	03/01/17	464,479
1,505,000	5.000	03/01/20	676,121
800,000	5.100	03/01/22	358,816
Henderson Local Improvement Districts No. T-17 Special Assessment Series 2005
1,375,000	5.000	09/01/25	816,874

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Nevada – (continued)

Las Vegas Local Improvement Bonds Special Assessment for Special Improvement District No. 607 Series 2004
$1,300,000	5.900%	06/01/17	$931,294
1,335,000	5.900	06/01/18	926,303
490,000	6.000	06/01/19	332,818
4,860,000	6.250	06/01/24	3,018,303

			17,208,810

New Hampshire – 0.2%
New Hampshire Health & Education Facilities Authority RB for Speare Memorial Hospital Series 2004 (BBB-)
1,000,000	5.500	07/01/25	793,190
1,400,000	5.875	07/01/34	1,067,640
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB-/Baa3)
1,050,000	5.250	06/01/26	790,850
2,050,000	5.250	06/01/36	1,415,279

			4,066,959

New Jersey – 2.0%
New Jersey Economic Development Authority RB for First Mortgage Lions Gate Project Series 2005 A
710,000	5.750	01/01/25	542,639
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (CCC+/B3)
7,500,000	5.500	04/01/28	3,885,225
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (AMT) (B/B3)
28,000,000	6.250	09/15/29	16,865,520
New Jersey Health Care Facilities Financing Authority RB for Palisades Medical Center of New York Healthcare Series 2002 (BB+/Ba2)
820,000	6.500	07/01/21	700,436
500,000	6.625	07/01/31	383,860
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Ba1)
16,545,000	6.625	07/01/38	12,244,789
New Jersey Health Care Facilities Financing Authority RB for St. Peters University Hospital Series 2000 A (BBB-/Baa2)
1,500,000	6.875	07/01/30	1,337,025
Tobacco Settlement Financing Corp. RB for Capital Appreciation Bonds Series 2007 1-C (BBB-)(d)
164,600,000	0.000	06/01/41	4,942,938

			40,902,432

New Mexico – 0.3%
Farmington New Mexico PCRB Refunding for Public Service Co. RMKT 12/01/97 Series 1997 A (BB+/Baa3)
4,290,000	5.800	04/01/22	3,494,033
Farmington New Mexico PCRB Refunding RMKT 12/01/97 Series 1997 B (BB+/Baa3)
945,000	5.800	04/01/22	769,665

Mariposa East Public Improvement District GO Bonds Series 2006
500,000	5.500	09/01/16	428,005
1,000,000	6.000	09/01/32	631,910

			5,323,613

New York – 1.2%
New York City Industrial Development Agency Civic Facility RB for Staten Island University Hospital Project Series 2001 B (B+/Ba2)
985,000	6.375	07/01/31	747,191
New York City Industrial Development Agency Civic Facility RB for Staten Island University Hospital Project Series 2002 C (B/Ba2)
1,450,000	6.450	07/01/32	1,104,465
New York City Industrial Development Agency RB Capital Appreciation for Yankee Stadium – Pilot Series 2009 (ASSURED GTY) (AAA/Aa2)(d)
7,275,000	0.000	03/01/40	877,729
8,170,000	0.000	03/01/41	920,596
10,210,000	0.000	03/01/42	1,074,296
10,450,000	0.000	03/01/43	1,026,922
10,430,000	0.000	03/01/44	957,161
8,515,000	0.000	03/01/45	729,735
9,075,000	0.000	03/01/46	726,272
9,420,000	0.000	03/01/47	704,051
New York City Industrial Development Agency RB for Queens Baseball Stadium – Pilot Series 2009 (ASSURED GTY) (AAA/Aa2)
1,000,000	6.125	01/01/29	1,067,550
3,000,000	6.375	01/01/39	3,191,010
5,000,000	6.500	01/01/46	5,326,150
New York City Industrial Development Agency Special Facilities RB for American Airlines, Inc. Project Series 1990 (AMT) (CCC+/Caa2)
14,010,000	5.400	07/01/20	5,597,836

			24,050,964

North Carolina – 0.4%
Charlotte Special Facilities RB Refunding for Charlotte/Douglas International Airport US Airways Series 1998 (AMT)
6,760,000	5.600	07/01/27	3,895,991
North Carolina Medical Care Commission Retirement Facilities RB Refunding for First Mortgage United Methodist Church Series 2005 C
1,500,000	5.250	10/01/24	1,083,345
North Carolina Medical Care Community Hospital RB for Maria Parham Medical Center Series 2003 (Radian) (BBB+)
2,505,000	5.500	10/01/13	2,418,126
North Carolina Medical Care Community Retirement Facilities RB Refunding First Mortgage for United Church Project Series 2005 A
500,000	5.250	09/01/21	418,485

			7,815,947

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)

North Dakota – 0.1%
Ward County Health Care Facilities RB for Trinity Obligated Group Series 2006 (BBB+)
$1,500,000	5.125%	07/01/29	$1,083,885

Ohio – 5.0%
Buckeye Tobacco Settlement Financing Authority RB for Asset Backed Bonds Senior Turbo Series 2007 A-2 (BBB/Baa3)
14,775,000	5.875	06/01/47	8,098,768
87,630,000	6.500	06/01/47	52,533,309
Buckeye Tobacco Settlement Financing Authority RB for Capital Appreciation Asset Backed Bonds 1st Subseries 2007 B (BBB+)(d)
41,800,000	0.000	06/01/47	607,772
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (B-/B3)
28,290,000	5.375	09/15/27	15,148,729
Cleveland-Cuyahoga County Port Authority RB for Columbia National Series 2005 D (AMT) (BBB+)
715,000	5.000	05/15/20	568,361
Cleveland-Cuyahoga County Port Authority RB for Perrysburg Project Series 2006 (BBB+)
1,020,000	4.800	11/15/35	630,941
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2006 A (BBB)
15,540,000	5.000	01/01/27	10,324,621
15,000,000	5.000	01/01/37	9,022,050
Jeffrey Place New Community Authority RB for Jeffrey Place Redevelopment Series 2007 A
1,000,000	5.000	12/01/22	622,610
1,000,000	5.000	12/01/32	521,530
Pinnacle Community Infrastructure Financing Authority RB for Ohio Facilities Series 2004 A
2,500,000	6.250	12/01/36	1,617,050
Toledo-Lucas County Ohio Port Authority Development RB for Northwest Ohio Bond Fund-Preston Series 2006 B (AMT) (BBB-)
2,040,000	4.800	11/15/35	1,182,445

			100,878,186

Oklahoma – 1.1%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BBB)
4,725,000	5.000	12/01/27	3,424,066
Tulsa Municipal Airport Trust RB for American Airlines, Inc. Project Series 1995 (B-/Caa2)
26,000,000	6.250	06/01/20	16,917,680
Weatherford Hospital Authority RB Series 2006
2,200,000	6.000	05/01/25	1,763,388
1,365,000	6.000	05/01/31	1,019,737

			23,124,871

Oregon – 0.3%
Forest Grove Oregon Student Housing RB for Oak Tree Foundation Project Series 2007
4,750,000	5.500	03/01/37	3,320,488

Oregon State Economic Development RB for Georgia Pacific Corp. Series 1995 Class VII (AMT) (B/B2)
195,000	6.350	08/01/25	126,448
Portland Oregon Multi-Family Housing RB for Pacific Tower Series 2001 C
2,530,000	7.000	12/01/34	2,064,505

			5,511,441

Pennsylvania – 6.6%
Allegheny County Hospital Development Authority RB for West Pennsylvania Health System Series 2007 A (BB/Ba3)
75,265,000	5.000	11/15/28	43,515,212
86,830,000	5.375	11/15/40	47,805,125
Allentown Area Hospital Authority RB for Sacred Heart Hospital Series 2005 (BB-/Caa3)
6,675,000	6.000	11/15/16	5,885,481
Chester Economic Development Authority RB Guaranteed Series 2004
8,640,000	7.000	03/01/19	7,222,867
Harrisburg Pennsylvania Authority RB for Harrisburg University of Science Series 2007 B
3,000,000	6.000	09/01/36	2,304,870
Montgomery County IDA RB for Whitemarsh Continuing Care Series 2005
1,720,000	5.125	02/01/12	1,559,765
1,775,000	5.300	02/01/13	1,557,154
2,000,000	6.125	02/01/28	1,244,480
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Reliant Energy, Inc. Series 2002 A (BB-/Ba3)
4,000,000	6.750	12/01/36	3,381,200
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Reliant Energy Seward LLC Project Series 2001 A (BB-/Ba3)(b)
5,000,000	6.750	12/01/36	4,226,500
Philadelphia Authority for Industrial Development RB for Please Touch Museum Project Series 2006 (BBB-)
3,000,000	5.250	09/01/26	2,229,420
3,000,000	5.250	09/01/31	2,094,060
2,000,000	5.250	09/01/36	1,348,720
Scranton Lackawanna Health & Welfare Authority RB for Moses Taylor Hospital Project Series 1997 (B-)
500,000	6.150	07/01/14	436,635
4,825,000	6.200	07/01/17	3,892,231
6,840,000	6.250	07/01/20	5,156,334

			133,860,054

Puerto Rico – 4.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BBB-/Baa3)
2,515,000	6.000	07/01/44	2,111,871
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 N (AMBAC) (A/Baa1)(b)
38,250,000	1.491	07/01/45	14,949,630

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)

Puerto Rico Public Buildings Authority RB for Government Facilities Series 2007 N (COMWLTH GTD) (BBB-/Baa3)
$4,680,000	5.500%	07/01/21	$4,214,621
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2002 F (CIFG – TCRS/COMWLTH GTD) (BBB-/Baa3)
11,500,000	5.250	07/01/17	11,125,215
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M (COMWLTH GTD) (BBB-/Baa3)
2,000,000	6.250	07/01/23	1,903,180
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriation Series 2004 A (LOC – Government Development Bank for Puerto Rico) (BBB-/Ba1)(a)
845,000	5.750	02/01/12	843,614
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriation Series 2004 A (LOC – Government Development Bank for Puerto Rico) (MBIA) (AA-/Baa1)(a)
9,585,000	5.250	02/01/12	9,446,017
Puerto Rico Sales Tax Financing Corp. RB Series 2007 A (A+/A1)(b)
73,250,000	1.714	08/01/57	37,959,615

			82,553,763

Rhode Island – 0.1%
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2007 A (BBB)(d)
78,950,000	0.000	06/01/52	730,287
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2007 B (BBB-)(d)
85,300,000	0.000	06/01/52	684,106

			1,414,393

South Carolina – 0.9%
Connector 2000 Association, Inc. Toll Road RB for Capital Appreciation Series 1998 B (CC)(d)
15,000,000	0.000	01/01/33	1,252,800
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A
4,304,000	6.875	11/01/35	2,799,795
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 B
2,641,000	6.125	11/01/14	2,245,325
Lancaster County Assessment Special Assessment for Edenmoor Improvement District Series 2006 A
4,935,000	5.750	12/01/37	2,653,204
South Carolina Jobs Economic Development Authority RB Refunding First Mortgage for Episcopal Church Series 2007 (AA)
4,000,000	5.000	04/01/24	3,142,120
York County Industrial RB Exempt Facility Hoechst Celanese Series 1994 (AMT) (B+/B1)
11,430,000	5.700	01/01/24	6,349,594

			18,442,838

Tennessee – 1.5%
Blount County Health & Educational Facilities Board RB Refunding for Asbury, Inc. Series 2007 A
1,675,000	5.125	04/01/23	1,161,093
Chattanooga Health Educational & Housing Facility Board RB Refunding for CDFI Phase I LLC Project Series 2005 A (BBB-)
750,000	5.000	10/01/15	648,360
11,710,000	5.000	10/01/25	8,141,729
14,500,000	5.125	10/01/35	9,228,235
Johnson City Health & Educational Board Retirement Facilities RB for Appalachian Christian Village Project Series 2004 A
1,000,000	6.250	02/15/32	678,580
Knox County Health Educational & Housing Facilities Board RB for University Health Systems, Inc. Series 2007 (BBB+)
2,000,000	5.250	04/01/36	1,480,380
Memphis Health Educational & Housing Facility Board RB for Memphis Multi-Family Housing Apartment Projects Series 2007 A (AMT)(a)
9,080,000	5.750	04/01/25	6,085,144
Memphis Health Educational & Housing Facility Board RB for Memphis Multi-Family Housing Apartment Projects Series 2007 B(b)
1,840,000	1.890	04/01/25	1,582,952
Shelby County Health Educational & Housing Facilities Board RB for Trezevant Manor Project Series 2006 A
2,000,000	5.625	09/01/26	1,364,040

			30,370,513

Texas – 9.4%
Alliance Airport Authority Special Facilities RB Refunding for American Airlines, Inc. Project Series 2007 (AMT) (CCC+)
27,240,000	5.250	12/01/29	10,579,744
14,500,000	5.750	12/01/29	5,779,410
Austin Texas Convention Enterprises, Inc. RB for Third Tier Series 2001 C-2
9,785,000	9.750	01/01/26	7,928,590
Brazos River Authority PCRB for TXU Energy Co. LLC Project Series 2006 (AMT) (CCC/Caa2)
17,740,000	5.000	03/01/41	6,829,723
Brazos River Authority PCRB Refunding for TXU Electric Co. Project Series 2001 C (AMT) (CCC/Caa2)(a)
8,000,000	5.750	11/01/11	5,156,800
Brazos River Authority PCRB Refunding for TXU Energy Co. LLC Project Series 2003 C (AMT) (CCC/Caa2)
9,275,000	6.750	10/01/38	4,357,117
Dallas County Flood Control District GO Bonds Refunding Series 2002(h)
6,000,000	7.250	04/01/32	5,042,880
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for American Airlines, Inc. Series 1995 (CCC+/Caa2)
22,750,000	6.000	11/01/14	12,269,530

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Texas – (continued)

Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for American Airlines, Inc. Series 1999 (AMT) (ASSURED GTY) (CCC+/Caa2)
$48,395,000	6.375%	05/01/35	$18,330,574
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for Delta Airlines, Inc. Series 1991(c)
3,250,000	7.625	11/01/21	213,525
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB Refunding for American Airlines, Inc. Series 2007 (CCC+)
16,450,000	5.500	11/01/30	6,228,957
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB Series 2001 A-1 (Ba2)
12,855,000	6.150	01/01/16	10,625,429
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Series 1998 B (AMT) (B-/B3)
1,000,000	5.700	07/15/29	544,280
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Series 1998 C (AMT) (B-/B3)
4,730,000	5.700	07/15/29	2,574,444
Lewisville Texas Combination Contract Refunding & Capital Improvement GO Bonds Special Assessment Series 2004 (ACA)
11,850,000	6.125	09/01/29	9,848,535
McLennan County Public Facility Corp. Project RB Series 2009 (AA-)
36,405,000	6.625	06/01/35	37,780,745
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-)
2,025,000	5.500	02/15/25	1,468,651
4,115,000	5.625	02/15/35	2,752,894
Metropolitan Health Facilities Development Corp. RB for Wilson N. Jones Memorial Hospital Project Series 2001 (B+/Ba3)
4,200,000	7.200	01/01/21	3,563,574
5,000,000	7.250	01/01/31	3,956,900
North Texas Tollway Authority RB Refunding for Toll Second Tier Series 2008 F (BBB+/A3)
4,390,000	5.750	01/01/38	3,908,900
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project RMKT 11/29/05 Series 2001 C (CCC/Caa2)
5,950,000	5.200	05/01/28	2,652,807
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project Series 2000 A (CCC/Caa2)
7,110,000	6.450	06/01/21	3,256,167
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project Series 2001 A (CCC/Caa2)(a)
16,265,000	5.500	11/01/11	10,565,581
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligation Group Series 2007 (BBB+)
4,075,000	5.125	05/15/37	2,649,198
Tom Green County Health Facilities Development Corp. Hospital RB for Shannon Health System Project Series 2001 (BBB/Baa3)
2,000,000	6.750	05/15/21	1,812,380

Tomball Hospital Authority RB Refunding Series 2005 (Baa3)
250,000	5.000	07/01/15	220,510
8,650,000	5.000	07/01/20	6,780,476
5,850,000	5.000	07/01/23	4,361,058

			192,039,379

Utah – 0.3%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A
7,080,000	6.375	08/15/11	6,749,010

Vermont – 0.1%
Vermont Economic Development Authority Mortgage RB for Wake Robin Corp. Project Series 2006 A
1,500,000	5.250	05/01/26	1,036,845
1,840,000	5.375	05/01/36	1,154,342

			2,191,187

Virginia – 0.7%
Albemarle County IDA RB Refunding Westminster-Canterbury Series 2007
1,000,000	5.000	01/01/31	591,580
Bedford County IDA RB Refunding for Nekoosa Packaging Corp. Project Series 1998 (AMT) (B2)
320,000	5.600	12/01/25	188,573
Celebrate North Community Development Authority Special Assessment Project Series 2003 B
5,000,000	6.750	03/01/34	3,460,050
Loudoun County IDA Residential Care Facility RB Refunding for Falcons Landing Series 2004 A
1,750,000	6.000	08/01/24	1,387,592
Norfolk Redevelopment & Housing Authority RB for First Mortgage Retirement Community Series 2004 A
500,000	6.000	01/01/25	388,195
1,100,000	6.125	01/01/35	783,189
Suffolk IDA Retirement Facilities RB Refunding First Mortgage for Lake Prince Center Series 2006
725,000	5.150	09/01/24	529,881
1,000,000	5.300	09/01/31	667,070
Tobacco Settlement Financing Corp. RB for Capital Appreciation Bonds Subseries 2007 C-1 (BBB)(d)
137,195,000	0.000	06/01/47	2,514,784
Virginia Beach Development Authority Residential Care Facilities Mortgage RB Refunding for Westminster-Canterbury Series 2005
500,000	5.000	11/01/22	369,045
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
4,000,000	7.750	07/01/38	3,967,240

			14,847,199

Washington – 0.3%
Terrace Heights Sewer District RB for Refunding & Capital Improvement Series 2006
680,000	4.750	01/01/29	569,581
1,075,000	5.000	01/01/33	892,777

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Washington – (continued)

Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 A (ASSURED GTY) (AAA/Aa2)
$750,000	6.000%	08/15/39	$742,695
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 B (ASSURED GTY) (AAA/Aa2)
1,750,000	6.000	08/15/39	1,732,955
Washington Health Care Facilities Authority RB Series 2007 C (Radian) (BBB+/Baa2)
2,000,000	5.500	08/15/42	1,381,340

			5,319,348

West Virginia – 0.0%
Ohio County Commission Sewage System Tax Allocation for Fort Henry Centre Financing District Series 2007 A
640,000	5.850	06/01/34	439,418

Wisconsin – 3.4%
Wisconsin State Health & Educational Facilities Authority RB for Fort Healthcare, Inc. Project Series 2004 (BBB+)
1,500,000	6.100	05/01/34	1,280,475
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB)
5,825,000	5.125	05/15/29	4,213,514
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB)
1,400,000	5.000	05/15/36	939,708
Wisconsin State Health & Educational Facilities Authority RB for Vernon Memorial Healthcare, Inc. Project Series 2005 (BBB-)
3,000,000	5.100	03/01/25	2,304,930
3,800,000	5.250	03/01/35	2,652,096
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (BBB+/Baa2)
11,365,000	5.250	08/15/21	8,656,948
9,700,000	5.250	08/15/23	7,098,848
7,565,000	5.250	08/15/24	5,430,460
9,715,000	5.250	08/15/25	6,843,732
24,515,000	5.250	08/15/31	15,690,090
5,000,000	5.250	08/15/34	3,122,300
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Services, Inc. Series 2003 A (BBB+/Baa2)
5,000,000	5.250	08/15/25	3,522,250
1,585,000	5.125	08/15/33	978,008
Wisconsin State Health & Educational Facilities Authority RB Refunding for Illinois Senior Housing, Inc. Series 2006
1,275,000	5.650	08/01/21	928,595
2,385,000	5.800	08/01/29	1,612,403

Wisconsin State Health & Educational Facilities Authority RB Refunding for Wheaton Healthcare Series 2006 B (BBB+/Baa2)
5,970,000	5.125	08/15/30	3,786,771

			69,061,128

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $2,719,713,263)			$1,829,572,425

Other Municipals – 2.6%

Charter Mac Equity Issuer Trust Series 2004 A-4-1 (AMT) (Aaa)(a)(h)
$9,000,000	5.750%	04/30/15	$8,872,920
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (A3)(a)(h)
8,000,000	5.125	09/30/15	5,276,240
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (Baa1)(a)(h)
4,000,000	7.750	11/01/10	2,692,320
4,000,000	5.200	09/30/14	2,640,720
8,000,000	5.300	09/30/15	5,196,720
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (Baa2)(a)(h)
3,000,000	5.400	09/30/14	1,950,750
3,000,000	5.800	09/30/19	1,795,050
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (Baa3)(a)(h)
6,000,000	5.900	09/30/20	3,016,560
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 A-3 (A3)(a)(h)
4,000,000	4.950	09/30/12	2,688,840
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 C-3 (Baa2)(a)(h)
3,000,000	5.500	09/30/15	1,919,040
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series A-2 (A3)(a)(h)
6,000,000	4.900	09/30/14	3,990,900
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series C (Baa2)(a)(h)
5,000,000	4.700	09/30/09	3,693,250
Tax Exempt Municipal Infrastructure Improvement Trust
Certificates RB Series 2005 Class A (Aa3)(h)
8,515,000	4.050	05/04/10	8,639,745

TOTAL OTHER MUNICIPALS
(Cost $72,044,110)			$52,373,055

Shares	Description	Value

Common Stock – 0.0%

12,926	Delta Air Lines, Inc.(i)	$72,773
(Cost $0)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Investments – 2.3%

Connecticut – 0.6%
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 2001 V-1 (A-1+/VMIG1)(b)
$9,100,000	0.200%	04/01/09	$9,100,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 2005 Y-2 (A-1+/VMIG1)(b)
4,200,000	0.200	04/01/09	4,200,000

			13,300,000

Illinois – 0.2%
Illinois Finance Authority VRDN RB for Northwestern Memorial Hospital Series 2007 B-2 (A-1+/VMIG1)(b)
4,600,000	0.500	04/01/09	4,600,000

New Hampshire – 0.1%
New Hampshire Health & Education Facilities Authority VRDN RB for Dartmouth College Series 2007 A (A-1+/VMIG1)(b)
1,600,000	0.200	04/01/09	1,600,000

New York – 1.1%
New York City Municipal Water Finance Authority Water & Sewer VRDN RB for Second Generation Resolution Series 2005 BB-1 (A-1/VMIG1)(b)
1,900,000	0.230	04/01/09	1,900,000
New York City Transitional Finance Authority VRDN RB for New York City Recovery Series 2002-1 Subseries 1-D (LIQ – Landesbank Hessen-Thuringen) (A-1+/VMIG1)(b)
8,000,000	0.450	04/01/09	8,000,000

New York City Transitional Finance Authority VRDN RB for New York City Recovery Series 2002-3 Subseries 3-E (A-1+/VMIG1)(b)
3,000,000	0.450	04/01/09	3,000,000
New York State Dormitory Authority VRDN RB for Cornell University Series 1990 B (A-1+/VMIG1)(b)
800,000	0.450	04/01/09	800,000
Tompkins County Industrial Development Agency VRDN RB for Cornell University Civic Facilities Series 2008 A-1 (A-1+/VMIG1)(b)
8,000,000	0.450	04/01/09	8,000,000

			21,700,000

Texas – 0.3%
Texas Water Development Board VRDN RB Refunding for State Revolving Sub Lien Series 2007 A (A-1+/VMIG1)(b)
5,570,000	0.200	04/01/09	5,570,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $46,770,000)			$46,770,000

Shares	Rate	Value

Investment Companies – 2.6%

JPMorgan Tax Free Money Market Fund – Institutional Shares(b)
21,374,449	0.410%	$21,374,449
Morgan Stanley Institutional Liquidity Fund – Tax-Exempt Portfolio – Institutional Shares(b)
32,228,276	0.389	32,228,276

TOTAL INVESTMENT COMPANIES
(Cost $53,602,725)		$53,602,725

TOTAL INVESTMENTS – 97.4%
(Cost $2,892,130,098)		$1,982,390,978

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.6%		52,017,687

NET ASSETS – 100.0%		$2,034,408,665

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2009.

(b)	Variable rate security. Except for floating rate notes, maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2009.

(c)	Security is currently in default.

(d)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Inverse variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(f)	Security is issued with zero coupon until the next reset date.

(g)	Prerefunded security. Maturity date disclosed is prerefunding date.

(h)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $58,791,775, which represents approximately 2.9% of net assets as of March 31, 2009.

(i)	Non-income producing security.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service/Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
ASSURED GTY	—	Insured by Assured Guaranty Ltd.
BANS	—	Bond Anticipation Notes
CIFG-TCRS	—	CIFG Assurance North America, Inc. – Transferable Custodial Receipts
COMWLTH GTD	—	Commonwealth Guaranteed
COPS	—	Certificates of Participation
FHA-INS	—	Insured by Federal Housing Administration
FSA	—	Insured by Financial Security Assurance Co.
FSA-CR	—	Insured by Financial Security Assurance Co. – Insured Custodial Receipts
GO	—	General Obligation
GO OF AUTH	—	General Obligation of Authority
IDA	—	Industrial Development Authority
LIBOR	—	London Interbank Offered Rate
LIQ	—	Liquidity Agreement
LOC	—	Letter of Credit
MBIA	—	Insured by MBIA Insurance Corp.
MBIA-RE FGIC	—	MBIA Insurance Corp. Re-insures Financial Guaranty Insurance Co.
PCRB	—	Pollution Control Revenue Bond
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
RMKT	—	Remarketed
VRDN	—	Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2009

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACT — At March 31, 2009, the Fund had an outstanding swap contract with the following terms:

CREDIT DEFAULT SWAP CONTRACT

Credit
Spread at
		Notional			March 31,
		Amount	Rates Received	Termination	2009(a)	Market
Swap Counterparty	Reference Obligation	(000’s)	by the Fund	Date	(basis points)	Value(b)

Protection Sold:
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$10,000	3.000%	06/20/19	310	$(40,341)

(a)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.
(b)	There are no upfront payments on the swap contract listed above, therefore the unrealized loss on the swap contract is equal to its market value.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – 95.4%

Alabama – 1.2%
Alabama Public School & College Authority RB for Capital Improvement Series 1999 D (AA/Aa2)
$1,150,000	5.750%	08/01/19	$1,177,083
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+)
1,780,000	5.750	12/01/36	1,098,527
Birmingham Alabama GO Bonds for Capital Improvement Warrants Series 2000 A (AA/Aa3)
1,000,000	5.550	08/01/21	1,034,810
Health Care Authority RB for Baptist Health Series 2006 D (GO OF AUTH) (BBB+/A3)
575,000	5.000	11/15/17	544,295
100,000	5.000	11/15/21	87,507
Mobile Water & Sewer Commissioners RB Series 2002 (MBIA-RE FGIC) (AA-/A2)
1,000,000	5.250	01/01/18	1,029,760
Tuscaloosa Educational Building Authority RB for Stillman College Project Series 2007 A (BBB-)
2,900,000	5.250	06/01/37	1,879,780

			6,851,762

Alaska – 1.4%
Alaska State Housing Finance Corp. RB for General Housing Series 2005 A (FGIC) (AA/Aa2)
4,000,000	5.250	12/01/34	3,879,080
Alaska State Housing Finance Corp. RB for General Mortgage Series 1999 A (MBIA) (AAA/Aaa)
2,490,000	6.000	06/01/49	2,499,163
Anchorage Alaska Water RB Refunding Series 2004 (MBIA) (AA)(a)
1,000,000	5.125	05/01/14	1,145,480

			7,523,723

Arizona – 2.1%
Arizona Health Facilities Authority RB for Phoenix Children’s Hospital Series 2007 A(b)(c)
4,170,000	1.570	02/02/15	3,210,733
Arizona School Facilities Board RB for State School Trust Series 2004 A (AMBAC) (A/Baa1)(a)
3,410,000	5.750	07/01/14	4,026,767
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa2)
2,200,000	7.250	02/01/40	2,218,106
Northern Arizona University RB Series 2003 (FGIC) (A+/A2)(a)
1,235,000	5.500	06/01/14	1,439,985
Queen Creek Improvement District No. 1 Special Assessment Series 2006 (BBB/Baa2)
500,000	5.000	01/01/26	391,050

			11,286,641

Arkansas – 0.1%
Arkansas Development Finance Authority RB for Single Family Mortgage Backed Securities Series 2008 B (AMT) (GNMA/FNMA) (AAA)
530,000	5.500	07/01/23	538,035
Paragould Arkansas Sales and Use Tax RB Series 2001 (AMBAC) (A/Baa1)
225,000	5.100	06/01/18	225,281

			763,316

California – 15.8%
Abag Finance Authority RB for Non-Profit Corps. RB for San Diego Hospital Association Series 2001 A (A-/A3)
1,790,000	6.125%	08/15/20	1,779,457
Bay Area Toll Authority California Toll Building Authority RB for San Francisco Bay Area Series 2008 F1 (AA/Aa3)
4,000,000	5.500	04/01/43	4,000,000
California County Tobacco Securitization Agency RB for Capital Appreciation Bonds Stanislaus Subseries 2006 B (BBB-)(d)
450,000	0.000	06/01/46	7,817
California Health Facilities Financing Authority RB for Providence Health & Services Series 2008 C (AA/Aa2)
1,000,000	6.500	10/01/33	1,049,060
California Housing Finance Agency RB for Home Mortgage AMT Series 2006 I (AA-/Aa2)
1,000,000	4.800	08/01/36	736,450
California Infrastructure & Economic Development Bank RB for Los Angeles County Department of Public Social Services Series 2003 (AMBAC) (A/Baa1)
1,000,000	5.750	09/01/23	1,005,010
California Pollution Control Financing Authority PCRB Refunding for U.S.A. Waste Services, Inc. Series 1998 A (AMT) (BBB)(b)
2,500,000	4.500	06/01/10	2,404,025
California State GO Bonds for Various Purposes Series 2009 (A/A2)
5,000,000	6.500	04/01/33	5,254,900
2,500,000	6.000	04/01/38	2,493,175
California State GO Bonds Refunded Balance Series 2000 (FGIC) (AAA/A2)(a)
75,000	5.250	09/01/10	79,783
California State Public Works Board Lease RB for UCLA Replacement Hospital Series 2002 A (FSA) (AAA/Aa2)
2,000,000	5.375	10/01/19	2,080,920
California Statewide Communities Development Authority RB for Enloe Medical Center Series 2008 (CAL MTG INS) (A+)
1,435,000	5.750	08/15/38	1,257,290
Chabot-Las Positas Community College District GO Bonds for Capital Appreciation Bonds Series 2006 C (AMBAC) (AA-/Aa2)(d)
6,340,000	0.000	08/01/35	1,203,015
Eastern Municipal Water District Community Facilities Special Tax District No. 2003-25 Improvement Area D Series 2006
425,000	5.000	09/01/36	270,343

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
California – (continued)

Eastern Municipal Water District Community Facilities Special Tax District No. 2005-40 Mahogany Series 2006
$410,000	5.000%	09/01/36	$260,801
Foothill-De Anza Community College District of California GO Bonds for Capital Appreciation Bonds Series 2007 B (AMBAC) (AA/Aa1)(d)
11,235,000	0.000	08/01/36	2,022,075
Foothill-De Anza Community College District of California GO Bonds Series 2007 A (AMBAC) (AA/Aa1)
6,000,000	5.000	08/01/27	5,928,660
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Capital Appreciation for Asset Backed Bonds Subseries 2007 B (BBB)(d)
60,000,000	0.000	06/01/47	1,103,400
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Capital Appreciation for Asset Backed Bonds Subseries 2007 C (BBB-)(d)
19,500,000	0.000	06/01/47	310,245
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2003 A-3 (AAA/Aaa)(a)
350,000	7.875	06/01/13	426,989
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2003 A-5 (AAA/Aaa)(a)
650,000	7.875	06/01/13	792,980
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2007 A-1 (BBB/Baa3)
5,000,000	5.000	06/01/33	2,939,150
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2003 B (AAA/Aaa)(a)
7,800,000	5.500	06/01/13	8,801,364
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2005 A (A-/A3)
3,075,000	5.000	06/01/45	2,241,152
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Senior Asset Backed Bonds Series 2007 A-1 (BBB/Baa3)
4,500,000	5.750	06/01/47	2,564,415
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-1 (AAA)(a)
1,225,000	6.750	06/01/13	1,440,085
Hacienda La Puente Unified School District of California GO Bonds for Election 2000 Series 2003 B (FSA) (AAA/Aa3)(a)
1,200,000	5.250	08/01/13	1,385,124
Lafayette Redevelopment Agency Tax Allocation RB for Lafayette Redevelopment Project Series 2005 (Radian)(A)
120,000	5.000	08/01/35	96,288
Lake Elsinore California Unified School District Community Facilities District Special Tax Series 2005-3
595,000	5.000	09/01/25	408,830

Menifee Union School District Riverside County GO Bonds for 2008 Election Capital Appreciation Series 2009 C (ASSURED GTY) (AAA/Aa2)(d)
2,000,000	0.000	08/01/37	289,540
4,500,000	0.000	08/01/38	605,070
4,500,000	0.000	08/01/39	565,065
Menlo Park California GO Bonds Series 2002 (AAA/Aa1)
1,000,000	5.250	08/01/27	1,030,560
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (MBIA) (AA)(d)
1,205,000	0.000	08/01/26	437,728
Metropolitan Water District Waterworks of Southern California RB Refunding Series 2001 A (AAA/Aa2)
1,000,000	5.100	07/01/25	1,019,370
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AAA/Aa2)(d)(e)
6,450,000	0.000	08/01/38	3,229,450
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AAA/Aa2)(d)
2,150,000	0.000	08/01/31	466,679
4,150,000	0.000	08/01/32	831,785
3,500,000	0.000	08/01/33	650,195
Poway Unified School District GO Bonds 2008 Election for School Facilities Improvement District No. 2007-1 Series 2009 A (AA-/Aa3)(d)
2,000,000	0.000	08/01/32	492,340
2,000,000	0.000	08/01/33	459,280
Sacramento County Sanitation District Financing Authority Variable RB Refunding for Sacramento County Regional Series 2007 B (MBIA-RE FGIC) (AA/Aa3)(c)
3,000,000	1.375	12/01/35	1,521,720
San Diego County Water Authority COPS Series 2008 A (FSA) (AAA/Aa3)
10,000,000	5.000	05/01/33	9,633,700
San Diego Unified School District GO Bonds for Election 1998 Series 2002 D (FGIC) (AA/Aa2)
1,000,000	5.250	07/01/24	1,108,280
San Gabriel Unified School District GO Bonds Unrefunded Balance Series 2002 A (FSA) (AAA/Aa3)
55,000	5.375	08/01/21	56,915
San Joaquin Hills Transportation Corridor Agency RB Capital Appreciation for Refunding Series 1997 A (MBIA) (AA/Baa1)(d)
1,605,000	0.000	01/15/26	401,812
Santa Ana Unified School District COPS Series 2007 (MBIA) (AA-/A3)
5,000,000	5.250	04/01/37	4,627,350
Silicon Valley Tobacco Securitization Authority RB Turbo Capital Appreciation Bonds for Santa Clara County Corp. Series 2007 A (BBB+)(d)
8,000,000	0.000	06/01/36	486,720

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
California – (continued)

Temecula Valley Unified School District Community Facilities District Special Tax District No. 2004-1 Improvement Area A Series 2007
$1,865,000	5.000%	09/01/37	$1,187,054
Torrance California COPS Refunding & Public Improvement Project Series 2005 B (AMBAC) (AA-/A1)
310,000	5.250	06/01/34	288,068
Vernon Natural Gas Financing Authority RB for Vernon Gas Project Subseries 2006 A-3 (MBIA) (AA-/A3)(b)
2,835,000	5.000	08/03/09	2,823,405
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (MBIA-RE FGIC) (AA)(d)
1,175,000	0.000	08/01/25	444,714

			86,999,603

Colorado – 1.9%
Castlewood Ranch Colorado Metropolitan District GO Bonds Refunding Series 2006 (XLCA)
1,905,000	4.250	12/01/29	1,395,051
3,520,000	4.250	12/01/34	2,392,368
Colorado Health Facilities Authority Hospital RB for Poudre Valley Health Care, Inc. Series 2005 F (BBB+/Baa1)
800,000	5.000	03/01/25	652,112
Colorado Health Facilities Authority RB for Catholic Health Initiatives Series 2001 (AA/Aa2)(a)
325,000	5.500	09/01/11	359,258
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB)
1,150,000	5.000	12/01/35	753,756
Colorado Health Facilities Authority RB for Portercare Adventist Health System Series 2001 (A2)(a)
275,000	6.500	11/15/11	315,403
E-470 Public Highway Authority RB for Capital Appreciation Series 2004 B (MBIA) (AA-/Baa1)(d)
5,000,000	0.000	09/01/27	1,091,950
La Plata County Colorado School District No. 9-R Durango GO Bonds Series 2002 (MBIA)(a)
1,000,000	5.250	11/01/12	1,136,890
Tower Colorado Metropolitan District GO Bonds Refunding and Improvement Series 2005 (Radian) (BBB+)
140,000	5.000	12/01/35	92,569
West Metro Fire Protection District GO Bonds Series 2006 A (MBIA) (Aa3)
2,200,000	5.250	12/01/26	2,305,776

			10,495,133

Connecticut – 0.6%
Connecticut State Development Authority PCRB Refunding for Connecticut Light & Power Co. RMKT 9/23/98 Series 1993 A (BBB/Baa1)
2,150,000	5.850	09/01/28	1,946,503

Connecticut State Development Authority PCRB Refunding for The Connecticut Light & Power Co. Project RMKT 12/05/08 Series 1996 A (BBB+/A3)(b)
1,500,000	5.250	04/01/10	1,499,715

			3,446,218

District of Columbia – 2.3%
District of Columbia Hospital RB for Children’s Hospital Obligation Group Series 2008 (FSA) (AAA)
4,000,000	5.250	07/15/45	3,515,720
District of Columbia RB for Friendship Public Charter School Series 2006 (ACA GO OF INSTN) (BBB)
100,000	4.000	06/01/16	74,359
District of Columbia RB GANS for Georgetown University Series 2007 (AMBAC/BHAC-CR) (AAA/Aaa)(d)(e)
6,185,000	0.000	04/01/40	2,890,992
District of Columbia Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2001 (BBB/Baa3)
660,000	6.250	05/15/24	544,454
1,000,000	6.500	05/15/33	642,960
District of Columbia Water & Sewer Authority RB Public Utility Senior Lien Series 2009 A (AA/Aa3)
5,000,000	6.000	10/01/35	5,258,450

			12,926,935

Florida – 6.4%
Arbor Greene Community Development District Special Assessment for Refunding Revenue Series 2006 (BBB+)
1,310,000	5.000	05/01/19	1,110,068
Bluewaters Community Development District Special Assessment Series 2004
2,500,000	6.000	05/01/35	1,790,475
Bridgewater Wesley Chapel Community Development District of Florida Special Assessment for Capital Improvement Series 2005
2,320,000	5.750	05/01/35	1,651,167
Coconut Cay Community Development District of Florida Special Assessment Series 2006
960,000	5.375	05/01/36	557,789
Coral Gables Health Facilities Authority RB for Baptist Health South Florida Series 2004 (FSA) (AAA/Aaa)(a)
1,000,000	5.250	08/15/14	1,154,120
Covington Park Florida Community Development District Special Assessment Refunding for Capital Improvement Series 2005 (A-)
610,000	5.000	05/01/21	576,108
Crossings At Fleming Island Community Development District of Florida RB Refunding Series 2007 (MBIA) (AA-/Baa1)
125,000	4.750	10/01/36	111,104
Crossings At Fleming Island Community Development District of Florida Special Assignment Refunding for Series 2000 B (MBIA) (AA-/Baa1)
1,765,000	5.800	05/01/16	1,741,790
Diamond Hill Community Development District Tax Allocation for Capital Improvement Series 2004
1,600,000	6.000	05/01/34	1,150,736

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Florida – (continued)

Double Branch Community Development District Special Assessment Series 2005 A (A-)
$550,000	5.350%	05/01/34	$422,741
Hamal Florida Community Development District Special Assessment for Refunding and Improvement Series 2006 A (MBIA) (AA-/Baa1)
2,755,000	5.375	05/01/22	2,583,722
High Ridge Quantum Community Development District of Florida Special Assessment for Boyton Beach Series 2005 A
1,850,000	5.750	05/01/35	1,270,950
Highlands County Health Facilities Authority RB Prefunded for Adventist Health Series 2005 B (ETM) (A+/A1)
60,000	5.000	11/15/09	61,558
Hollywood Community Redevelopment Agency RB for Beach CRA Series 2004 (BBB+/Baa1)
300,000	5.625	03/01/24	238,788
Keys Cove Community Development District Special Assessment Series 2004
1,150,000	5.875	05/01/35	811,658
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BB+)
2,500,000	5.000	11/15/13	2,232,700
Longleaf Community Development District Special Assessment Refunding Series 2006
1,255,000	5.375	05/01/30	827,597
Marsh Harbour Community Development District Special Assessment Series 2005 A
860,000	5.450	05/01/36	551,380
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 A
945,000	6.000	05/01/35	727,499
Miami-Dade County Expressway Authority of Florida RB Series 2004 B (MBIA-RE FGIC) (AA-/A3)
1,000,000	5.250	07/01/26	1,002,640
Miami-Dade County Florida Aviation RB RMKT 03/17/08 Series 2003 E (AMT) (MBIA) (AA/A2)
500,000	5.250	10/01/13	512,245
425,000	5.250	10/01/14	433,933
575,000	5.250	10/01/16	576,409
Oakstead Community Development District Capital Improvement Special Assessment Refunding Series 2006 A-1 (MBIA) (AA-/Baa1)
145,000	4.500	05/01/32	111,086
Orange County Health Facilities Authority RB for Orlando Regional Healthcare Hospital Series 2006 B (A/A2)
135,000	4.750	11/15/36	95,391
Orlando City Development Tax RB for Senior 6th Tourist Center Contract Payments Series 2008 A (ASSURED GTY) (AAA/Aa2)
2,000,000	5.250	11/01/38	1,874,660
Port Everglades Authority RB Series 1986 (ETM) (AAA/Aaa)
2,365,000	7.125	11/01/16	2,818,583
Sail Harbour Community Development District Special Assessment Series 2005 A (AA)
955,000	5.500	05/01/36	659,237

Sonoma Bay Community Development District Special Assessment Series 2005 A
635,000	5.450	05/01/36	380,511
Sumter Landing Florida Community Development District Recreational RB Series 2005 A (MBIA) (AA-/Baa1)
250,000	4.625	10/01/30	143,355
Tampa Palms Open Space & Transportation Community Development District Special Assessment Refunding for Capital Improvement Area 7 Project Series 2004 (MBIA) (AA-/Baa1)
1,395,000	4.500	05/01/18	1,380,618
Tampa Water & Sewer RB Refunding Series 2001 A (AA/Aa2)
1,000,000	5.250	10/01/19	1,046,950
Thousand Oaks Community Development District Special Assessment Series 2005 A-1
940,000	5.350	05/01/35	621,425
Village Community Development District No. 5 Special Assessment Series 2003 A
2,325,000	6.100	05/01/34	1,810,756
Village Community Development District No. 6 Special Assessment Series 2007
2,235,000	5.250	05/01/37	1,459,455
Villagewalk of Bonita Springs Community Development District Special Assessment for Capital Improvement Series 2005
985,000	5.600	05/01/36	660,058

			35,159,262

Georgia – 2.3%
Augusta Georgia Water & Sewer RB Series 2004 (FSA) (AAA/Aa3)
7,000,000	5.250	10/01/39	7,046,410
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (BBB/Baa2)
325,000	5.500	01/01/34	220,428
Dekalb County Development Authority RB for Dekalb Senior Center Project Series 2004
4,275,000	4.850	06/01/09	4,263,629
Georgia State GO Bonds Prerefunded Series 1992 B (ETM) (AAA/Aaa)
5,000	6.000	03/01/12	5,681
Georgia State GO Bonds Unrefunded Balance Series 1992 B (AAA/Aaa)
995,000	6.000	03/01/12	1,129,385

			12,665,533

Hawaii – 0.6%
Hawaii State Airport System RB Refunding Series 2000 B (AMT) (MBIA-RE FGIC) (AA-/A2)
3,500,000	6.625	07/01/17	3,561,740

Idaho – 0.2%
Idaho Health Facilities Authority Variable RB for St. Luke’s Regional Medical Center Series 2008 (A2)
1,000,000	6.750	11/01/37	1,026,050

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Idaho – (continued)

Illinois – 5.4%
Chicago Illinois GO Bonds Unrefunded Balance Series 2000 C (MBIA-RE FGIC) (AA-/Aa3)
$815,000	5.500%	01/01/19	$838,904
Chicago Illinois Multi-Family Housing RB for Coppin Housing Project Series 2007 A (AMT) (GNMA/FHA) (Aaa)
1,375,000	5.000	11/20/48	1,342,481
Chicago Illinois O’Hare International Airport RB Refunding for General Airport 3rd Lien Series 2003 A-1 (XLCA) (A-/A1)
490,000	5.250	01/01/34	465,882
Chicago Illinois Tax Allocation Junior Lien for Near South Redevelopment Project Series 2001 A (ACA)
750,000	5.000	11/15/11	701,085
1,250,000	6.250	11/15/13	1,163,150
Chicago Single Family Mortgage RB for Collateral Series 2001 A (AMT) (GNMA/FNMA/FHLMC) (AA+/Aaa)
1,375,000	6.250	10/01/32	1,415,673
Du Page County High School District No. 87 Glenbard Township GO Bonds Unrefunded Balance Series 1998 A (Aa3)
20,000	5.050	12/01/14	19,998
Illinois Development Finance Authority PCRB Refunding for Amerencips RMKT 12/03/01 Series 2000 A (BBB-/Ba1)(b)
2,300,000	5.500	02/28/14	2,095,231
Illinois Educational Facilities Authority Student Housing RB for Educational Advancement Fund University Center Project Series 2002 (Aaa)(a)
2,000,000	6.250	05/01/12	2,309,020
Illinois Finance Authority RB for Edward Hospital RMKT 04/09/08 Series 2008 A (AMBAC) (A+/A2)
350,000	6.250	02/01/33	320,369
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 A (BBB-/Baa3)
400,000	5.125	01/01/25	292,556
Illinois Finance Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2005 A (AMT) (BBB)
400,000	5.050	08/01/29	295,872
Illinois Health Facilities Authority RB for Delnor Hospital RMKT 06/04/08 Series 2003 C (FSA) (AAA/Aa3)
5,200,000	5.250	05/15/33	4,734,288
Illinois State GO Bonds First Series 2002 (MBIA) (AA-/Aa3)
3,000,000	5.375	07/01/19	3,172,830
Lake County Illinois Community Consolidated School District No. 41 GO Bonds Series 1999 A (FSA) (AAA/Aa3)
2,725,000	9.000	11/01/16	3,727,991
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Series 1999 (MBIA-RE FGIC) (AAA/A1)
800,000	5.250	12/15/28	816,744
Round Lake Illinois Lakewood Grove Special Service Area No. 1 Special Tax Series Refunding 2007 (ASSURED GTY) (AAA)
2,320,000	5.500	03/01/32	2,304,943
1,240,000	4.700	03/01/33	1,101,579

Southwestern Illinois Development Authority RB for Capital Appreciation Bonds Local Government Program Series 2007 (FSA) (AAA)(d)
6,500,000	0.000	12/01/25	2,536,235

			29,654,831

Indiana – 2.3%
Bloomington Municipal Facilities Corp. RB for Economic Development Lease Rental Series 1998 (AA-/Aa3)
260,000	4.800	08/01/12	260,060
Delaware County Hospital Authority RB for Cardinal Health System Obligation Group Series 2006 (Baa3)
240,000	5.250	08/01/36	159,286
Eagle-Union Middle School Building Corp. RB Refunding for First Mortgage Series 2001 (AMBAC) (A/Baa1)
125,000	4.850	07/05/15	130,085
Fall Creek Regional Waste District RB Refunding Series 2001 (MBIA) (AA-/Baa1)
100,000	4.700	03/01/13	105,210
Greencastle Indiana Waterworks RB Refunding Series 2001 (MBIA) (AA-/Baa1)
300,000	4.250	07/01/13	318,675
Indiana Bond Bank RB for Special Program Series 1998 A (FSA) (AAA/Aa3)
290,000	4.600	02/01/13	294,956
Indiana Educational Facilities Authority RB for Earlham College Project Series 1998 (Aa3)
325,000	4.950	10/15/12	328,666
Indiana Health & Educational Facilities Financing Authority Hospital RB for Clarian Health Obligation Series 2006 A (A+/A2)
3,900,000	5.000	02/15/39	2,826,096
Indiana Health Facility Financing Authority RB for Kings Daughters Hospital Series 1997 (Radian) (BBB+)
70,000	5.500	02/15/10	70,363
Indianapolis City RB for Indianapolis Gas Utility Revenue 2nd Lien Series 2008 A (ASSURED GTY) (AAA/Aa2)(b)
3,500,000	5.000	08/15/13	3,829,385
Indianapolis Indiana Airport Authority RB Refunding for Special Facilities Federal Express Corp. Project Series 2004 (AMT) (BBB/Baa2)
640,000	5.100	01/15/17	556,749
Jasper County RB Refunding for Northern RMKT 8/25/08 Series 1994 C (MBIA) (AA/Baa1)
650,000	5.850	04/01/19	629,408
Mitchell Multi School Building Corp. RB Refunding for First Mortgage Series 2002 (AA+)
275,000	4.650	07/05/13	306,124
North Montgomery High School Building Corp. RB for First Mortgage Series 2000 (MBIA-RE FGIC) (AA+)
400,000	5.050	07/15/15	418,096
Perry Township Multi School Building Corp. RB for First Mortgage Series 2001 (MBIA-RE FGIC) (Aa3)
240,000	4.625	01/15/15	246,192

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Indiana – (continued)

Porter County Jail Building Corp. RB Refunding for First Mortgage Series 2001 (FSA) (AAA/Aa3)
$300,000	5.000%	07/10/16	$312,786
Princeton City Indiana Sewer Works RB Refunding Series 2003
275,000	4.500	05/01/13	278,140
Purdue University COPS Series 1998 (AA/Aa1)
50,000	4.500	07/01/09	50,030
South Bend Community School Building Corp. RB for First Mortgage Series 2001 B (FSA) (AAA/Aa3)
200,000	4.600	07/01/13	205,472
Vanderburgh County Indiana Redevelopment Commission Tax Increment Tax Allocation for Series 2006(A)
1,400,000	5.250	02/01/31	1,143,520

			12,469,299

Iowa – 0.4%
Coralville Iowa COPS Series 2006 D (A3)
1,325,000	5.250	06/01/22	1,331,174
Tobacco Settlement Authority of Iowa RB for Asset Backed Bonds Series 2005 C (BBB/Baa3)
1,875,000	5.375	06/01/38	1,035,150

			2,366,324

Kentucky – 1.3%
Kentucky Economic Development Finance Authority System RB Prerefunded for Norton Healthcare Series 2000 C (MBIA) (AA)(a)
1,085,000	6.000	10/01/13	1,275,461
Kentucky Economic Development Finance Authority System RB Unrefunded Balance for Norton Healthcare Series 2000 C (MBIA) (AA-/Baa1)
2,165,000	6.000	10/01/18	2,108,342
Louisville & Jefferson County Metropolitan Government RB for Jewish Hospital St. Mary’s Healthcare Series 2008 (A+/A3)
3,750,000	6.125	02/01/37	3,705,637

			7,089,440

Louisiana – 2.1%
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2004 A (AMT) (BBB/Baa3)
675,000	5.000	11/01/18	458,487
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2005 A (AMT) (BBB/Baa3)
2,560,000	4.750	03/01/19	1,652,096
East Baton Rouge Parish Louisiana Sales Tax RB for Road and Street Improvement Series 2009 A (ASSURED GTY) (AAA/Aa2)
1,230,000	5.250	08/01/28	1,245,560
Louisiana Local Government Environmental Facilities & Community Development Authority for Louisiana Tech University Student Housing Series 2007 (AMBAC) (A/Baa1)
2,000,000	5.250	10/01/27	2,037,020

Louisiana Public Facilities Authority RB for Cleco Power LLC Project Series 2008 (BBB/Baa1)(b)
900,000	7.000	12/01/11	914,670
Louisiana State Offshore Terminal Authority Deepwater Port RB Refunding for Loop LLC Project Series 2003 C (A/A3)
1,000,000	5.250	09/01/15	1,017,260
New Orleans Louisiana Aviation Board RB Refunding for Restructuring GARBs Series 2009 A-1 (ASSURED GTY) (AAA/Aa2)
500,000	6.000	01/01/23	508,430
Orleans Louisiana Levee District Public Improvement RB Series 1986 (FSA) (AAA/Aa3)
1,030,000	5.950	11/01/15	1,029,835
St. John Baptist Parish Louisiana RB for Marathon Oil Corp. Series 2007 A (BBB+/Baa1)
2,500,000	5.125	06/01/37	1,761,100
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2001 B (BBB/Baa3)
1,220,000	5.875	05/15/39	764,049

			11,388,507

Maine – 0.6%
Maine State Housing Authority RB for Mortgage Purchase Series 2005 D-2 (AMT) (AA+/Aa1)
3,965,000	4.800	11/15/36	3,223,030

Maryland – 2.1%
Baltimore Maryland RB for Wastewater Projects Series 2005 B (MBIA) (AA)(a)
3,260,000	5.000	07/01/15	3,754,803
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003
1,250,000	6.500	07/01/31	899,863
Frederick County Maryland Special Tax Unrefunded Balance for Lake Linganore Village Community Development Series 2001 A (Radian) (BBB+)
280,000	5.600	07/01/20	229,468
555,000	5.700	07/01/29	413,703
Maryland State Health & Higher Educational Facilities Authority RB Refunding for Medstar Health Series 2004 (A-/A3)
500,000	5.375	08/15/24	458,925
750,000	5.500	08/15/33	661,207
Maryland State Industrial Development Financing Authority RB Refunding for Synagro-Baltimore Series 2008 A (AMT) (BBB+)
2,000,000	5.250	12/01/12	1,912,640
1,025,000	5.375	12/01/14	952,204
500,000	5.625	12/01/16	449,830
Maryland State Transportation Authority RB Refunding Series 2007 (AAA/Aa2)
1,500,000	5.000	03/01/19	1,655,355

			11,387,998

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)

Massachusetts – 2.4%
Massachusetts Bay Transportation Authority RB Assessment Series 2004 A (AAA/Aa1)(a)
$1,000,000	5.000%	07/01/14	$1,143,800
Massachusetts Educational Financing Authority RB Series 2008 H (AMT) (ASSURED GTY) (AAA/Aa2)
3,000,000	6.350	01/01/30	2,827,020
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 (A-/A3)
3,000,000	5.750	07/01/31	2,492,550
Massachusetts State Health & Educational Facilities Authority RB for Emerson Hospital Series 2005 E (Radian) (BBB+)
2,275,000	5.000	08/15/35	1,375,124
Massachusetts State Health & Educational Facilities Authority RB for Harvard Pilgrim Health Series 1998 A (FSA) (AAA/Aa3)
3,750,000	5.250	07/01/12	3,773,175
Massachusetts State Health & Educational Facilities Authority RB for Milton Hospital Series 2005 D (BB-)
575,000	5.500	07/01/40	321,137
Massachusetts State Housing Finance Agency RB for Rental Housing-Mortgage Series 1998 A (AMT) (AMBAC) (A/Baa1)
1,700,000	5.500	07/01/40	1,335,418

			13,268,224

Michigan – 1.7%
Michigan Higher Education Student Loan Authority RB for Student Loan Series 2003 17-1 (AMBAC) (AA/Aa3)
5,000,000	5.200	03/01/24	3,839,050
Michigan State Hospital Finance Authority RB Refunding for Michigan State Hospital Detroit Medical Center Series 2008 A (BHAC-CR AMBAC) (AAA/Aaa)
5,000,000	5.500	08/15/24	5,004,550
Pontiac Tax Increment Finance Authority RB Unrefunded for Tax Increment Development Series 2002 (ACA)
360,000	5.375	06/01/17	248,000

			9,091,600

Minnesota – 0.7%
Minneapolis Minnesota Health Care System RB for Fairview Health Services Series 2008 A (A/A2)
1,500,000	6.750	11/15/32	1,542,555
St. Paul Housing & Redevelopment Authority RB for Healthpartners Obligation Group Project Series 2006 (BBB/Baa1)
2,900,000	5.250	05/15/36	2,207,422

			3,749,977

Mississippi – 0.2%
Mississippi Business Finance Corp. PCRB for Systems Energy Resources, Inc. Project Series 1998 (BBB/Ba1)
685,000	5.875	04/01/22	580,969

Mississippi Development Bank Special Obligation RB for Hinds Community College District Capital Improvement Project Series 2009 (ASSURED GTY) (Aa2)
500,000	5.375	10/01/33	500,195

			1,081,164

Missouri – 1.0%
Jefferson County School District No. R-1 Northwest GO Bonds Refunding and Improvement for Missouri Direct Deposit Program Series 2004 (MBIA) (AA+/Aa1)
300,000	4.350	03/01/16	314,862
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (BBB+/Baa1)
270,000	4.750	06/01/25	211,297
4,125,000	5.000	06/01/35	2,942,651
Missouri State Health & Educational Facilities Authority RB for St. Louis University Series 1998 (AA-/A1)
1,000,000	5.500	10/01/15	1,126,420
Missouri State Health & Educational Facilities Authority RB for St. Lukes Episcopal-Presbyterian Hospital Series 2001 (FSA) (AAA/Aa3)
1,000,000	5.500	12/01/15	1,071,080

			5,666,310

Montana – 0.2%
Forsyth Montana PCRB Refunding Portland General Series 1998 A RMKT 05/01/03 (A/Baa1)(b)
1,000,000	5.200	05/01/09	999,140

Nevada – 0.9%
Clark County Nevada Industrial Development RB for Southwest Gas Corp. Project Series 2003 C (BBB-/Baa3)(b)
765,000	5.450	03/01/13	742,716
Clark County School District GO Bonds Refunding Series 1998 (FSA) (AAA/Aa2)
800,000	5.500	06/15/13	873,048
Henderson Local Improvement District No. T-14 Special Assessment Refunding Senior Limited Obligation Series 2007 A (FSA) (AAA/Aa3)
850,000	4.250	03/01/12	842,767
Nevada Department of Business & Industry RB for Las Vegas Monorail Project 1st Tier Series 2000 (AMBAC) (A/Baa1)
2,200,000	5.625	01/01/32	766,788
North Las Vegas Nevada Local Improvement Special Assessment Refunding for Special Improvement District No. 60 Subseries 2006 B
1,490,000	5.100	12/01/22	1,039,022
North Las Vegas Nevada Local Special Assessment for Local Improvement District No. 60 Subseries 2006 B
660,000	4.850	12/01/15	545,186
University of Nevada RB for Community College System Series 2002 A (MBIA-RE FGIC) (AA-/Aa3)
250,000	4.450	07/01/12	264,502

			5,074,029

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)

New Hampshire – 0.5%
New Hampshire Business Finance Authority RB for Waste Management, Inc. Project Series 2002 (AMT) (BBB)
$1,250,000	5.200%	05/01/27	$957,675
New Hampshire Health & Education Facilities Authority RB for Southern New Hampshire University Series 2006 (ACA) (BBB)
1,000,000	5.000	01/01/27	788,180
New Hampshire Municipal Bond Bank RB Series 2003 (MBIA) (AA)(a)
1,000,000	5.250	08/15/13	1,151,050

			2,896,905

New Jersey – 3.5%
New Jersey Economic Development Authority RB for Cigarette Tax Series 2004 (Radian-IBC) (BBB+/Baa2)
1,085,000	5.500	06/15/16	1,002,931
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 Z (ASSURED GTY) (AAA/Aa2)
1,000,000	6.000	12/15/34	1,068,900
New Jersey Health Care Facilities Financing Authority RB for Children’s Specialized Hospital Series 2005 A (BBB/Baa3)
600,000	5.000	07/01/24	440,004
175,000	5.500	07/01/30	123,879
New Jersey Health Care Facilities Financing Authority RB for Palisades Medical Center of New York Healthcare Series 2002 (BB+/Ba2)
500,000	6.500	07/01/21	427,095
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Ba1)
2,500,000	6.625	07/01/38	1,850,225
New Jersey State GO Bonds Refunding Series 1999 F (AA/Aa3)
1,000,000	5.500	08/01/11	1,092,830
New Jersey State Higher Education Assistance Authority RB for Student Loan Series 2008 A (ASSURED GTY) (AAA/Aa2)
3,000,000	6.125	06/01/30	2,841,660
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2003 C (AAA/Aaa)(a)
3,000,000	5.500	06/15/13	3,466,740
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2002 (AAA/Aaa)(a)
2,370,000	6.000	06/01/12	2,708,294
Tobacco Settlement Financing Corp. RB for Capital Appreciation Bonds Series 2007 1-C (BBB-)(d)
11,250,000	0.000	06/01/41	337,837
Tobacco Settlement Financing Corp. RB Series 2003 (AAA/Aaa)(a)
300,000	6.750	06/01/13	359,268
Tobacco Settlement Financing Corp. RB Series 2007 1-A (BBB/Baa3)
3,015,000	4.625	06/01/26	1,877,410
3,000,000	5.000	06/01/29	1,868,700

			19,465,773

New Mexico – 1.2%
Farmington New Mexico PCRB Refunding for Public Service Co. San Juan Project Series 1997 D (BB+/Baa3)
3,530,000	6.375	04/01/22	3,035,977
New Mexico Mortgage Financial Authority RB for Sunset View Senior Apartments Series 2006 A (FNMA) (AAA)(b)
2,800,000	4.700	08/01/28	2,418,696
Santa Fe County New Mexico RB for Gross Receipts Series 2008 (FSA) (AAA/Aa3)
1,000,000	5.250	06/01/31	1,012,260

			6,466,933

New York – 4.9%
Erie County Industrial Development Agency RB for the City of Buffalo School District Series 2008 A (FSA) (AAA/Aa3)
4,500,000	5.750	05/01/26	4,654,035
4,500,000	5.750	05/01/29	4,563,270
New York City GO Bonds Series 2006 A (AA/Aa3)
400,000	5.000	08/01/18	417,672
New York City Industrial Development Agency RB for Polytechnic University Project Series 2007 (ACA) (BB+)
2,045,000	5.000	11/01/12	2,010,807
New York City Industrial Development Agency RB for Yankee Baseball Stadium-Pilot Series 2006 (FGIC) (BBB-/Baa3)
3,500,000	5.000	03/01/31	2,859,325
New York City Transitional Finance Authority RB for Future Tax Secured Series 2002 C (MBIA-RE FGIC) (AAA/Aa1)
1,000,000	5.250	08/01/14	1,084,580
New York Mortgage Agency RB for Homeowner Mortgage (AMT) Series 2003 109 (Aa1)
1,000,000	4.800	10/01/23	919,180
New York State Dormitory Authority RB for North Shore University Hospital Series 1998 (MBIA) (AA-/A3)
1,500,000	5.500	11/01/14	1,544,130
New York State Environmental Facilities Corp. State Clean Water & Drinking RB Refunding for Revolving Funds Pooled Financing Program Series 2002 F (AAA/Aaa)
175,000	5.250	11/15/20	185,495
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2003 A-1 (AA-/A1)
2,600,000	5.500	06/01/19	2,642,250
Tobacco Settlement Financing Corp. RB Series 2003 B-1C (AA-/A1)
5,905,000	5.500	06/01/21	5,956,905

			26,837,649

North Carolina – 0.8%
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series 2002 A (AAA/Aaa)(a)
2,000,000	5.125	10/01/12	2,262,720
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2003 C (BBB+/Baa1)
500,000	5.375	01/01/16	508,335
850,000	5.375	01/01/17	861,271
North Carolina Eastern Municipal Power Agency Power System RB Series 2008 C (ASSURED GTY) (AAA/Aa2)
500,000	6.000	01/01/19	531,015

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
North Carolina – (continued)

North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 2003 A (A-/A2)
$450,000	5.500%	01/01/13	$486,558

			4,649,899

North Dakota – 0.3%
Ward County Health Care Facilities RB for Trinity Obligated Group Series 2006 (BBB+)
2,250,000	5.125	07/01/25	1,705,815

Ohio – 1.5%
Buckeye Tobacco Settlement Financing Authority RB for Asset Backed Bonds Senior Turbo Series 2007 A-2 (BBB/Baa3)
480,000	5.125	06/01/24	341,506
4,050,000	6.500	06/01/47	2,427,934
Marysville Ohio RB Wastewater Treatment System Series 2006 (XLCA) (BBB+)
1,670,000	5.250	12/01/24	1,690,892
1,755,000	5.250	12/01/25	1,760,353
1,350,000	5.250	12/01/26	1,343,749
Summit County Port Authority Program Development RB for Twinsburg Township Project Series 2005 D (BBB+)
580,000	5.125	05/15/25	407,450
Toledo-Lucas County Ohio Port Authority Development RB for Northwest Ohio Bond Fund-Preston Series 2006 B (AMT) (BBB-)
130,000	4.800	11/15/35	75,352
Toledo-Lucas County Ohio Port Authority Development RB for Northwest Ohio Bond Fund-Truckloan Series 2005 C (AMT) (BBB-)
415,000	5.125	11/15/25	290,214

			8,337,450

Oklahoma – 0.1%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BBB)
240,000	5.000	12/01/27	173,921
140,000	5.125	12/01/36	95,648

			269,569

Oregon – 0.7%
Deschutes County Hospital Facilities Authority RB Refunding for Cascade Healthcare Series 2008 (A3)
1,500,000	8.250	01/01/38	1,660,995
Klamath Falls Oregon Intercommunity Hospital Authority RB Prerefunded for Merle West Medical Center Series 2002 (BB+)(a)
1,255,000	6.125	09/01/12	1,465,175
Klamath Falls Oregon Intercommunity Hospital Authority RB Unrefunded Balance for Merle West Medical Center Series 2002 (BB+)
745,000	6.125	09/01/22	651,823

			3,777,993

Pennsylvania – 1.0%
Mifflin County School District GO Bonds Series 2007 (MBIA-IBC) (AA-/Baa1)
2,000,000	7.500	09/01/26	2,371,500
Montgomery County Higher Education & Health Authority RB for Catholic Health System East Series 2004 C (A+/A1)(a)
150,000	5.375	11/15/14	174,255
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Amtrak Project Series 2001 A (AMT) (BBB+/A2)
2,000,000	6.250	11/01/31	1,483,100
Pennsylvania Higher Educational Facilities Authority RB for Moravian College Project Series 2001 (Radian) (BBB+)
150,000	5.375	07/01/23	144,990
Pennsylvania Intergovernmental Cooperative Authority Special Tax Refunding for Philadelphia Funding Program Series 1999 (MBIA-RE FGIC) (AA/A1)
1,000,000	5.250	06/15/15	1,002,660
St. Mary Hospital Authority RB Refunding for Catholic Health East Series 2004 B (A1)(a)
225,000	5.375	11/15/14	258,822

			5,435,327

Puerto Rico – 4.6%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BBB-/Baa3)
4,500,000	6.000	07/01/44	3,778,695
2,000,000	6.000	07/01/38	1,711,940
Puerto Rico Commonwealth Aqueduct & Sewer Authority Senior Lien RB Series 2008 A (BBB-/Baa3)(d)(e)
2,000,000	0.000	07/01/24	1,456,460
Puerto Rico Commonwealth GO Bonds for Prerefunded Public Improvement Series 2006 A (AAA/Baa3)(a)
980,000	5.250	07/01/16	1,161,810
Puerto Rico Commonwealth GO Bonds Refunding Subseries 2003 C-7 (MBIA) (AA)
2,000,000	6.000	07/01/27	1,965,000
Puerto Rico Commonwealth GO Bonds Series 2008 A (BBB-/Baa3)
2,500,000	5.375	07/01/33	1,995,575
Puerto Rico Commonwealth Highway & Transportation Authority RB Series 1996 Y (XLCA-ICR) (BBB+)(a)
2,500,000	5.000	07/01/16	2,904,500
Puerto Rico Commonwealth Highway & Transportation Authority RB Subseries 2003 (FGIC) (BBB-/Ba1)
3,000,000	5.250	07/01/18	2,737,980
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Series 2006 B (BBB+/Baa3)
1,250,000	5.000	07/01/25	989,887
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority RB for Ana G Mendez University System Project Series 2006 (BBB-)
425,000	5.000	03/01/36	262,548

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)

Puerto Rico Public Buildings Authority RB Refunding Government Facilities Series 2004 J (AMBAC COMWLTH GTD) (A/Baa1)(b)
$1,130,000	5.000%	07/01/12	$1,106,440
Puerto Rico Public Finance Corp. RB Commonwealth Appropriations Refunding Series 2004 A (LOC – Government Development Bank for Puerto Rico) (BBB-/Ba1)(b)
5,400,000	5.750	02/01/12	5,391,144

			25,461,979

Rhode Island – 0.4%
Rhode Island Housing & Mortgage Finance Corp. RB Series 2007 A-1 (AMT) (FSA) (AAA/Aa3)
2,800,000	4.900	10/01/37	2,305,072

South Carolina – 0.4%
Georgetown County South Carolina Environmental RB for International Paper Co. Project Series 2006 A (AMT) (BBB/Baa3)
2,500,000	5.000	08/01/30	1,335,475
Lancaster County South Carolina School District GO Bonds Series 1999 (FSA) (AAA/Aa1)(a)
1,000,000	5.100	03/01/10	1,052,190

			2,387,665

South Dakota – 0.1%
South Dakota Health & Educational Facilities Authority RB for Avera Health Series 2008 B (A+/A1)
500,000	5.500	07/01/35	418,600
300,000	5.250	07/01/38	238,185

			656,785

Tennessee – 2.1%
Elizabethton Tennessee Health & Educational Facilities Board RB Refunding for Improvement First Mortgage Series 2000 B (ETM) (MBIA) (AA-/Baa1)
2,000,000	6.250	07/01/15	2,173,540
Jackson Tennessee Hospital RB Refunding and Improvement for Jackson-Madison Project Series 2008 (A+/A1)
1,000,000	5.750	04/01/41	927,270
Johnson City Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Health Series 2006 A (BBB+/Baa1)
1,775,000	5.500	07/01/36	1,310,181
Johnson City Health & Educational Facilities Board Hospital RB Refunding for First Mortgage Mountain States Health Series 2000 A (ETM) (MBIA) (AA-/Baa1)
3,000,000	6.250	07/01/16	3,223,410
Knox County Health Educational & Housing Facilities Board RB for University Health Systems, Inc. Series 2007 (BBB+)
2,700,000	5.250	04/01/36	1,998,513
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (FNMA) (AAA)(b)
1,000,000	4.850	06/01/25	927,870

Sullivan County Tennessee Health Educational & Housing Facilities Board Hospital RB for Wellmont Health System Project Series 2006 C (BBB+)
2,100,000	5.250	09/01/36	1,161,468

			11,722,252

Texas – 10.5%
Brazos River Authority PCRB Refunding for TXU Electric Co. Project Series 1999 A (AMT) (CCC/Caa2)
700,000	7.700	04/01/33	349,888
Brazos River Authority PCRB Refunding for TXU Electric Co. Project Series 1999 C (AMT) (CCC/Caa2)
1,200,000	7.700	03/01/32	599,628
Brazos River Authority PCRB Refunding for TXU Electric Co. Project Series 2001 C (AMT) (CCC/Caa2)(b)
1,045,000	5.750	11/01/11	673,607
Brazos River Authority RB Refunding for Reliant Energy, Inc. Project Series 1999 A (BBB-/Ba1)
1,250,000	5.375	04/01/19	1,091,012
Dallas County Utility & Reclamation District GO Bonds Refunding RMKT 06/25/08 Series 2005 B (AMBAC) (A/Baa1)
2,675,000	5.375	02/15/29	2,350,095
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB RMKT 04/04/08 Series 2002 C (MBIA) (AA/A1)
1,000,000	6.250	11/01/28	1,000,270
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB RMKT 04/11/08 Subseries 2003 C-2 (XLCA) (A+/A1)
2,000,000	6.125	11/01/18	2,005,560
Fort Bend County Texas Municipal Utility District No. 30 GO Bonds Series 2004 (FSA) (AAA/Aa3)
2,015,000	5.750	09/01/27	2,084,719
Frisco Texas Independent School District GO Bonds Series 2002 (PSF-GTD) (AAA/Aaa)
1,000,000	5.125	08/15/30	1,010,550
Grand Prairie Texas Independent School District GO Bonds Series 2003 (FSA) (AAA/Aa3)(a)
1,000,000	5.375	02/15/13	1,134,940
Gulf Coast Waste Disposal Authority Texas Waste Disposal RB for Valero Energy Corp. Project Series 2001 (AMT) (BBB/Baa2)
1,000,000	6.650	04/01/32	836,280
Hidalgo County Health Services RB for Mission Hospital, Inc. Project Series 2005 (BBB/Baa2)
700,000	5.000	08/15/19	558,488
Houston Utilities System RB Refunding First Lien Series 2004 A (MBIA) (AA/A1)
1,000,000	5.250	05/15/25	1,004,830
Lower Colorado River Authority RB Refunding Series 2008 (A/A1)
5,000,000	5.750	05/15/37	5,009,850
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Power & Light Center CONV 08/21/07 Series 1996 (MBIA) (AA/A2)(c)
2,500,000	5.200	05/01/30	1,876,375

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Texas – (continued)

Matagorda County Texas Navigation District No. 1 PCRB Refunding for Texas Airport Project RMKT 12/6/06 Series 2005 B (AMT) (AMBAC) (A/Baa1)
$1,000,000	4.550%	05/01/30	$606,160
Matagorda County Texas Navigation District No. 1 RB Refunding for American Electric Power Texas Central Co. Project Series 2008 (BBB/Baa2)(b)
10,000,000	5.125	06/01/11	10,051,000
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-)
150,000	5.500	02/15/25	108,789
235,000	5.625	02/15/35	157,213
Mesquite Texas Independent School District GO Bonds Refunding Series 2002 (PSF-GTD) (AAA)
1,160,000	5.500	08/15/21	1,233,788
Metropolitan Health Facilities Development Corp. RB for Wilson N. Jones Memorial Hospital Project Series 2001 (B+/Ba3)
700,000	6.625	01/01/11	696,108
Mission Economic Development Corp. RB for Waste Management, Inc. Project Series 2008 (BBB)(b)
1,000,000	6.000	08/01/13	979,090
North Texas Tollway Authority RB Refunding for Capital Appreciation System First Tier Series 2008 I (A-/A2)(d)(e)
6,000,000	0.000	01/01/43	3,591,060
North Texas Tollway Authority RB Refunding for System First Tier Series 2008 A (A-/A2)
5,000,000	5.750	01/01/40	4,804,650
Port of Houston Authority GO Bonds Refunding Series 2008 A (AMT) (AAA/Aa1)
3,000,000	6.125	10/01/33	3,001,050
Sam Rayburn Municipal Power Agency RB Refunding Series 2002 (Radian) (BBB+/Baa2)
5,000,000	5.750	10/01/21	4,443,100
Schertz Texas GO Bonds Series 2006 (MBIA) (AA/Baa1)
1,715,000	5.250	02/01/25	1,782,622
1,900,000	5.250	02/01/27	1,952,478
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligation Group Series 2007 (BBB+)
425,000	5.125	05/15/37	276,297
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A/A2)
3,000,000	6.250	12/15/26	2,029,140
Tomball Hospital Authority RB Refunding Series 2005 (Baa3)
650,000	5.000	07/01/20	509,515
250,000	5.000	07/01/23	186,370
Waxahachie Independent School District GO Bonds for Capital Appreciation Unrefunded Balance Series 2000 (PSF-GTD) (Aaa)(d)
80,000	0.000	08/15/13	64,249

			58,058,771

U.S. Virgin Islands – 0.3%
Virgin Islands Public Finance Authority RB for Senior Lien Matching Fund Loan Note Series 2004 A (BBB)
1,750,000	5.250	10/01/16	1,666,193

Utah – 1.1%
Tooele County Utah Hazardous Waste Treatment RB for Union Pacific Project RMKT 4/28/98 Series 1992 A (AMT) (BBB/Baa2)
2,000,000	5.700	11/01/26	1,703,900
Utah Housing Corp. Single Family Mortgage RB Series 2008 B-1 Class I (AMT) (AAA/Aaa)
2,140,000	5.875	07/01/39	2,065,079
Utah Housing Corp. Single Family Mortgage RB Series 2008 B-1 Class II (AMT) (AAA/Aa2)
2,440,000	5.900	07/01/36	2,368,996

			6,137,975

Virginia – 1.1%
Bristol Virginia Utilities System RB Refunding Series 2003 (MBIA) (AA-/Baa1)
1,850,000	5.250	07/15/26	1,877,454
Tobacco Settlement Financing Corp. RB for Capital Appreciation Bonds Subseries 2007 C-1 (BBB)(d)
2,250,000	0.000	06/01/47	41,242
Virginia Housing Development Authority RB Series 2008 E (GO OF AUTH) (AAA/Aaa)
3,000,000	6.250	07/01/31	3,116,970
Washington County Virginia IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
1,000,000	7.750	07/01/38	991,810

			6,027,476

Washington – 2.4%
Skagit County Washington Public Hospital District No. 2 GO Bonds Refunding for Improvement Series 2005 (MBIA) (Baa1)
3,700,000	5.000	12/01/30	3,002,254
Tacoma Washington GO Bonds Series 2004 (MBIA) (AA/A1)
2,000,000	5.000	12/01/30	1,989,400
Tobacco Settlement Authority of Washington RB for Asset Backed Bonds Series 2002 (BBB/Baa3)
3,165,000	6.625	06/01/32	2,225,375
Vancouver Downtown Redevelopment Authority RB for Conference Center Project Series 2003 A (ACA)
3,025,000	6.000	01/01/34	2,308,589
Washington Health Care Facilities Authority Washington RB for MultiCare Health System Series 2008 A (ASSURED GTY) (AAA/Aa2)
250,000	6.000	08/15/39	247,565
Washington Health Care Facilities Authority Washington RB for MultiCare Health System Series 2008 B (ASSURED GTY) (AAA/Aa2)
250,000	6.000	08/15/39	247,565
Washington State GO Bonds for Various Purposes Series 2002 A (AA+/Aa1)
300,000	5.000	07/01/14	325,860
Washington State GO Bonds Series 1992 B & AT-7 (AA+/Aa1)
500,000	6.400	06/01/17	596,315
Washington State Health Care Facilities Authority RB for Group Health Corp. Series 2006 (Radian) (A-)
315,000	5.000	12/01/36	230,952

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Washington – (continued)

Washington State Health Care Facilities Authority RB for Virginia Mason Medical Series 2007 B (ACA) (BBB/Baa2)
$3,000,000	6.000%	08/15/37	$2,282,400

			13,456,275

West Virginia – 0.2%
Monongalia County Building Commission RB for Monongalia General Hospital Series 2005 A (BBB+)
1,000,000	5.250	07/01/25	845,390
595,000	5.250	07/01/35	456,680

			1,302,070

Wisconsin – 1.5%
Badger Tobacco Asset Securitization Corp. RB for Asset Backed Bonds Series 2002 (BBB/Baa3)
1,000,000	6.375	06/01/32	1,111,880
Wisconsin State Health & Educational Facilities Authority RB for Sinai Samaritan Medical Center, Inc. Series 1996 (MBIA) (AA-/Baa1)
5,000,000	5.875	08/15/26	4,256,450
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB)
375,000	5.125	05/15/29	271,256
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB)
100,000	5.000	05/15/36	67,122
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (BBB+/Baa2)
1,750,000	5.250	08/15/24	1,256,220
1,750,000	5.250	08/15/31	1,120,035

			8,082,963

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $583,968,945)			$526,324,578

Other Municipals – 0.4%

Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 C-3 (Baa2)(b)(f)
$2,000,000	5.500%	09/30/15	$1,279,360
Tax Exempt Municipal Infrastructure Improvement Trust Certificates RB Series 2005 Class A (Aa3)(f)
971,000	4.050	05/04/10	985,225

TOTAL OTHER MUNICIPALS
(Cost $2,971,501)			$2,264,585

Short-Term Investment – 0.0%

Texas – 0.0%
Texas Water Development Board VRDN RB Refunding for State Revolving Sub Lien Series 2007 A (A-1+/VMIG1)(c)
$76,000	0.200%	04/01/09	$76,000
(Cost $76,000)

Shares	Rate	Value

Investment Company – 4.4%

JPMorgan Tax Free Money Market Fund – Institutional Shares(c)
23,976,984	0.410%	$23,976,984
(Cost $23,976,984)

TOTAL INVESTMENTS – 100.2%
(Cost $610,993,430)		$552,642,147

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(1,256,314)

NET ASSETS – 100.0%		$551,385,833

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Prerefunded security. Maturity date disclosed is prerefunding date.

(b)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2009.

(c)	Variable rate security. Except for floating rate notes, maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2009.

(d)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Security is issued with zero coupon until the next reset date.

(f)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,264,585, which represents approximately 0.4% of net assets as of March 31, 2009.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service/Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
ASSURED GTY	—	Insured by Assured Guaranty Ltd.
BHAC-CR	—	Insured by Berkshire Hathaway Assurance Corp. – Insured Custodial Receipts
CAL MTG INS	—	Insured by California Mortgage Insurance
COMWLTH GTD	—	Commonwealth Guaranteed
CONV	—	Converted
COPS	—	Certificates of Participation
CRA	—	Community Reinvestment Act
ETM	—	Escrowed to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHA	—	Insured by Federal Housing Administration
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GANS	—	Grant Anticipation Notes
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
GO OF AUTH	—	General Obligation of Authority
GO OF INSTN	—	General Obligation of Institution
IDA	—	Industrial Development Authority
LOC	—	Letter of Credit
MBIA	—	Insured by MBIA Insurance Corp.
MBIA-IBC	—	Insured by MBIA Insurance Corp. – Insured Bonds Certificates
MBIA-RE FGIC	—	MBIA Insurance Corp. Re-insures Financial Guaranty Insurance Co.
PCRB	—	Pollution Control Revenue Bond
PSF-GTD	—	Guaranteed by Permanent School Fund
Radian	—	Insured by Radian Asset Assurance
Radian-IBC	—	Insured by Radian Asset Assurance – International Bancshares Corp.
RB	—	Revenue Bond
RMKT	—	Remarketed
VRDN	—	Variable Rate Demand Notes
XLCA	—	Insured by XL Capital Assurance, Inc.
XLCA-ICR	—	Insured by XL Capital Assurance, Inc. – Insured Custodial Receipts

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – 91.0%

Alabama – 2.0%
Alabama Agricultural & Mechanical University RB Series 1998 (MBIA) (AA-/Baa1)
$1,000,000	4.550%	11/01/09	$1,010,170
Alexander City Alabama Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+)
1,585,000	5.000	12/01/11	1,495,558
Birmingham Waterworks & Sewer Board RB Series 2002 B (MBIA) (AAA)(a)
5,000,000	5.000	01/01/13	5,586,350
Health Care Authority RB for Baptist Health Series 2006 D (GO OF AUTH) (BBB+/A3)
600,000	5.000	11/15/09	610,590
Jefferson County Alabama Limited Obligation School Warrants RB Series 2004 A (BBB/B3)
3,500,000	5.250	01/01/11	2,679,985

			11,382,653

Alaska – 0.2%
Northern Tobacco Securitization Corp. RB for Asset Backed Bonds Series 2006 A (BBB+/Baa3)
1,065,000	4.625	06/01/23	873,130

Arizona – 2.1%
Arizona Health Facilities Authority RB for Banner Health Series 2007 B (AA-)(b)
2,150,000	1.772	01/01/37	950,601
Arizona Health Facilities Authority RB for Phoenix Children’s Hospital Series 2007 A(c)
2,500,000	1.570	02/02/15	1,924,900
Goodyear McDowell Road Commercial Corridor Improvement District Special Assessment Improvement Series 2007 A (AMBAC) (A/A3)
1,000,000	5.250	01/01/10	1,027,480
1,160,000	5.250	01/01/11	1,210,634
1,225,000	5.250	01/01/12	1,296,699
Maricopa County Community College District GO Bonds Series 2009 C (AAA/Aaa)(d)
5,000,000	3.000	07/01/13	5,212,800
Pinal County Arizona IDA RB for Correctional Facilities Contract Florence West Prison Project Series 2006 A (ACA) (BBB)
750,000	4.500	10/01/09	753,383

			12,376,497

Arkansas – 1.2%
Arkansas State GO Federal Highway Series 2001 A (AA/Aa2)
5,000,000	5.250	08/01/12	5,248,850
Springdale Arkansas Sales & Use Tax RB Series 2004 (MBIA)
755,000	4.000	07/01/16	766,099
Washington County Hospital RB Refunding for Regional Medical Center Series 2005 B (BBB/Baa1)
1,000,000	5.000	02/01/11	996,830

			7,011,779

California – 8.3%
Adelanto Public Financing Authority RB Refunding Series 2006
1,460,000	4.050	09/15/11	1,407,206
California Health Facilities Financing Authority RB for Catholic Healthcare West Unrefunded Balance Series 2004 H (A/A2)(c)
3,785,000	4.450	07/01/11	3,804,039
California Infrastructure & Economic Development Bank Variable RB for J Paul Getty-A-RMKT 08/02/06 Series 2003 B (AAA/Aaa)(c)
4,650,000	3.900	12/01/11	4,922,490
California Pollution Control Financing Authority PCRB Refunding for U.S.A. Waste Services, Inc. Project Series 1998 B (BBB)(c)
1,200,000	4.000	06/01/10	1,147,416
California State Economic Recovery GO Bonds Series 2004 A (A+/A2)
1,145,000	5.250	07/01/14	1,247,054
California State Economic Recovery GO Bonds Series 2008 B (A+/A2)(c)
5,925,000	5.000	07/01/11	6,234,166
California State GO Bonds Refunding Series 2002 (A/A2)
2,000,000	5.000	02/01/12	2,137,880
California State GO Bonds Series 2004 (A/A2)
2,000,000	4.125	04/01/13	2,074,940
California State GO Bonds Series 2006 (A/A2)
2,500,000	5.000	03/01/14	2,657,350
Coachella Valley California Water District Improvement Bond Act of 1913/1915 Limited Obligation Improvement Assessment District 70 Series 2006
100,000	4.100	09/02/09	100,602
100,000	4.350	09/02/11	97,980
Del Mar Race Track Authority RB Series 2005 (BBB-)
600,000	5.000	08/15/09	599,538
Foothill-De Anza Community College District GO Bonds Series 2007 A (AMBAC) (AA/Aa1)
2,070,000	4.000	08/01/11	2,179,151
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2003 B (ETM) (AAA/Aaa)
2,000,000	5.000	06/01/10	2,093,280
Golden State Tobacco Securitization Corp. RB for Asset Backed Bonds Series 2007 A-1 (BBB/Baa3)
1,045,000	4.500	06/01/27	767,981
Golden State Tobacco Securitization Corp. RB for Enhanced Asset Backed Bonds Series 2005 A (AMBAC) (A-/A3)
500,000	5.000	06/01/11	509,705
1,150,000	5.000	06/01/12	1,176,220
Kings River Conservation District COPS for Peaking Project Series 2004 (Baa1)
300,000	5.000	05/01/11	306,576
300,000	5.000	05/01/12	307,200
Los Angeles Unified School District GO Bonds Series 2003 A (MBIA) (AA-/Aa3)
2,000,000	5.000	07/01/13	2,180,700

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
California – (continued)

Richmond Joint Powers Financing Authority RB Refunding for Lease Civic Center Project Series 2007 (AMBAC) (A/Baa1)(c)
$1,475,000	4.125%	11/25/09	$1,473,569
Sacramento County Sanitation District Financing Authority Variable RB Refunding for Sacramento County Regional Series 2007 B (MBIA-RE FGIC) (AA/Aa3)(b)
1,650,000	1.375	12/01/35	836,946
San Luis & Delta-Mendota Water Authority RB for DHCCP Development Projects Series 2009 A (A+)
3,000,000	4.500	03/01/14	3,016,950
Tobacco Securitization Authority of Southern California Tobacco Settlement RB for Asset Backed Bonds Senior Series 2002 A (AAA/Aaa)(a)
4,590,000	5.250	06/01/12	5,154,203
Vernon Natural Gas Financing Authority RB for Vernon Gas Project Subseries 2006 A-3 (MBIA) (AA-/A3)(c)
1,890,000	5.000	08/03/09	1,882,270

			48,315,412

Colorado – 0.7%
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB)
500,000	4.500	12/01/09	497,085
500,000	5.000	12/01/10	495,655
Colorado Health Facilities Authority RB for Evangelical Lutheran Series 2005 (A-/A3)
275,000	5.000	06/01/09	276,460
E-470 Public Highway Authority RB Series 2007 B-2 (MBIA) (AA/Baa1)(c)
3,000,000	5.000	09/02/11	3,001,890

			4,271,090

Connecticut – 0.2%
Connecticut State Health & Educational Facilities Authority RB for Ascension Health Series 1999 B (AA/Aa1)(c)
1,000,000	3.500	02/01/12	983,450

Delaware – 0.1%
Delaware State Health Facilities Authority RB for Beebe Medical Center Project Series 2005 A (BBB+/Baa1)
605,000	5.000	06/01/09	604,976

Florida – 5.7%
Broward County Florida Resource Recovery RB Refunding for Wheelabrator Series 2001 A (AA/A3)
4,000,000	5.375	12/01/10	3,996,880
Broward County School Board COPS Series 2002 B (FSA) (AAA/Aa3)(a)
4,105,000	5.375	07/01/11	4,487,175
Capital Trust Agency RB for Seminole Tribe Convention Series 2003 A (AAA)(a)(e)
5,000,000	8.950	10/01/12	6,171,450
Florida Hurricane Catastrophe RB Series 2008 A (AA-/Aa3)
3,000,000	5.000	07/01/13	3,085,170
Florida State Board of Education GO Bonds Series 2002 B (AAA/Aa1)
1,505,000	5.375	01/01/11	1,609,056

Halifax Hospital Medical Center Hospital RB for Refunding & Improvement Series 2006 A (A-)
1,255,000	5.000	06/01/13	1,229,574
855,000	5.000	06/01/14	824,801
Highlands County Florida Health Facilities Authority RB for Adventist Health/Sunbelt Hospital Series 2002 (A+/A1)(c)
2,450,000	3.950	09/01/12	2,434,491
Highlands County Health Facilities Authority RB Refunded for Adventist Health Series 2005 B (A+/A1)
440,000	5.000	11/15/09	446,543
JEA Florida Electric Systems RB Refunding Series 2009 3A (AA-/Aa2)
2,275,000	5.000	10/01/13	2,477,953
JEA Florida Electric Systems RB Refunding Subseries 2009 B (A+/Aa3)
2,000,000	5.000	10/01/11	2,129,180
JEA Florida Electric Systems RB Refunding Subseries 2009 C (ASSURED GTY) (AAA/Aa2)(d)
2,000,000	5.000	10/01/14	2,146,800
Meadow Pointe II Community Development District RB Refunding for Capital Improvement Series 2004 A (Baa3)
300,000	3.000	05/01/09	298,896
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 B
160,000	5.000	05/01/09	159,598
Miami-Dade County RB Refunding for Water and Sewer System Series 2008 B (FSA) (AAA/Aa3)
1,500,000	5.000	10/01/13	1,617,405
Tampa Palms Open Space & Transportation Community Development District Revenue for Special Assessment Refunding Capital Improvement Area 7 Project Series 2004 (MBIA) (AA-/Baa1)
105,000	3.125	05/01/09	105,121

			33,220,093

Georgia – 4.6%
Albany-Dougherty County Hospital Authority RB for Regional Linked Stars and Cars Series 1993 (AMBAC) (AA-/Aa3)
4,000,000	5.700	09/01/13	4,000,480
Banks County Georgia GO Bonds Series 2006 (AMBAC) (Baa1)
1,000,000	5.000	12/01/09	1,022,580
Burke County Development Authority Power PCRB for Georgia Power Company Plant Vogtle Project Fifth Series 1995 (A/A2)(c)
1,500,000	4.375	04/01/10	1,520,940
Cherokee County Georgia GO Bonds Series 2009 (AA+/Aa2)
1,200,000	3.000	04/01/11	1,243,644
Columbia County Georgia GO Bonds for Sales Tax Series 2009 (AA+/Aa2)
1,265,000	4.000	04/01/12	1,353,044
Dekalb County Development Authority RB for Dekalb Senior Center Project Series 2004
2,970,000	4.850	06/01/09	2,962,100

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Georgia – (continued)

Fulton Dekalb Georgia Hospital Authority RB Refunding Certificates Series 2003 (FSA) (AAA/Aa3)
$1,705,000	5.000%	01/01/11	$1,803,685
Georgia State GO Bonds Refunding Series 2005 B (AAA/Aaa)
3,425,000	5.000	07/01/12	3,827,403
Monroe County Development Authority PCRB for Georgia Power Company Scherer First Series 1995 (A/A2)(c)
2,000,000	4.500	04/01/11	2,046,740
Municipal Electric Authority of Georgia RB for Combustion Turbine Project Series 2002 A (MBIA) (AA-/A1)
5,000,000	5.250	11/01/13	5,426,600
Polk School District GO Bonds Capital Appreciation Series 2008 (AA+/Aa1)(f)
1,355,000	0.000	04/01/12	1,278,131

			26,485,347

Guam – 0.2%
Guam Education Financing Foundation COPS Public School Facilities Project Series 2006 A (A-)
1,030,000	5.000	10/01/12	1,033,924

Idaho – 0.1%
Madison County Idaho Hospital COPS Refunding Series 2006 (BBB-)
250,000	4.375	09/01/10	245,260
425,000	5.000	09/01/11	416,126

			661,386

Illinois – 2.1%
Chicago Illinois GO Bonds for Lakefront Millennium Parking Facility Series 1999 (MBIA) (AA)(a)
5,000,000	5.750	01/01/12	5,691,400
Chicago Illinois Park District Harbour Facilities RB for Airport and Marina Improvement Series 2000 (XLCA-ICR) (A2)(a)
1,610,000	5.650	01/01/11	1,738,832
Chicago Illinois Tax Allocation Junior Lien for Near South Redevelopment Project Series 2001 A (ACA)
300,000	5.000	11/15/11	280,434
1,070,000	6.250	11/15/13	995,657
Illinois Health Facilities Authority RB for Delnor Hospital RMKT 06/04/08 Series 2003 A (FSA) (AAA/Aa3)
1,875,000	5.000	05/15/11	1,977,356
Illinois Municipal Electric Agency RB Refunding Series 2007 C (MBIA-RE FGIC) (AA-/A1)
1,200,000	5.000	02/01/11	1,265,592

			11,949,271

Indiana – 3.1%
Anderson Indiana RB Refunding for Improvement Anderson University Project Series 2007 (BBB-)
605,000	4.500	10/01/10	580,764
Anderson School Building Corp. RB for First Mortgage Bonds Series 2003 (AMBAC) (AA+/Baa1)(a)
1,750,000	5.000	07/15/13	1,987,545

Duneland School Building Corp. RB Refunding for First Mortgage Bonds Series 2009 (AA+)
1,070,000	4.000	02/01/13	1,128,614
Indiana Bond Bank RB for State Revenue Funding Program Series 2004 B (AAA)
4,000,000	5.000	02/01/13	4,443,080
Indiana Health & Educational Facilities Financing Authority Hospital RB Refunding for Clarian Health Obligation Group Series 2006 B (A+/A2)
1,000,000	5.000	02/15/10	1,023,360
Indiana Transportation Finance Authority Highway RB Series 2000 (MBIA-IBC) (AA+)(a)
3,600,000	5.500	12/01/10	3,875,472
Jasper County PCRB Refunding for Northern-B-RMKT 08/25/08 Series 1994 (MBIA) (AA/Baa1)
2,500,000	5.200	06/01/13	2,500,750
Rockport Indiana PCRB Refunding for Michigan Power Company Project Series 2009 B (BBB/Baa2)(c)
2,500,000	6.250	06/02/14	2,497,875

			18,037,460

Iowa – 0.2%
Iowa Finance Authority Health Facilities RB Refunding for Development Care Initiatives Project Series 2006 A (BB+)
1,285,000	5.000	07/01/09	1,280,323

Kansas – 1.4%
Burlington Kansas Environmental RB Refunding for Kansas City Power & Light-A1-RMKT 04/08/08 Series 2007 (FGIC) (A/A3)(c)
2,000,000	5.125	04/01/11	2,085,620
Kansas State Development Finance Authority Health Facilities RB for Hays Medical Center, Inc. Series 2005 L (A2)
500,000	5.250	11/15/10	510,850
Kansas State Development Finance Authority RB for Public Water Supply Revolving Loan Fund Series 2004 (AAA/Aaa)
4,455,000	5.000	04/01/13	5,013,078
Lawrence Kansas Hospital RB for Lawrence Memorial Hospital Series 2006 (A3)
350,000	5.000	07/01/10	354,697

			7,964,245

Kentucky – 0.2%
Western Kentucky University RB for General Recipients Series 2009 (ASSURED GTY) (AAA/Aa2)(d)
1,080,000	3.000	09/01/13	1,096,524

Louisiana – 2.5%
Livingston Parish Louisiana RB Certificates of Indebtedness Series 2005
2,500,000	4.750	05/01/15	2,266,950
Louisiana Public Facilities Authority RB for Archdiocese of New Orleans Project Series 2007 (CIFG) (Baa2)
440,000	5.000	07/01/10	441,967
350,000	5.000	07/01/12	349,454
Louisiana Public Facilities Authority RB for Cleco Power LLC Project Series 2008 (BBB/Baa1)(c)
600,000	7.000	12/01/11	609,780

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Louisiana – (continued)

Louisiana Public Facilities Authority RB for Hurricane Recover Program Series 2007 (AMBAC) (A/A2)
$2,030,000	4.000%	06/01/12	$2,082,069
Louisiana State Citizens Property Insurance Corp. RB Series 2006 B (AMBAC) (A/Baa1)
5,000,000	5.000	06/01/09	5,004,200
Louisiana State GO Bonds Series 2000 A (FGIC) (AAA/A1)(a)
3,000,000	5.250	11/15/10	3,213,990
Morehouse Parish PCRB Refunding for International Paper Co. Project Series 2001 A (BBB/Baa3)
800,000	5.250	11/15/13	699,560

			14,667,970

Maryland – 4.2%
Anne Arundel County Maryland RB Series 2002 (AAA)(a)
3,270,000	5.250	03/01/12	3,645,723
Baltimore County Maryland GO Bonds Refunding for Pension Funds Series 2009 (AAA/Aaa)(d)
3,575,000	5.000	08/01/13	4,065,133
Maryland State GO Bonds for State and Local Facilities Loan-Second Series 2008 (AAA/Aaa)
5,000,000	5.000	07/15/12	5,594,350
Maryland State GO Bonds Refunding Series 2004 (AAA/Aaa)
5,225,000	5.000	02/01/12	5,767,616
Maryland State Health & Higher Educational Facilities Authority RB Refunding for Mercy Ridge Series 2007 (A-)
200,000	4.000	07/01/09	199,766
Montgomery County GO Bonds for Construction Public Improvement Series 2001 (AAA/Aaa)(a)
5,000,000	4.750	02/01/11	5,396,350

			24,668,938

Massachusetts – 0.8%
Massachusetts State Health & Educational Facilities Authority RB for Emerson Hospital Series 2005 E (Radian) (BBB+)
445,000	5.000	08/15/10	457,963
780,000	5.000	08/15/11	749,385
465,000	5.000	08/15/12	436,565
Massachusetts State Health & Educational Facilities Authority RB for Harvard Pilgrim Health Series 1998 A (FSA) (AAA/Aa3)
2,000,000	5.250	07/01/09	2,010,300
Massachusetts State Health & Educational Facilities Authority RB for Milford Regional Medical Center Series 2007 E (BBB-/Baa3)
350,000	5.000	07/15/09	349,150
500,000	5.000	07/15/10	494,110
285,000	5.000	07/15/11	278,325

			4,775,798

Michigan – 2.4%
Michigan State Building Authority RB Refunding for Facilities Program Series 2002 III (ETM) (A+/A1)
3,595,000	5.000	10/15/10	3,810,412

Michigan State Hospital Finance Authority RB Refunding for Botsford Hospital Obligations Series 1998 A (MBIA) (AA/Baa1)
2,510,000	4.850	02/15/10	2,498,102
Michigan State Hospital Finance Authority RB Refunding for Henry Ford Health System Series 2006 A (A/A1)
500,000	5.000	11/15/10	506,320
Monroe County Hospital Finance Authority Hospital RB Refunding for Mercy Memorial Hospital Corporate Obligations Series 2006 A (BB/Baa3)
250,000	5.000	06/01/09	249,448
845,000	5.000	06/01/10	830,694
980,000	5.000	06/01/12	924,385
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (A/A1)
2,000,000	6.250	09/01/14	2,078,740
Wyandotte Electric RB Refunding Series 2009 A (Assured Guaranty Ltd.) (AAA/Aa2)
3,235,000	4.000	10/01/12	3,345,896

			14,243,997

Minnesota – 0.7%
Minnesota State GO Bonds Series 2008 C (AAA/Aa1)
3,850,000	5.000	08/01/12	4,309,729

Mississippi – 0.4%
Jackson State University Educational Building Corp. RB for Campus Facilities Project Series 2008 (Aa3)(c)
2,435,000	5.000	03/01/11	2,547,862

Missouri – 1.1%
Missouri State Development Financial Board Infrastructure Facilities Tax Allocation Independence-Centerpoint Project Series 2007 E (A+)
225,000	5.000	04/01/11	237,091
Missouri State Environmental Improvement & Energy Resources Authority RB Refunding for State Revolving Fund Program Series 2001 B (AAA/Aaa)
1,600,000	5.250	07/01/09	1,618,416
Missouri State Highways & Transit Commission First Lien RB Series 2006 A (AAA/Aa1)
4,000,000	5.000	05/01/12	4,436,080

			6,291,587

Montana – 0.2%
Forsyth Montana PCRB Refunding Portland General Series 1998 A RMKT 05/01/03 (A/Baa1)(c)
1,000,000	5.200	05/01/09	999,140

Nebraska – 0.7%
Omaha Nebraska GO Bonds Refunding Series 2008 (AAA/Aa1)
3,840,000	4.000	06/01/12	4,118,016

Nevada – 1.9%
Clark County GO Bonds Series 2000 (MBIA) (AA+)(a)
1,030,000	5.500	07/01/10	1,093,139

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Nevada – (continued)

Henderson Nevada Local Improvement Special Assessment Refunding for District No. T-14 Senior Limited Obligation Series 2007 A (FSA) (AAA/Aa3)
$1,325,000	4.250%	03/01/10	$1,366,777
1,435,000	4.250	03/01/11	1,438,085
Las Vegas Valley Water District GO Bonds Refunding Series 2008 B (AA+/Aa1)
5,000,000	5.000	06/01/13	5,388,250
North Las Vegas Nevada Local Improvement Special Assessment Refunding for Sub-Special Improvement District No. 60-B Series 2006
290,000	4.350	12/01/09	284,513
580,000	4.600	12/01/11	538,333
630,000	4.700	12/01/12	569,136
560,000	4.800	12/01/14	476,655

			11,154,888

New Hampshire – 0.3%
New Hampshire Health & Education Facilities Authority Hospital RB for Catholic Medical Center Series 2006 (BBB+/Baa1)
215,000	5.000	07/01/09	214,862
355,000	5.000	07/01/11	349,803
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB-/Baa3)
355,000	5.000	06/01/10	349,221
375,000	5.250	06/01/11	364,777
395,000	5.250	06/01/12	378,130

			1,656,793

New Jersey – 4.8%
Bayonne Redevelopment Agency RB Series 2007 A
1,000,000	5.000	04/11/09	1,000,520
Gloucester County Improvement Authority RB Refunding for Solid Waste Management, Inc. Project Series 1999 A (BBB)(c)
500,000	6.850	12/01/09	506,905
New Jersey Health Care Facilities Financing Authority Department of Human Services RB for Greystone Park Psychiatric Hospital Series 2005 (AA-/A1)
2,000,000	5.000	09/15/10	2,043,160
New Jersey Health Care Facilities Financing Authority RB Refunding for St. Barnabas Series 1998 B (MBIA) (AA-/Baa1)
230,000	4.350	07/01/09	230,978
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2001 C (FSA) (AAA/Aa3)
5,285,000	5.750	12/15/12	5,880,302
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2002 (AAA/Aaa)(a)
8,595,000	5.750	06/01/12	9,316,035
Tobacco Settlement Financing Corp. RB Series 2003 (AAA/Aaa)(a)
1,750,000	6.750	06/01/13	2,095,730
Tobacco Settlement Financing Corp. RB Series 2007 1A (BBB/Baa3)
3,005,000	4.500	06/01/23	2,202,905

Union County New Jersey GO Bonds Refunding for General Improvement Series 2009 (AAA/Aa1)
4,195,000	4.000	03/01/14	4,540,542

			27,817,077

New York – 4.3%
Metropolitan Transportation Authority Dedicated Tax Fund RB Series 2004 A (MBIA) (AA/A1)
600,000	5.000	11/15/10	634,596
Monroe County Industrial Development Agency Civic Facilities RB for Highland Hospital Project Series 2005 (BBB+/A2)
1,480,000	5.000	08/01/13	1,462,358
Monroe County Industrial Development Agency Civic Facilities RB Refunding for Highland Hospital of Rochester Series 2005 (BBB+/A2)
1,000,000	5.000	08/01/12	998,110
New York City GO Bonds Series 2009 H-1 (AA/Aa3)
2,500,000	4.000	03/01/13	2,590,625
New York City Health & Hospital Corp. RB Refunding for Health System Series 2003 A (AMBAC) (A+/A1)
500,000	5.000	02/15/11	528,660
New York City Industrial Development Agency RB Refunding for Polytechnic University Project Series 2007 (ACA) (BB+)
1,630,000	5.000	11/01/11	1,619,454
New York City Trust for Cultural Resources RB for Juilliard School Series 2009 B (AA/Aa2)(c)
1,500,000	2.750	07/01/12	1,504,140
New York GO Bonds Refunding Series 2002 C (AA/Aa3)
2,000,000	5.250	08/01/10	2,098,180
New York State Dormitory Authority RB for New York University Hospitals Center Series 2007 A (BB+/Ba2)
1,000,000	5.000	07/01/09	995,050
1,000,000	5.000	07/01/11	953,650
New York State Urban Development Corp. RB for State Personal Income Tax Series 2009 B-1 (AAA)
1,300,000	3.000	03/15/11	1,336,569
1,060,000	5.000	03/15/13	1,169,996
Tobacco Settlement Financing Corp. RB Series 2003 B-1 (AA-/A1)
1,000,000	5.000	06/01/10	1,022,620
Triborough Bridge & Tunnel Authority RB for General Purposes Series 2008 (GO OF AUTH) (AA-/Aa2)
2,250,000	5.000	11/15/11	2,446,448
Triborough Bridge & Tunnel Authority RB Pre-refunded Series 2001 A (FGIC-TCRS) (AAA/Aa2)(a)
5,000,000	5.000	01/01/12	5,515,650

			24,876,106

North Carolina – 1.5%
Albemarle Hospital Authority RB Refunding Series 2007
250,000	4.250	10/01/09	247,695
270,000	5.000	10/01/10	265,367
North Carolina Eastern Municipal Power Agency Paver System RB Refunding Series 2008 A (BBB+/Baa1)
1,000,000	5.000	01/01/14	1,026,230

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
North Carolina – (continued)

North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 1998 A (MBIA) (AA-/A2)
$1,000,000	5.500%	01/01/14	$1,116,770
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 2008 C (A-/A2)
5,395,000	5.250	01/01/13	5,786,029

			8,442,091

Ohio – 0.6%
Buckeye Tobacco Settlement Financing Authority RB for Asset Backed Bonds Senior Turbo Series 2007 A-2 (BBB/Baa3)
1,925,000	5.125	06/01/24	1,369,580
290,000	5.375	06/01/24	212,425
Cleveland City RB for Sub Lien-Police & Fire Pension Series 2008 (AA)
2,000,000	5.000	05/15/12	2,195,000

			3,777,005

Oklahoma – 0.7%
Oklahoma County Finance Authority Educational Facilities Lease RB for Western Heights Public Schools Project Series 2006 (ASSURED GTY) (AAA)
1,390,000	5.000	09/01/10	1,464,073
Oklahoma Development Finance Authority Hospital RB for Great Plains Regional Medical Center Project Series 2007 (BBB)
700,000	4.250	12/01/09	690,928
730,000	4.375	12/01/10	706,217
Oklahoma Development Finance Authority RB for Master Oklahoma State System Higher Education Series 2008 A (AA/A1)
1,340,000	5.000	06/01/13	1,457,183

			4,318,401

Oregon – 0.5%
Klamath Falls Oregon Intercommunity Hospital Authority RB Pre-refunding for Merle West Medical Center Project Series 2002 (BB+)(a)
550,000	5.800	09/01/12	636,168
520,000	5.900	09/01/12	603,200
Klamath Falls Oregon Intercommunity Hospital Authority RB Refunding for Merle West Medical Center Project Series 2002 (BB+)
400,000	5.500	09/01/11	394,056
550,000	5.600	09/01/12	536,344
Klamath Falls Oregon Intercommunity Hospital Authority RB Unrefunded Balance for Merle West Medical Center Project Series 2002 (BB+)
325,000	5.800	09/01/14	308,776
175,000	5.900	09/01/15	163,721

			2,642,265

Pennsylvania – 4.5%
Allegheny County Hospital Development Authority RB for University of Pittsburgh Medical Center Series 2003 B (AA-/Aa3)
3,000,000	5.000	06/15/10	3,085,860
Allegheny County Redevelopment Authority for Tax Increment Refunding Waterfront Project Series 2007 A (A-)
1,255,000	5.000	12/15/10	1,317,800
1,300,000	4.250	12/15/12	1,394,640
Boyertown Area School District GO Bonds Series 2009 (ASSURED GTY) (AAA)
600,000	4.000	02/01/11	622,734
Carbon County Hospital Authority RB Refunding for Gnaden Huetten Memorial Hospital Series 2000 (AMBAC) (A/Baa1)
1,000,000	5.400	11/15/14	988,370
Montgomery County Higher Education & Health Authority Hospital RB for Abington Memorial Hospital Series 1998 A (AMBAC) (A/Baa1)
3,480,000	4.900	06/01/11	3,484,489
3,370,000	5.000	06/01/12	3,374,078
North Penn School District GO Bonds Series 2009 (ASSURED GTY) (Aa2)(d)
1,830,000	4.000	09/01/10	1,895,441
4,185,000	5.000	09/01/11	4,444,512
Pennsylvania Higher Educational Facilities Authority RB for Widener University Series 2003 (BBB+)
1,000,000	5.000	07/15/09	1,005,960
Pennsylvania State Higher Educational Facilities Authority State System RB Series 2006 AE (MBIA) (AA-/Aa3)
2,340,000	5.000	06/15/12	2,596,464
University of Pittsburgh RB for University Capital Project RMKT 12/17/08 Series 2005 A (GO OF UNIV) (AA/Aa2)(c)
2,000,000	5.500	09/15/13	2,194,560

			26,404,908

Puerto Rico – 4.1%
Puerto Rico Commonwealth Government Development Bank RB Senior Notes Series 2006 B (BBB/Baa3)
5,000,000	5.000	12/01/09	5,050,000
Puerto Rico Highway & Transportation Authority RB Refunding Series 2003 H (AMBAC) (A/Baa1)(c)
250,000	5.000	07/01/10	246,367
Puerto Rico Public Buildings Authority RB Refunding Government Facilities Series 2004 J (AMBAC COMWLTH GTD) (A/Baa1)(c)
3,240,000	5.000	07/01/12	3,172,446
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriation Series 2004 A (LOC – Government Development Bank for Puerto Rico) (AMBAC) (A/Baa1)(c)
1,405,000	5.250	02/01/12	1,384,628
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriation Series 2004 A (LOC – Government Development Bank for Puerto Rico) (FGIC) (BBB-/Ba1)(c)
10,000,000	5.250	02/01/12	9,855,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)

Puerto Rico Public Financial Corp. RB for Commonwealth Appropriation Series 2004 A (LOC – Government Development Bank of Puerto) (MBIA) (AA-/Baa1)(c)
$4,270,000	5.250%	02/01/12	$4,208,085

			23,916,526

Rhode Island – 1.1%
Rhode Island Health & Educational Building Corp. RB for Higher Educational Facilities Rhode Island University Series 2000 B (AMBAC) (A+/Baa1)(a)
5,000,000	5.700	09/15/10	5,401,900
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2002 A (BBB/Baa3)
1,305,000	6.000	06/01/23	1,155,486

			6,557,386

South Carolina – 2.1%
Greenville County Tourism Public Facilities Corp. COPS for Greenville Hospitality Tax Series 2008 (MBIA) (AA-/A2)
1,075,000	4.000	04/01/11	1,134,146
Lexington One School Facilities Corp. Installment Purchase RB for Lexington County School District No. 1 Series 2006 (A1)
500,000	5.000	12/01/10	529,530
South Carolina Jobs-Economic Development Authority RB Refunding for Improvement of Palmetto Series 2003 C (ACA) (Baa1)
3,195,000	5.500	08/01/09	3,220,209
Tobacco Settlement Revenue Management Authority RB Series 2001 B (BBB/Baa3)
3,355,000	6.000	05/15/11	3,513,591
Tobacco Settlement Revenue Management Authority RB Series 2003 (BBB/Baa3)
3,800,000	5.000	06/01/18	3,623,870

			12,021,346

Tennessee – 3.8%
Johnson City Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Health Series 2006 A (BBB+/Baa1)
670,000	4.500	07/01/09	669,209
665,000	4.500	07/01/10	659,567
Knox County GO Bonds Refunding Series 2003 (AA+/Aa2)
4,500,000	5.000	04/01/13	4,912,425
Memphis Tennessee GO Bonds Refunding for General Improvement Series 2005 (MBIA) (AA/A1)
4,430,000	5.000	10/01/11	4,836,763
Metropolitan Government Nashville & Davidson County GO Bonds for Metropolitan Government Nashville & Davidson County Improvement Series 2001 A (FGIC) (AA/Aa2)(a)
5,000,000	5.500	10/15/11	5,546,800
Sevier County Public Building Authority RB for Public Improvement Series 2009 VII-D-1 (AA)
5,000,000	4.000	06/01/12	5,276,400

			21,901,164

Texas – 8.5%
Austin Texas Convention Enterprises, Inc. Convention Center RB Refunding First Tier Series 2006 A (XLCA) (BB+/Baa3)
300,000	5.250	01/01/10	300,888
Bell County GO Bonds Limited Tax Notes Series 2008 (AA/Aa3)
500,000	4.000	02/15/11	524,145
500,000	4.000	02/15/12	532,035
Cypress-Fairbanks Independent School District GO Bonds Refunding for Capital Appreciation Series 1993 A (PSF-GTD) (AAA/Aaa)(f)
7,500,000	0.000	02/15/12	7,104,225
Dallas County Texas Utility & Reclamation District GO Bonds Refunding RMKT 06/25/08 Series 2005 A (AMBAC) (A/Baa1)
960,000	4.000	02/15/10	964,598
835,000	4.000	02/15/11	855,992
Harris County RB Refunding for Tax and Sub Lien Series 2004 B (FSA) (AAA/Aa1)(c)
5,500,000	5.000	08/15/12	5,998,850
Lower Colorado River Authority RB Refunding Series 2008 (A/A1)
2,450,000	5.500	05/15/14	2,704,188
Lubbock GO Certificates for Texas Waterworks System Series 2008 (FSA) (AAA/Aa3)
1,500,000	5.000	02/15/12	1,644,525
Matagorda County Texas Navigation District No. 1 RB Refunding for American Electric Power Texas Central Co. Project Series 2008 (BBB/Baa2)(c)
5,000,000	5.125	06/01/11	5,025,500
Mesquite Texas Health Facility Development Corp. RB for Christian Care Retirement Facility Series 2005 (BBB-)
610,000	5.000	02/15/10	598,270
Midland Texas Certificates of Obligation GO Bonds Series 2007 (MBIA) (AA+/Aa2)
1,155,000	4.000	03/01/13	1,240,574
1,255,000	4.000	03/01/14	1,346,878
North Texas Tollway Authority RB Refunding System First Tier Series 2008 E-2 (A-/A2)(c)
4,000,000	5.250	01/01/12	4,116,960
North Texas Tollway Authority RB Refunding System First Tier Series 2008 H (A-/A2)(c)
4,000,000	5.000	01/01/13	4,062,440
North Texas Tollway Authority RB Refunding System First Tier Series L-1 2008 (A-/A2)(c)
2,500,000	5.500	01/01/11	2,571,775
Tarrant County GO Bonds Limited Tax Series 2008 (AAA/Aaa)
3,110,000	5.000	07/15/13	3,506,090
Texas State GO Bonds Refunding for Public Finance Authority Series 2008 A (AA/Aa1)
3,750,000	5.000	10/01/11	4,090,425

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
Texas – (continued)

Texas Transportation Commission RB Refunding for Central Texas Turnpike System First Tier Series 2009 (BBB+/Baa1)(c)
$2,000,000	5.000%	02/15/11	$2,006,240

			49,194,598

U.S. Virgin Islands – 0.4%
Virgin Islands Public Finance Authority RB for Senior Lien Matching Fund Loan Note Series 2004 A (BBB)
1,525,000	5.000	10/01/10	1,521,523
1,045,000	5.000	10/01/12	1,045,658

			2,567,181

Utah – 0.5%
Intermountain Power Agency RB Refunding for Subordinated Power Supply Series 2009 A (A+/A1)(d)
3,000,000	5.000	07/01/12	3,192,660

Virginia – 1.8%
Fairfax County Virginia Economic Development Authority Lease RB for Public Uses Complex Project Series 2006 (AA+/Aa1)
2,650,000	5.000	05/15/10	2,776,511
Rappahannock Virginia Regional Jail Authority Facilities RB GANS Series 2006 (MIG1)
2,500,000	4.250	12/01/09	2,509,275
Richmond Virginia GO Bonds Series 2000 (FSA) (AAA/Aa3)
5,000,000	5.500	01/15/15	5,342,200

			10,627,986

Washington – 2.7%
Grant County Public Utility District No. 2 Priest Rapids RB Refunded Series 2001 H (FSA) (AAA/Aa2)
3,000,000	5.375	01/01/12	3,281,610
King County Washington Public Hospital District No. 2 GO Bonds Refunding & Improvement for Evergreen Healthcare Series 2006 (MBIA) (AA-/A1)
1,000,000	4.000	12/01/10	1,036,830
Seattle City Light and Power RB Refunding for Improvement Series 2001 (FSA) (AAA/Aa2)
3,000,000	5.500	03/01/15	3,181,890
Tobacco Settlement Authority of Washington RB for Asset Backed Bonds Series 2002 (BBB/Baa3)
455,000	6.500	06/01/26	413,559
Washington State GO Bonds for Various Purposes Series 2008 C (AA+/Aa1)
3,400,000	4.000	01/01/12	3,629,534
Washington State GO Bonds Refunding for Various Purposes Series 2005 R-A (AMBAC) (AA+/Aa1)
3,500,000	5.000	01/01/13	3,888,920

			15,432,343

Wisconsin – 1.5%
Wisconsin Health & Educational Facilities Authority RB for Fort Healthcare, Inc. Project Series 2004 (BBB+)
715,000	4.000	05/01/09	714,006

Wisconsin Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB)
125,000	4.125	05/15/09	124,667
260,000	4.125	05/15/10	253,516
Wisconsin Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB)
105,000	4.125	05/15/10	102,381
Wisconsin State GO Bonds Series 2002 G (MBIA) (AA/Aa3)
2,500,000	5.000	05/01/12	2,727,450
Wisconsin State GO Bonds Series 2007 B (FSA) (AAA/Aa3)
4,115,000	5.000	05/01/12	4,528,270

			8,450,290

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $524,808,703)			$529,121,611

Other Municipals – 2.5%

Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 A-3 (A3)(c)(e)
$2,000,000	4.950%	09/30/12	$1,344,420
Tax Exempt Municipal Infrastructure Improvement Trust Certificates RB Series 2005 Class A (Aa3)(e)
9,731,000	4.050	05/04/10	9,873,559
Tax Exempt Municipal Infrastructure Improvement Trust Certificates RB Series 2006 Class A (A1)(e)
2,956,000	4.220	11/02/10	3,031,201

TOTAL OTHER MUNICIPALS
(Cost $14,700,423)			$14,249,180

Short-Term Investments – 7.7%

Connecticut – 1.5%
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 2005 Y-2 (A-1+/VMIG1)(b)
$8,800,000	0.200%	04/01/09	$8,800,000

Illinois – 0.2%
Chicago Illinois VRDN RB Refunding RMKT 07/17/08 Series 2002 (A-1+/VMIG1)(b)
1,000,000	0.500	04/01/09	1,000,000

Louisiana – 0.3%
Parish of East Baton Rouge VRDN PCRB Refunding for Exxon Project Series 1989 (P-1)(b)
2,000,000	0.100	04/01/09	2,000,000

Massachusetts – 0.4%
Massachusetts Health & Educational Facilities Authority VRDN RB for Harvard University Series 1999 Series R (GO OF INSTN) (A-1+/VMIG1)(b)
500,000	0.200	04/01/09	500,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Investments – (continued)
Massachusetts – (continued)

Massachusetts Health & Educational Facilities Authority VRDN RB for Tufts University Series 2008 N1 (A-1+/VMIG1)(b)
$1,000,000	0.200%	04/01/09	$1,000,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Tufts University Series 2008 N2 (A-1/VMIG1)(b)
800,000	0.150	04/01/09	800,000

			2,300,000

Mississippi – 0.2%
Jackson County VRDN PCRB Refunding for Chevron U.S.A., Inc. Project Series 1992 (VMIG1)(b)
1,000,000	0.250	04/01/09	1,000,000

Missouri – 0.5%
Missouri State Health & Educational Facilities Authority VRDN RB for Washington University Series B 2003 (A-1+/VMIG1)(b)
3,000,000	0.230	04/01/09	3,000,000

New Hampshire – 0.9%
New Hampshire Health & Education Facilities Authority VRDN RB for Dartmouth College Series 2007 A (A-1+/VMIG1)(b)
4,800,000	0.200	04/01/09	4,800,000
New Hampshire Health & Education Facilities Authority VRDN RB for University of New Hampshire RMKT 04/01/08 Series 2005 B (VMIG1)(b)
250,000	0.450	04/01/09	250,000

			5,050,000

New York – 2.8%
New York City VRDN GO Bonds Series 1994 B Subseries B7 (AMBAC) (A-1/Aa3)(b)
7,700,000	0.280	04/01/09	7,700,000
New York City VRDN GO Bonds Refunding Series 1993 C (LOC – JPMorgan Chase Bank N.A.) (A-1+/VMIG1)(b)
500,000	0.450	04/01/09	500,000
New York City Industrial Development Agency VRDN RB for Liberty One Bryant Park LLC Series 2004 1-B (LOC – Bank of America N.A.) (A-1/VMIG1)(b)
200,000	0.350	04/01/09	200,000
New York City Municipal Water Finance Authority VRDN RB for Subseries 2008 B-2 (A-1+/VMIG1)(b)
700,000	0.450	04/01/09	700,000
New York City Municipal Water Finance Authority Water & Sewer VRDN RB for Second Generation Resolution Series 2005 BB-1 (A-1/VMIG1)(b)
1,900,000	0.230	04/01/09	1,900,000
New York City Transitional Finance Authority VRDN RB for New York City Recovery Series 2002-3 Subseries 3B (A-1/VMIG1)(b)
1,600,000	0.450	04/01/09	1,600,000
New York City Transitional Finance Authority VRDN RB for New York City Recovery Series 2002-1 Subseries 1C (LIQ – JPMorgan Chase Bank N.A.) (A-1+/VMIG1)(b)
1,400,000	0.190	04/01/09	1,400,000

New York City Transitional Finance Authority VRDN RB for New York City Recovery Series 2002-1 Subseries 1-D (LIQ – Landesbank Hessen-Thuringen) (A-1+/VMIG1)(b)
300,000	0.450	04/01/09	300,000
Tompkins County Industrial Development Agency VRDN RB for Cornell University Civic Facilities Series 2008 A-1 (A-1+/VMIG1)(b)
2,000,000	0.450	04/01/09	2,000,000

			16,300,000

Texas – 0.9%
Lower Neches Valley Authority Industrial Development Corp. VRDN RB Refunding for Exxon Mobil Subseries 2008 A-3 (VMIG1)(b)
1,500,000	0.150	04/01/09	1,500,000
Texas Water Development Board VRDN RB Refunding for State Revolving Sub Lien Series 2007 A (A-1+/VMIG1)(b)
3,890,000	0.200	04/01/09	3,890,000

			5,390,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $44,840,000)			$44,840,000

TOTAL INVESTMENTS – 101.2%
(Cost $584,349,126)			$588,210,791

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%			(6,833,646)

NET ASSETS – 100.0%			$581,377,145

(a)	Prerefunded security. Maturity date disclosed is prerefunding date.

(b)	Variable rate security. Except for floating rate notes, maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2009.

(c)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2009.

(d)	When-issued security.

(e)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $20,420,630, which represents approximately 3.5% of net assets as of March 31, 2009.

(f)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service/Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
ASSURED GTY	—	Insured by Assured Guaranty
CIFG	—	CIFC Assurance North America, Inc.
COMWLTH GTD	—	Commonwealth Guaranteed
COPS	—	Certificates of Participation
ETM	—	Escrowed to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FGIC-TCRS	—	Insured by Financial Guaranty Insurance Co. – Transferable Custodial Receipts
FSA	—	Insured by Financial Security Assurance Co.
GANS	—	Grant Anticipation Notes
GO	—	General Obligation
GO OF AUTH	—	General Obligation of Authority
GO OF UNIV	—	General Obligation of University
IDA	—	Industrial Development Authority
LIQ	—	Liquidity Agreement
LOC	—	Letter of Credit
MBIA	—	Insured by MBIA Insurance Corp.
MBIA-IBC	—	Insured by MBIA Insurance Corp. – Insured Bonds Certificates
MBIA-RE FGIC	—	MBIA Insurance Corp. Re-insures Financial Guaranty Insurance Co.
PCRB	—	Pollution Control Revenue Bond
PSF-GTD	—	Guaranteed by Permanent School Fund
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
RMKT	—	Remarketed
VRDN	—	Variable Rate Demand Notes
XLCA	—	Insured by XL Capital Assurance, Inc.
XLCA-ICR	—	Insured by XL Capital Assurance, Inc. – Insured Custodial Receipts

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Assets and Liabilities
March 31, 2009

	High Yield	Municipal	Short Duration
	Municipal Fund	Income Fund	Tax-Free Fund

Assets:

Investment in securities, at value (identified cost $2,892,130,098, $610,993,430 and $584,349,126, respectively)	$1,982,390,978	$552,642,147	$588,210,791
Cash	7,001,500	729,467	4,227,078
Due from custodian	—	—	8,323,171
Receivables:
Interest and dividends, net of allowances	46,982,396	8,931,551	6,738,908
Investment securities sold	30,917,502	3,000,467	—
Fund shares sold	5,459,672	947,373	8,644,602
Reimbursement from investment adviser	13,292	16,785	21,968
Other assets	5,972	3,778	3,420

Total assets	2,072,771,312	566,271,568	616,169,938

Liabilities:

Payables:
Investment securities purchased	27,462,860	11,658,186	30,662,147
Fund shares redeemed	5,303,380	1,904,846	3,474,079
Income distribution	3,910,596	845,040	281,636
Amounts owed to affiliates	1,445,516	383,914	281,514
Swap contract, at value	40,341	—	—
Accrued expenses	199,954	93,749	93,417

Total liabilities	38,362,647	14,885,735	34,792,793

Net Assets:

Paid-in capital	$4,042,210,516	$638,910,787	$590,463,325
Accumulated undistributed net investment income	17,861,946	48,262	161,107
Accumulated net realized loss from investments	(1,115,884,336)	(29,221,933)	(13,108,952)
Net unrealized gain (loss) on investments and swap contract	(909,779,461)	(58,351,283)	3,861,665

NET ASSETS	$2,034,408,665	$551,385,833	$581,377,145

Net Assets:
Class A	$1,049,053,682	$333,033,680	$303,445,997
Class B	22,704,554	10,304,814	450,411
Class C	94,113,311	19,977,660	17,372,680
Institutional	868,537,118	187,838,255	260,053,881
Service	—	231,424	54,176

Total Net Assets	$2,034,408,665	$551,385,833	$581,377,145

Shares outstanding, $0.001 par value (unlimited number of shares authorized):
Class A	149,927,300	24,862,576	29,605,133
Class B	3,244,611	769,285	43,979
Class C	13,449,951	1,491,084	1,694,960
Institutional	124,086,788	14,026,782	25,383,399
Service	—	17,183	5,289

Net asset value, offering and redemption price per share:(a)
Class A	$7.00	$13.39	$10.25
Class B	7.00	13.40	10.24
Class C	7.00	13.40	10.25
Institutional	7.00	13.39	10.25
Service	—	13.47	10.24

(a)	Maximum public offering price per share for Class A Shares of High Yield Municipal and Municipal Income Funds (NAV per share multiplied by 1.0471) is $7.33 and $14.02, respectively and for Class A Shares of Short Duration Tax-Free Fund (NAV per share multiplied by 1.0204) is $10.46. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Operations
For the Fiscal Year Ended March 31, 2009

	High Yield	Municipal	Short Duration
	Municipal Fund	Income Fund	Tax-Free Fund

Investment income:

Interest, net of allowances	$244,134,746	$33,857,021	$16,408,924
Dividends	4,081,487	261,972	—

Total investment income	248,216,233	34,118,993	16,408,924

Expenses:

Management fees	19,663,521	3,456,979	1,774,772
Distribution and Service fees(a)	6,270,646	1,220,518	641,875
Transfer Agent fees(a)	3,305,439	607,153	379,456
Custody and accounting fees	203,531	27,856	22,631
Professional fees	195,953	105,009	104,945
Printing fees	106,605	46,804	40,602
Registration fees	92,129	81,186	105,695
Trustee fees	15,055	15,055	15,055
Service Share fees — Service Plan	—	648	130
Service Share fees — Shareholder Administration Plan	—	648	130
Other	160,115	12,626	16,032

Total expenses	30,012,994	5,574,482	3,101,323

Less — expense reductions	(665,724)	(602,936)	(528,883)

Net expenses	29,347,270	4,971,546	2,572,440

NET INVESTMENT INCOME	218,868,963	29,147,447	13,836,484

Realized and unrealized gain (loss) from investment and swap transactions:

Net realized loss from investment transactions	(889,662,128)	(18,744,364)	(667,454)
Net change in unrealized gain (loss) on:
Investments	(286,040,220)	(42,352,004)	82,894
Swap contract	(40,341)	—	—

Net realized and unrealized loss from investment and swap transactions:	(1,175,742,689)	(61,096,368)	(584,560)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(956,873,726)	$(31,948,921)	$13,251,924

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service
High Yield Municipal	$4,627,726	$341,113	$1,301,807	$2,405,286	$44,345	$169,234	$686,574	$—
Municipal Income	911,092	108,042	201,384	473,767	14,045	26,183	93,054	104
Short Duration Tax-Free	534,418	5,302	102,155	277,896	689	13,280	87,569	22

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets

	High Yield Municipal Fund
	For the Fiscal		For the Period		For the Fiscal
	Year Ended		November 1, 2007 to		Year Ended
	March 31, 2009		March 31, 2008(a)		October 31, 2007

From operations:

Net investment income	$218,868,963		$141,257,199		$369,573,428
Net realized gain (loss) from investment and swap transactions	(889,662,128)		(217,832,804)		(7,261,600)
Net change in unrealized gain (loss) on investments and swap contract	(286,080,561)		(451,484,992)		(543,529,700)

Net increase (decrease) in net assets resulting from operations	(956,873,726)		(528,060,597)		(181,217,872)

Distributions to shareholders:

From net investment income
Class A Shares	(104,294,218)		(67,945,466)		(173,602,770)
Class B Shares	(1,691,389)		(849,788)		(2,134,828)
Class C Shares	(6,465,376)		(3,092,028)		(7,237,009)
Institutional Shares	(102,220,692)		(67,425,724)		(182,296,104)
Service Shares	—		—		—
From net realized gains
Class A Shares	—		—		(11,695,446)
Class B Shares	—		—		(185,512)
Class C Shares	—		—		(519,359)
Institutional Shares	—		—		(11,717,321)

Total distributions to shareholders	(214,671,675)		(139,313,006)		(389,388,349)

From share transactions:

Proceeds from sales of shares	778,763,548		841,586,826		3,727,033,452
Proceeds received in connection with merger	—		—		—
Reinvestments of distributions	158,572,380		106,673,321		277,907,191
Cost of shares redeemed	(3,303,662,493	)(b)	(2,684,929,584	)(c)	(2,729,405,893	)(d)

Net increase (decrease) in net assets resulting from share transactions	(2,366,326,565)		(1,736,669,437)		1,275,534,750

TOTAL INCREASE (DECREASE)	(3,537,871,966)		(2,404,043,040)		704,928,529

Net assets:

Beginning of period	5,572,280,631		7,976,323,671		7,271,395,142

End of period	$2,034,408,665		$5,572,280,631		$7,976,323,671

Accumulated undistributed (distribution in excess of) net investment income	$17,861,946		$14,579,849		$11,414,234

(a)	The Fund changed its fiscal year end from October 31 to March 31.
(b)	Net of $600,648 and $14,434 in redemption fees remitted to the High Yield Municipal and Municipal Income Funds, respectively.
(c)	Net of $212,468 and $62,619 in redemption fees remitted to the High Yield Municipal and Municipal Income Funds, respectively.
(d)	Net of $709,373 and $38,952 in redemption fees remitted to the High Yield Municipal and Municipal Income Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Municipal Income Fund						Short Duration Tax-Free Fund
For the Fiscal		For the Period		For the Fiscal		For the Fiscal	For the Period	For the Fiscal
Year Ended		November 1, 2007 to		Year Ended		Year Ended	November 1, 2007 to	Year Ended
March 31, 2009		March 31, 2008(a)		October 31, 2007		March 31, 2009	March 31, 2008(a)	October 31, 2007

$29,147,447		$11,934,043		$24,401,424		$13,836,484	$4,897,329	$11,402,492
(18,744,364)		(5,611,216)		(3,160,650)		(667,454)	538,841	(2,043,616)
(42,352,004)		(21,482,578)		(19,710,879)		82,894	2,445,466	870,879

(31,948,921)		(15,159,751)		1,529,895		13,251,924	7,881,636	10,229,755

(16,476,268)		(6,779,859)		(13,708,484)		(6,318,117)	(1,961,246)	(3,830,827)
(408,380)		(173,646)		(374,169)		(12,717)	(9,599)	(36,203)
(764,214)		(262,987)		(385,092)		(222,838)	(61,824)	(131,911)
(11,295,414)		(4,660,989)		(9,822,051)		(7,248,848)	(2,852,694)	(7,175,212)
(11,281)		(9,941)		(25,145)		(1,462)	(641)	(1,537)

—		—		—		—	—	—
—		—		—		—	—	—
—		—		—		—	—	—
—		—		—		—	—	—

(28,955,557)		(11,887,422)		(24,314,941)		(13,803,982)	(4,886,004)	(11,175,690)

323,338,940		189,950,235		397,787,564		597,148,312	131,191,326	305,496,597
—		—		37,404,184		—	—	—
18,576,118		7,869,899		14,654,684		10,884,543	4,098,987	8,028,449
(410,407,608	)(b)	(188,474,291	)(c)	(205,063,883	)(d)	(388,619,858)	(116,045,228)	(299,543,782)

(68,492,550)		9,345,843		244,782,549		219,412,997	19,245,085	13,981,264

(129,397,028)		(17,701,330)		221,997,503		218,860,939	22,240,717	13,035,329

680,782,861		698,484,191		476,486,688		362,516,206	340,275,489	327,240,160

$551,385,833		$680,782,861		$698,484,191		$581,377,145	$362,516,206	$340,275,489

$48,262		$(85,448)		$(172,484)		$161,107	$136,608	$126,251

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements
March 31, 2009

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified

High Yield Municipal	A, B, C and Institutional Shares	Non-diversified

Municipal Income and Short Duration Tax-Free	A, B, C, Institutional and Service Shares	Diversified

Class A Shares of Short Duration Tax-Free Fund are sold with a front-end sales charge of up to 2.00%. Class A Shares of High Yield Municipal and Municipal Income Funds are sold with a front-end sales charge of 4.50%. Class B Shares of High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds are sold with contingent deferred sales charges that decline from 5.00% to zero, 5.00% to zero, and 2.00% to zero, respectively, depending upon the period of time that shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures on the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider either (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers, to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time it determines a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Redemption Fees — All classes of the High Yield Municipal and Municipal Income Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less (60 calendar days or less for High Yield Municipal). For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

High Yield Municipal, Municipal Income and Short Duration Tax-Free	Daily/Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GAAP establishes financial statement accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a U.S. income tax return. GSAM has reviewed the tax positions for the Funds for the open tax years (tax years ended October 31, 2006-7 and March 31, 2008-9) and determined that they did not have a material impact on the Funds’ financial statements.

F. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The Funds may be required to post collateral under the terms of a swap contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk, and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash to collateralize these contracts. This cash collateral is recorded as assets/liabilities on the Funds’ books.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, which are recorded as realized gains or losses on the termination date. Periodic payments received or made on swap contracts are recorded as realized gains or losses on the Statements of Operations. Gains or losses are also realized upon early termination of the swap agreements and recorded as realized gains or losses on the Statements of Operations. The Funds may invest in the following type of swaps:
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Funds sell protection through a credit default swap, the Funds could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, the Funds, as sellers of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Funds may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a trustworthy and transparent price has been set for the defaulted security or obligation. In addition, the Funds are entitled to a return of any assets, which have been pledged as collateral to the counterparty.
Credit default swaps meet the definition of a credit derivative as defined by the Financial Accounting Standards Board (“FASB”) Staff Position FAS No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. The Funds’ credit default swaps are disclosed in the Additional Investment Information section of the Schedules of Investments. The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

G. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized but not yet issued in the market. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may dispose of or renegotiate these contracts after they have been entered into and may sell these securities before they are delivered, which may result in a capital gain or loss.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended March 31, 2009, contractual and net management fees with GSAM were at the following rates:

							Effective Net
	Contractual Management Rate						Management
	Up to	Next	Next	Next	Over	Effective	Rate
Fund	$1 billion	$1 billion	$3 billionˆ	$3 billionˆ	$8 billionˆ	Rate	(after waiver)

High Yield Municipal	0.55%	0.55%	0.50%	0.48%	0.47%	0.53%	0.53%

Municipal Income	0.55	0.50	0.48	0.47	0.46	0.55	0.50	*

Short Duration Tax-Free	0.40	0.36	0.34	0.33	0.32	0.40	0.35	*

ˆ	Effective July 1, 2008, GSAM implemented these additional asset level breakpoints to its contractual management rates.

*	GSAM has voluntarily agreed to waive a portion of its management fee in order to achieve the effective net management rates.

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services and account maintenance services at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C

Distribution Plan	0.25%	0.75%	0.75%

Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. AGREEMENTS (continued)

For the fiscal year ended March 31, 2009, Goldman Sachs has voluntarily agreed to waive a portion of the distribution and service fees equal to 0.15% of the average daily net assets attributable to the Class B Shares of Short Duration Tax-Free Fund. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.
Goldman Sachs may retain a portion of the Class A front end sales load and Class B and Class C contingent deferred sales charges. During the fiscal year ended March 31, 2009, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

High Yield Municipal	$138,200	$—	$—

Municipal Income	50,800	—	—	*

Short-Duration Tax-Free	75,700	—	—

*	Amount rounds to less than $100.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent for the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plans — The Trust, on behalf of Municipal Income and Short Duration Tax-Free Funds, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for High Yield Municipal, Municipal Income, and Short Duration Tax-Free Funds as an annual percentage rate of average daily net assets are 0.004%, 0.004%, and 0.004%, respectively. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction of the Funds’ expenses.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

3. AGREEMENTS (continued)

For the fiscal year ended March 31, 2009, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Fee Waivers
		Class B	Expense Credits		Other	Total
	Management	Distribution and	Custody	Transfer	Expense	Expense
Fund	Fee	Service Fee	Fee	Agent Fee	Reimbursement	Reductions

High Yield Municipal	$—	$—	$26	$17	$623	$666

Municipal Income	314	—	6	2	281	603

Short Duration Tax-Free	222	1	16	1	289	529

As of March 31, 2009, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

High Yield Municipal	$958	$327	$161	$1,446

Municipal Income	238	99	47	384

Short Duration Tax-Free	165	75	42	282

F. Line of Credit Facility — The Funds participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $300,000,000 for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2009, the Funds did not have any borrowings under the facility.

4. FAIR VALUE OF INVESTMENTS

For the fiscal year ended March 31, 2009, the Funds adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. FAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Fund investments categorized in the fair value hierarchy:

	High Yield Municipal		Municipal Income	Short Duration Tax-Free
	Investments in		Investments in	Investments in
	Securities	Derivatives-	Securities	Securities
Level	Long-Assets	Liabilities	Long-Assets	Long-Assets

Level 1	$53,675,498	$—	$23,976,984	$—

Level 2	1,927,252,214	(40,341)	528,665,163	588,210,791

Level 3	1,463,266	—	—	—

Total	$1,982,390,978	$(40,341)	$552,642,147	$588,210,791

The following is a reconciliation of Level 3 investments in the High Yield Municipal Fund for the fiscal year ended March 31, 2009:

Investment in
Securities
Level 3	Long-Assets

Beginning Balance as of March 31, 2008	$2,004,032

Realized gain (loss)	—

Unrealized gains/(losses) relating to instruments still held at reporting date	(2,789,563)

Net purchase (sales)	—

Net transfers in and/or out of Level 3	2,248,797

Ending Balance as of March 31, 2009	$1,463,266

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2009, were as follows:

Fund	Purchases	Sales and Maturities

High Yield Municipal	$1,907,994,673	$3,939,703,920

Municipal Income	292,983,543	347,683,121

Short Duration Tax-Free	324,632,179	139,855,527

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

6. TAX INFORMATION

Tax character of distributions paid during the fiscal year ended March 31, 2009 was as follows:

	High Yield	Municipal	Short Duration
	Municipal	Income	Tax-Free

Distributions paid from:
Ordinary Income	$1,887,542	$76,327	$1,236
Tax-exempt income	212,784,133	28,879,230	13,802,746

Total distributions	$214,671,675	$28,955,557	$13,803,982

The tax character of distributions paid during the fiscal period ended March 31, 2008 was as follows:

	High Yield	Municipal	Short Duration
	Municipal	Income	Tax-Free

Distributions paid from:
Ordinary income	$1,960,553	$1,762	$357
Tax-exempt income	137,352,453	11,885,660	4,885,647

Total distributions	$139,313,006	$11,887,422	$4,886,004

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows:

	High Yield	Municipal	Short Duration
	Municipal	Income	Tax-Free

Distributions paid from:
Ordinary income	$1,541,863	$568	$4,288
Tax-exempt income	363,728,848	24,314,373	11,171,402
Net long-term capital gains	24,117,638	—	—

Total distributions	$389,388,349	$24,314,941	$11,175,690

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

6. TAX INFORMATION (continued)

As of March 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

	High Yield	Municipal	Short Duration
	Municipal	Income	Tax-Free

Undistributed tax-exempt income — net	$11,401,223	$604,984	$381,833

Capital loss carryforward:[1]
Expiring 2011	—	(872,080)	—
Expiring 2012	—	(873,613)	(2,563,121)
Expiring 2013	—	—	(3,111,685)
Expiring 2014	—	—	(4,730,013)
Expiring 2015	(2,478,411)	(3,036,076)	(2,044,683)
Expiring 2016	(220,731,177)	(5,753,929)	—
Expiring 2017	(553,071,659)	(13,220,467)	(12,792)

Total capital loss carryforward	$(776,281,247)	$(23,756,165)	$(12,462,294)

Timing differences (post October losses/income distribution payable)	(305,872,732)	(6,310,768)	(928,295)
Unrealized gain (loss) — net	(937,049,095)	(58,063,005)	3,922,576

Total accumulated losses — net	$(2,007,801,851)	$(87,524,954)	$(9,086,180)

[1]	Expiration occurs on March 31 of the year indicated.

At March 31, 2009, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	High Yield	Municipal	Short Duration
	Municipal	Income	Tax-Free

Tax Cost	$2,919,399,732	$610,705,152	$584,288,215

Gross unrealized gain	15,967,876	12,493,221	10,799,427
Gross unrealized loss	(952,976,630)	(70,556,226)	(6,876,851)

Net unrealized security gain (loss)	$(937,008,754)	$(58,063,005)	$3,922,576
Net unrealized loss on other investments	(40,341)	—	—

Net unrealized gain (loss)	$(937,049,095)	$(58,063,005)	$3,922,576

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences in the tax treatment of partnership investments and the accretion of market discount.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

6. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in tax treatment relating to the recognition of income and gains/losses on certain bonds.

		Accumulated
	Accumulated net	undistributed net
Fund	realized gain (loss)	investment income

High Yield Municipal	$915,191	$(915,191)

Municipal Income	58,180	(58,180)

Short Duration Tax-Free	8,003	(8,003)

7. OTHER RISKS

Insurance Concentrations — The Funds may invest in “insured” tax exempt municipal securities (“Insured Municipal Securities”). Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (nongovernmental) insurance company. The insurance only entitles the Funds to receive interest and the face or par value of the securities held by the Funds in the event that the underlying obligor cannot make timely payments. The insurance does not guarantee the market value of the Insured Municipal Securities or the value of the shares of the Funds. As of March 31, 2009, the following private insurers insured 5% or more of the net assets of one or more of the Funds:

		Short Duration
Insurer/Rating	Municipal Income	Tax-Free

AMBAC Assurance Corp. (Baa1/A)	6.4%	9.5%

Financial Security Assurance Co. (Aa3/AAA/AAA)	11.1	7.7

MBIA Insurance Corp. (Baa1/AA-)	12.2	9.8

Portfolio Concentrations — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, industry or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.
As of March 31, 2009, the High Yield Municipal Fund had invested approximately 24% of its total assets in the Municipal Securities of issuers located in Florida, including approximately 17% of its total assets in special assessment bonds, a type of municipal securities which are backed by tax assessments on residential and commercial development projects. The payments on special assessment bonds generally depend on the ability of the developer, builder or homeowner of the home or property to pay tax assessments levied against the home or property.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

8. OTHER MATTERS

Indemnifications — Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be remote.

Mergers and Reorganizations — At a meeting held on December 14, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the Signal Tax-Exempt Income Fund by the Municipal Income Fund. The acquisition was completed on April 30, 2007 as of the close of business on April 27, 2007.
Pursuant to the Reorganization Agreement, the assets and liabilities of the Signal Tax-Exempt Income Fund’s (“Acquired Fund”) Class A and Institutional Class were transferred into Municipal Income Fund’s (“Survivor Fund”) Class A and Institutional Class, respectively, in a tax free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of April 27, 2007

Municipal Income Class A/ Signal Tax-Exempt Income Fund Class A	4,026	$63,209	6,491

Municipal Income Institutional Class/ Signal Tax-Exempt Income Fund Institutional Class	1,166,611	18,315,915	1,880,414

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) as well as the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s
	Assets before	Assets before	Assets immediately	Unrealized
Fund	reorganization	reorganization	after reorganization	Appreciation

Municipal Income/Signal Tax-Exempt Income Fund	$589,495,588	$18,379,124	$607,874,712	$169,425

At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Tax Exempt Income Fund by the Municipal Income Fund. The acquisition was completed on June 25, 2007 as of the close of business on June 22, 2007.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

8. OTHER MATTERS (continued)

Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Tax Exempt Income Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into Municipal Income Fund’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Municipal Income Class A/ AXA Enterprise Tax Exempt Income Fund Class A	925,627	$14,236,095	1,081,871

Municipal Income Class B/ AXA Enterprise Tax Exempt Income Fund Class B	159,566	2,454,129	199,466

Municipal Income Class C/ AXA Enterprise Tax Exempt Income Fund Class C	148,717	2,287,262	173,117

Municipal Income Institutional Class/ AXA Enterprise Tax Exempt Income Fund Class Y	3,095	47,574	3,603

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s
	Assets before	Assets before	Assets immediately	Unrealized
Fund	reorganization	reorganization	after reorganization	Appreciation

Municipal Income/ AXA Enterprise Tax Exempt Income Fund	$616,543,145	$19,025,060	$635,568,205	$593,751

*	Utilization of these losses may be limited under the Internal Revenue Code.

New Accounting Pronouncements — In March 2008, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for the first interim or annual period beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. GSAM does not believe the adoption of FAS 161 will impact the amounts reported in the financial statements; however, additional disclosures will be required.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	High Yield Municipal Fund

			For the Period
	For the Fiscal Year Ended		November 1, 2007 to		For the Fiscal Year Ended
	March 31, 2009		March 31, 2008(a)		October 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	41,492,426	$356,489,738	42,612,038	$437,675,609	170,155,796	$1,921,378,491
Reinvestment of distributions	9,160,119	77,731,768	5,242,489	53,102,252	11,736,241	133,244,392
Shares converted from Class B(b)	284,990	2,420,415	6,726	70,404	582	6,321
Shares redeemed	(186,451,130)	(1,595,828,271)	(132,072,796)	(1,353,523,368)	(120,744,546)	(1,358,995,709)

	(135,513,595)	(1,159,186,350)	(84,211,543)	(862,675,103)	61,148,073	695,633,495

Class B Shares
Shares sold	310,927	2,605,711	81,068	830,871	822,231	9,398,485
Reinvestment of distributions	159,187	1,310,430	62,367	630,625	132,270	1,502,235
Shares converted to Class A(b)	(284,990)	(2,420,415)	(6,726)	(70,404)	(582)	(6,321)
Shares redeemed	(1,448,591)	(11,776,822)	(581,540)	(5,949,392)	(1,004,549)	(11,305,637)

	(1,263,467)	(10,281,096)	(444,831)	(4,558,300)	(50,630)	(411,238)

Class C Shares
Shares sold	2,670,814	23,033,093	1,773,087	18,015,864	7,940,134	90,725,570
Reinvestment of distributions	531,342	4,387,116	206,942	2,093,316	406,991	4,611,293
Shares redeemed	(6,387,999)	(53,526,263)	(3,919,623)	(40,192,230)	(3,614,481)	(40,116,624)

	(3,185,843)	(26,106,054)	(1,939,594)	(20,083,050)	4,732,644	55,220,239

Institutional Shares
Shares sold	45,701,434	396,635,006	37,360,435	385,064,482	150,813,319	1,705,530,906
Reinvestment of distributions	8,794,794	75,143,066	5,018,346	50,847,128	12,192,854	138,549,271
Shares redeemed	(194,339,626)	(1,642,531,137)	(125,245,828)	(1,285,264,594)	(117,171,382)	(1,318,987,923)

	(139,843,398)	(1,170,753,065)	(82,867,047)	(849,352,984)	45,834,791	525,092,254

NET INCREASE (DECREASE)	(279,806,303)	$(2,366,326,565)	(169,463,015)	$(1,736,669,437)	111,664,878	$1,275,534,750

(a)	The Fund changed its fiscal year end from October 31 to March 31.
(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Municipal Income Fund

			For the Period
	For the Fiscal Year Ended		November 1, 2007 to		For the Fiscal Year Ended
	March 31, 2009		March 31, 2008(a)		October 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	12,184,091	$166,636,098	7,848,790	$117,994,519	11,855,031	$184,160,849
Shares issued in connection with merger	—	—	—	—	929,653	14,299,304
Reinvestment of distributions	986,546	13,649,953	386,282	5,736,784	701,858	10,920,786
Shares converted from Class B(b)	30,212	414,425	31,050	463,076	53,840	842,957
Shares redeemed	(15,814,979)	(217,945,356)	(5,844,686)	(87,610,245)	(7,610,386)	(117,844,449)

	(2,614,130)	(37,244,880)	2,421,436	36,584,134	5,929,996	92,379,447

Class B Shares
Shares sold	262,037	3,568,431	114,780	1,728,467	121,843	1,893,886
Shares issued in connection with merger	—	—	—	—	159,566	2,454,129
Reinvestment of distributions	19,789	273,199	7,663	113,828	14,445	224,746
Shares converted to Class A(b)	(30,203)	(414,425)	(31,039)	(463,076)	(53,830)	(842,957)
Share redeemed	(277,723)	(3,799,133)	(97,356)	(1,455,373)	(180,641)	(2,803,860)

	(26,100)	(371,928)	(5,952)	(76,154)	61,383	925,944

Class C Shares
Shares sold	704,489	9,638,051	785,040	11,799,974	472,428	7,348,542
Shares issued in connection with merger	—	—	—	—	148,717	2,287,262
Reinvestment of distributions	37,323	514,371	11,885	176,357	16,716	260,013
Shares redeemed	(648,901)	(8,800,036)	(368,811)	(5,551,016)	(286,128)	(4,456,268)

	92,911	1,352,386	428,114	6,425,315	351,733	5,439,549

Institutional Shares
Shares sold	10,327,393	143,496,338	3,912,988	58,427,275	13,154,113	204,384,170
Shares issued in connection with merger	—	—	—	—	1,169,706	18,363,489
Reinvestment of distributions	296,687	4,137,927	123,960	1,842,663	209,629	3,248,570
Shares redeemed	(13,391,562)	(179,528,868)	(6,226,678)	(93,857,657)	(5,172,037)	(79,916,969)

	(2,767,482)	(31,894,603)	(2,189,730)	(33,587,719)	9,361,411	146,079,260

Service Shares
Shares sold	2	22	—	—	4	117
Reinvestment of distributions	48	668	17	267	37	569
Shares redeemed	(22,400)	(334,215)	—	—	(2,746)	(42,337)

	(22,350)	(333,525)	17	267	(2,705)	(41,651)

NET INCREASE (DECREASE)	(5,337,151)	$(68,492,550)	653,885	$9,345,843	15,701,818	$244,782,549

(a)	The Fund changed its fiscal year end from October 31 to March 31.
(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Tax-Free Fund

			For the Period
	For the Fiscal Year Ended		November 1, 2007 to		For the Fiscal Year Ended
	March 31, 2009		March 31, 2008(a)		October 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	33,166,994	$337,980,871	8,290,201	$84,966,233	13,046,974	$132,449,724
Reinvestment of distributions	522,675	5,325,430	167,001	1,708,399	295,309	2,998,125
Shares converted from Class B(b)	1,194	12,272	7,684	78,751	12,532	127,461
Shares redeemed	(19,944,518)	(202,540,971)	(5,093,406)	(52,160,313)	(12,485,774)	(126,843,465)

	13,746,345	140,777,602	3,371,480	34,593,070	869,041	8,731,845

Class B Shares
Shares sold	14	162	116	1,187	600	6,132
Reinvestment of distributions	856	8,723	646	6,601	2,291	23,244
Shares converted to Class A(b)	(1,196)	(12,272)	(7,691)	(78,751)	(12,533)	(127,461)
Shares redeemed	(17,490)	(177,950)	(28,551)	(291,988)	(78,001)	(791,780)

	(17,816)	(181,337)	(35,480)	(362,951)	(87,643)	(889,865)

Class C Shares
Shares sold	1,316,522	13,399,964	365,476	3,735,544	124,812	1,266,340
Reinvestment of distributions	13,684	139,399	3,771	38,584	5,500	55,837
Shares redeemed	(292,938)	(2,979,772)	(159,277)	(1,634,331)	(300,160)	(3,047,060)

	1,037,268	10,559,591	209,970	2,139,797	(169,848)	(1,724,883)

Institutional Shares
Shares sold	24,075,610	245,765,511	4,166,736	42,488,362	16,920,613	171,774,271
Reinvestment of distributions	531,096	5,409,529	229,420	2,344,762	487,846	4,949,844
Shares redeemed	(18,010,172)	(182,921,165)	(6,069,689)	(61,958,596)	(16,626,553)	(168,853,659)

	6,596,534	68,253,875	(1,673,533)	(17,125,472)	781,906	7,870,456

Service Shares
Shares sold	179	1,804	—	—	12	130
Reinvestment of distributions	143	1,462	63	641	138	1,399
Shares redeemed	—	—	—	—	(767)	(7,818)

	322	3,266	63	641	(617)	(6,289)

NET INCREASE	21,362,653	$219,412,997	1,872,500	$19,245,085	1,392,839	$13,981,264

(a)	The Fund changed its fiscal year end from October 31 to March 31.

(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	$9.77	$0.50	$(2.78)	$(2.28)	$(0.49)	$—	$(0.49)
2009 - B	9.77	0.43	(2.78)	(2.35)	(0.42)	—	(0.42)
2009 - C	9.77	0.43	(2.78)	(2.35)	(0.42)	—	(0.42)
2009 - Institutional	9.77	0.53	(2.78)	(2.25)	(0.52)	—	(0.52)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	10.78	0.22	(1.02)	(0.80)	(0.21)	—	(0.21)
2008 - B	10.78	0.18	(1.01)	(0.83)	(0.18)	—	(0.18)
2008 - C	10.78	0.18	(1.01)	(0.83)	(0.18)	—	(0.18)
2008 - Institutional	10.78	0.23	(1.01)	(0.78)	(0.23)	—	(0.23)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	11.57	0.51	(0.76)	(0.25)	(0.50)	(0.04)	(0.54)
2007 - B	11.57	0.43	(0.76)	(0.33)	(0.42)	(0.04)	(0.46)
2007 - C	11.57	0.42	(0.75)	(0.33)	(0.42)	(0.04)	(0.46)
2007 - Institutional	11.57	0.55	(0.76)	(0.21)	(0.54)	(0.04)	(0.58)

2006 - A	11.11	0.52	0.46	0.98	(0.52)	—	(0.52)
2006 - B	11.11	0.44	0.46	0.90	(0.44)	—	(0.44)
2006 - C	11.11	0.44	0.46	0.90	(0.44)	—	(0.44)
2006 - Institutional	11.11	0.57	0.46	1.03	(0.57)	—	(0.57)

2005 - A	10.90	0.54	0.21	0.75	(0.54)	—	(0.54)
2005 - B	10.90	0.45	0.22	0.67	(0.46)	—	(0.46)
2005 - C	10.90	0.45	0.22	0.67	(0.46)	—	(0.46)
2005 - Institutional	10.91	0.59	0.19	0.78	(0.58)	—	(0.58)

2004 - A	10.66	0.54	0.23	0.77	(0.53)	—	(0.53)
2004 - B	10.66	0.46	0.23	0.69	(0.45)	—	(0.45)
2004 - C	10.66	0.46	0.23	0.69	(0.45)	—	(0.45)
2004 - Institutional	10.66	0.59	0.23	0.82	(0.57)	—	(0.57)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

									Ratios assuming no
									expense reductions
			Ratio of		Ratio of				Ratio of		Ratio of
			net expenses		net expenses		Ratio of		total expenses		total expenses		Ratio of
		Net assets,	to average		to average		net investment		to average		to average		net investment
Net asset		end of	net assets		net assets		income		net assets		net assets		income		Portfolio
value, end	Total	period	including interest		excluding interest		to average		including interest		excluding interest		to average		turnover
of period	return(b)	(in 000s)	expense and fees		expense and fees		net assets		expense and fees		expense and fees		net assets		rate

$7.00	(23.97)%	$1,049,054	0.91%		0.91%		5.76%		0.93%		0.93%		5.74%		57%
7.00	(24.55)	22,705	1.66		1.66		5.08		1.68		1.68		5.06		57
7.00	(24.55)	94,113	1.66		1.66		5.09		1.68		1.68		5.07		57
7.00	(23.71)	868,537	0.57		0.57		6.08		0.59		0.59		6.06		57

9.77	(7.45)	2,787,779	0.91	(c)	0.90	(c)	5.07	(c)	0.93	(c)	0.92	(c)	5.05	(c)	16
9.77	(7.74)	44,026	1.66	(c)	1.65	(c)	4.30	(c)	1.68	(c)	1.67	(c)	4.28	(c)	16
9.77	(7.74)	162,459	1.66	(c)	1.65	(c)	4.31	(c)	1.68	(c)	1.67	(c)	4.29	(c)	16
9.77	(7.32)	2,578,017	0.57	(c)	0.56	(c)	5.42	(c)	0.59	(c)	0.58	(c)	5.40	(c)	16

10.78	(2.27)	3,984,269	1.00		0.91		4.50		1.02		0.93		4.48		56
10.78	(3.00)	53,384	1.75		1.66		3.76		1.77		1.68		3.74		56
10.78	(3.00)	200,199	1.75		1.66		3.76		1.77		1.68		3.74		56
10.78	(1.92)	3,738,472	0.64		0.55		4.86		0.66		0.57		4.84		56

11.57	9.05	3,569,963	1.07		0.92		4.64		1.11		0.96		4.61		32
11.57	8.24	57,902	1.82		1.67		3.90		1.86		1.71		3.87		32
11.57	8.24	160,180	1.82		1.67		3.88		1.85		1.70		3.85		32
11.57	9.45	3,483,350	0.71		0.56		5.02		0.74		0.59		4.99		32

11.11	6.99	2,264,580	1.13		0.97		4.78		1.15		0.99		4.76		26
11.11	6.20	49,299	1.88		1.72		4.05		1.91		1.75		4.02		26
11.11	6.20	87,466	1.88		1.72		4.03		1.90		1.74		4.01		26
11.11	7.31	2,540,339	0.74		0.58		5.16		0.76		0.60		5.14		26

10.90	7.40	1,513,843	1.10		0.99		5.03		1.12		1.01		5.01		31
10.90	6.60	48,286	1.85		1.74		4.29		1.87		1.76		4.27		31
10.90	6.60	61,299	1.85		1.74		4.28		1.87		1.76		4.26		31
10.91	7.93	1,505,390	0.70		0.59		5.44		0.72		0.61		5.42		31

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations			Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	$14.64	$0.63	$(1.25)	$(0.62)	$(0.63)
2009 - B	14.64	0.53	(1.24)	(0.71)	(0.53)
2009 - C	14.64	0.53	(1.24)	(0.71)	(0.53)
2009 - Institutional	14.64	0.68	(1.25)	(0.57)	(0.68)
2009 - Service	14.72	0.62	(1.26)	(0.64)	(0.61)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	15.23	0.26	(0.59)	(0.33)	(0.26)
2008 - B	15.24	0.21	(0.60)	(0.39)	(0.21)
2008 - C	15.24	0.21	(0.60)	(0.39)	(0.21)
2008 - Institutional	15.23	0.28	(0.59)	(0.31)	(0.28)
2008 - Service	15.32	0.25	(0.60)	(0.35)	(0.25)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	15.80	0.62	(0.57)	0.05	(0.62)
2007 - B	15.81	0.51	(0.58)	(0.07)	(0.50)
2007 - C	15.81	0.51	(0.58)	(0.07)	(0.50)
2007 - Institutional	15.80	0.68	(0.57)	0.11	(0.68)
2007 - Service	15.90	0.60	(0.58)	0.02	(0.60)

2006 - A	15.59	0.63	0.22	0.85	(0.64)
2006 - B	15.59	0.52	0.22	0.74	(0.52)
2006 - C	15.60	0.52	0.21	0.73	(0.52)
2006 - Institutional	15.59	0.69	0.22	0.91	(0.70)
2006 - Service	15.68	0.61	0.23	0.84	(0.62)

2005 - A	15.68	0.63	(0.08)	0.55	(0.64)
2005 - B	15.68	0.51	(0.08)	0.43	(0.52)
2005 - C	15.68	0.52	(0.08)	0.44	(0.52)
2005 - Institutional	15.67	0.70	(0.08)	0.62	(0.70)
2005 - Service	15.76	0.61	(0.07)	0.54	(0.62)

2004 - A	15.41	0.65	0.27	0.92	(0.65)
2004 - B	15.41	0.54	0.26	0.80	(0.53)
2004 - C	15.41	0.54	0.26	0.80	(0.53)
2004 - Institutional	15.40	0.72	0.26	0.98	(0.71)
2004 - Service	15.49	0.65	0.25	0.90	(0.63)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

									Ratios assuming no
									expense reductions
			Ratio of		Ratio of				Ratio of		Ratio of
			net expenses		net expenses		Ratio of		total expenses		total expenses		Ratio of
		Net assets,	to average		to average		net investment		to average		to average		net investment
Net asset		end of	net assets		net assets		income		net assets		net assets		income		Portfolio
value, end	Total	period	including interest		excluding interest		to average		including interest		excluding interest		to average		turnover
of period	return(b)	(in 000s)	expense and fees		expense and fees		net assets		expense and fees		expense and fees		net assets		rate

$13.39	(4.28)%	$333,034	0.88%		0.88%		4.55%		0.98%		0.98%		4.45%		49%
13.40	(4.92)	10,305	1.63		1.63		3.80		1.73		1.73		3.70		49
13.40	(4.92)	19,978	1.63		1.63		3.82		1.73		1.73		3.72		49
13.39	(3.95)	187,838	0.54		0.54		4.89		0.64		0.64		4.79		49
13.47	(4.39)	231	1.04		1.04		4.39		1.14		1.14		4.29		49

14.64	(2.18)	402,238	0.89	(c)	0.88	(c)	4.19	(c)	1.01	(c)	1.00	(c)	4.07	(c)	19
14.64	(2.55)	11,646	1.64	(c)	1.63	(c)	3.44	(c)	1.76	(c)	1.75	(c)	3.32	(c)	19
14.64	(2.55)	20,474	1.64	(c)	1.63	(c)	3.46	(c)	1.76	(c)	1.75	(c)	3.34	(c)	19
14.64	(2.04)	245,843	0.55	(c)	0.54	(c)	4.53	(c)	0.67	(c)	0.66	(c)	4.41	(c)	19
14.72	(2.29)	582	1.05	(c)	1.04	(c)	4.03	(c)	1.17	(c)	1.16	(c)	3.91	(c)	19

15.23	0.31	381,697	0.96		0.90		3.99		1.07		1.01		3.88		31
15.24	(0.43)	12,210	1.71		1.65		3.24		1.82		1.76		3.13		31
15.24	(0.43)	14,783	1.71		1.65		3.24		1.82		1.76		3.13		31
15.23	0.67	289,188	0.60		0.54		4.37		0.71		0.65		4.26		31
15.32	0.13	606	1.10		1.04		3.85		1.21		1.15		3.74		31

15.80	5.59	302,271	1.00		0.90		4.05		1.16		1.07		3.88		19
15.81	4.87	11,698	1.75		1.65		3.31		1.92		1.82		3.14		19
15.81	4.80	9,777	1.75		1.65		3.30		1.91		1.82		3.14		19
15.80	5.98	152,070	0.63		0.53		4.42		0.79		0.70		4.26		19
15.90	5.51	671	1.13		1.03		3.90		1.29		1.20		3.74		19

15.59	3.55	240,123	1.00		0.93		3.99		1.16		1.09		3.83		37
15.59	2.78	13,783	1.75		1.68		3.25		1.91		1.84		3.09		37
15.60	2.85	7,873	1.75		1.68		3.24		1.91		1.84		3.08		37
15.59	4.02	128,311	0.61		0.54		4.37		0.77		0.70		4.21		37
15.68	3.49	315	1.11		1.04		3.88		1.27		1.20		3.72		37

15.68	6.09	179,223	1.02		0.94		4.21		1.20		1.12		4.03		27
15.68	5.30	14,117	1.77		1.69		3.46		1.95		1.87		3.28		27
15.68	5.30	5,838	1.77		1.69		3.46		1.95		1.87		3.28		27
15.67	6.52	60,506	0.62		0.54		4.61		0.80		0.72		4.43		27
15.76	5.95	337	1.12		1.04		4.11		1.30		1.22		3.93		27

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	$10.25	$0.30	$— (c)	$0.30	$(0.30)
2009 - B	10.24	0.25	(0.01)	0.24	(0.24)
2009 - C	10.25	0.22	0.01	0.23	(0.23)
2009 - Institutional	10.25	0.34	— (c)	0.34	(0.34)
2009 - Service	10.24	0.29	— (c)	0.29	(0.29)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	10.16	0.14	0.09	0.23	(0.14)
2008 - B	10.15	0.11	0.09	0.20	(0.11)
2008 - C	10.16	0.11	0.09	0.20	(0.11)
2008 - Institutional	10.16	0.15	0.09	0.24	(0.15)
2008 - Service	10.15	0.13	0.09	0.22	(0.13)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	10.20	0.33	(0.04)	0.29	(0.33)
2007 - B	10.19	0.27	(0.04)	0.23	(0.27)
2007 - C	10.20	0.26	(0.05)	0.21	(0.25)
2007 - Institutional	10.19	0.37	(0.04)	0.33	(0.36)
2007 - Service	10.19	0.32	(0.05)	0.27	(0.31)

2006 - A	10.20	0.29	0.02	0.31	(0.31)
2006 - B	10.19	0.23	0.02	0.25	(0.25)
2006 - C	10.20	0.21	0.02	0.23	(0.23)
2006 - Institutional	10.19	0.33	0.02	0.35	(0.35)
2006 - Service	10.19	0.28	0.02	0.30	(0.30)

2005 - A	10.39	0.24	(0.18)	0.06	(0.25)
2005 - B	10.38	0.18	(0.18)	(0.00)	(0.19)
2005 - C	10.39	0.16	(0.18)	(0.02)	(0.17)
2005 - Institutional	10.39	0.28	(0.19)	0.09	(0.29)
2005 - Service	10.38	0.23	(0.18)	0.05	(0.24)

2004 - A	10.45	0.19	(0.06)	0.13	(0.19)
2004 - B	10.44	0.12	(0.05)	0.07	(0.13)
2004 - C	10.45	0.11	(0.06)	0.05	(0.11)
2004 - Institutional	10.44	0.23	(0.05)	0.18	(0.23)
2004 - Service	10.44	0.17	(0.05)	0.12	(0.18)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$10.25	3.02%	$303,446	0.73%		2.96%		0.85%		2.84%		33%
10.24	2.41	450	1.33		2.41		1.60		2.14		33
10.25	2.25	17,373	1.48		2.18		1.60		2.06		33
10.25	3.37	260,054	0.39		3.31		0.51		3.19		33
10.24	2.85	54	0.89		2.82		1.01		2.70		33

10.25	2.24	162,590	0.73	(d)	3.21	(d)	0.95	(d)	2.99	(d)	19
10.24	1.99	633	1.33	(d)	2.65	(d)	1.70	(d)	2.28	(d)	19
10.25	1.93	6,742	1.48	(d)	2.48	(d)	1.70	(d)	2.26	(d)	19
10.25	2.39	192,500	0.39	(d)	3.57	(d)	0.61	(d)	3.35	(d)	19
10.24	2.18	51	0.89	(d)	3.06	(d)	1.11	(d)	2.84	(d)	19

10.16	2.86	126,888	0.75		3.27		0.89		3.13		52
10.15	2.25	988	1.35		2.67		1.64		2.40		52
10.16	2.10	4,549	1.50		2.54		1.64		2.40		52
10.16	3.34	207,801	0.39		3.66		0.53		3.52		52
10.15	2.72	50	0.89		3.14		1.03		3.00		52

10.20	3.09	118,460	0.76		2.85		0.91		2.70		55
10.19	2.48	1,884	1.36		2.25		1.66		1.95		55
10.20	2.33	6,297	1.51		2.10		1.66		1.95		55
10.19	3.48	200,543	0.39		3.23		0.54		3.07		55
10.19	2.96	56	0.89		2.74		1.04		2.58		55

10.20	0.56	147,425	0.78		2.37		0.91		2.24		46
10.19	(0.04)	2,612	1.38		1.77		1.66		1.49		46
10.20	(0.19)	9,440	1.53		1.61		1.66		1.48		46
10.19	0.86	308,255	0.39		2.77		0.52		2.64		46
10.19	0.45	55	0.89		2.27		1.02		2.14		46

10.39	1.25	188,487	0.79		1.80		0.90		1.69		37
10.38	0.64	4,619	1.39		1.20		1.65		0.94		37
10.39	0.49	18,283	1.54		1.04		1.65		0.93		37
10.39	1.75	409,228	0.39		2.20		0.50		2.09		37
10.38	1.15	55	0.89		1.70		1.00		1.59		37

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Municipal Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs High Yield Municipal Fund, Goldman Sachs Municipal Income Fund and Goldman Sachs Short Duration Tax-Free Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period ended October 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated January 16, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 20, 2009

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2009 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares) contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2008 through March 31, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	High Yield Municipal Fund				Municipal Income Fund				Short Duration Tax-Free Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended
Share Class	10/1/08	3/31/09		3/31/09*	10/1/08	3/31/09		3/31/09*	10/1/08	3/31/09		3/31/09*
Class A
Actual	$1,000	$814.60		$4.12	$1,000	$993.80		$4.37	$1,000	$1,027.40		$3.69
Hypothetical 5% return	1,000	1,020.39	+	4.58	1,000	1,020.54	+	4.43	1,000	1,021.29	+	3.68

Class B
Actual	1,000	811.50		7.50	1,000	990.90		8.09	1,000	1,023.30		6.71
Hypothetical 5% return	1,000	1,016.65	+	8.35	1,000	1,016.80	+	8.20	1,000	1,018.30	+	6.69

Class C
Actual	1,000	811.50		7.50	1,000	990.10		8.09	1,000	1,023.50		7.47
Hypothetical 5% return	1,000	1,016.65	+	8.35	1,000	1,016.80	+	8.20	1,000	1,017.55	+	7.44

Institutional
Actual	1,000	816.00		2.58	1,000	995.50		2.69	1,000	1,029.10		1.97
Hypothetical 5% return	1,000	1,022.09	+	2.87	1,000	1,022.24	+	2.72	1,000	1,022.99	+	1.97

Service
Actual					1,000	993.10		5.22	1,000	1,025.50		4.49
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,019.70	+	5.29	1,000	1,020.49	+	4.48

*	Expenses for each share class are calculated using each Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal period. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

High Yield Municipal	0.91%	1.66%	1.66%	0.57%	N/A
Municipal Income	0.88	1.63	1.63	0.54	1.04%
Short Duration Tax-Free	0.73	1.33	1.48	0.39	0.89

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 67	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004, Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Limited Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				95	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 68	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	95	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of March 31, 2009, the Trust consisted of 82 portfolios, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios. The Goldman Sachs Municipal Opportunity Fund and the Goldman Sachs Credit Strategies Fund do not currently offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 44	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Municipal Fixed Income
Funds-Tax Information (Unaudited)

During the period ended March 31, 2009, 99.12%, 99.74%, and 99.99% of the distributions from net investment income paid by the Goldman Sachs High Yield Municipal Fund, the Goldman Sachs Municipal Income Fund, and the Goldman Sachs Short Duration Tax-Free Fund, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $712.6 billion in assets under management as of March 31, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government
Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities
Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund

Domestic Equity
■ Balanced Fund
■ Growth and Income Fund
■ Structured Large Cap Value Fund
■ Large Cap Value Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small/Mid Cap Growth Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Small Cap Value Fund

Fund of Funds[2]■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity
Portfolio
■ Tax-Advantaged Global Equity
Portfolio

Retirement Strategies[2]
International Equity
■ Structured International Equity Fund
■ Structured International Equity
Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets
Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2]■ U.S. Equity Dividend and Premium
Fund
■ International Equity Dividend and
Premium Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed
Equity Fund
■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

A prospectus for the Fund containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

IRS Circular 230 Disclosure: Goldman Sachs does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties imposed on the relevant taxpayer. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2009 Goldman, Sachs & Co. All rights reserved. 09-22072. MF.TMPL MFIAR / 29.1k / 4-09

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2009	2008	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,735,367	$88,500	Financial Statement audits. For 2009, $689,739 represents audit fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$257,222	$0	Other attest services

Tax Fees:

• PwC	$655,950	$0	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. For 2009, $71,161 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2009	2008	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,509,000	$0	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the twelve months ended March 31, 2009 and March 31, 2008 were approximately $913,172 and $0 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended December 31, 2008 and December 31, 2007 were approximately $5.8 million and $5.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 29, 2009

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	May 29, 2009